As Filed Electronically with the Securities and Exchange Commission on December 29, 2010

Securities Act File No. 333-169602

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

RIVERSOURCE VARIABLE SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of Principal Executive Offices) (Zip Code)

612-671-1947

(Registrant’s Area Code and Telephone Number)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and Address of Agent for Service)

With a copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

TITLE OF SECURITIES BEING REGISTERED:

Class 1 and Class 2 shares of each of the RiverSource Variable Portfolio – Short Duration U.S. Government Fund, Threadneedle Variable Portfolio – International Opportunity Fund and RiverSource Variable Portfolio – Diversified Equity Income Fund series of the Registrant and Class 1 shares of the RiverSource Variable Portfolio – Mid Cap Value Fund series of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933.

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

COMBINED PROXY STATEMENT/PROSPECTUS

December 20, 2010

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: Why am I being asked to provide voting instructions?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed combined proxy statement/prospectus. Shares of the above-listed funds are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” herein refer to a separate account of a Participating Insurance Company. As a Contract Owner with Contract values allocated to of one of the above-listed funds, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding a reorganization involving your fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, Contract Owners with interests in the selling fund will have interests in the buying fund.

Q: Are my voting instructions important?

Absolutely! While the board of trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you instruct your Participating Insurance Company to approve it, those proposals generally cannot go forward without the approval of shareholders.

Q: On what am I being asked to provide voting instructions?

Contract Owners are being asked to provide voting instructions regarding the reorganization (a “Reorganization”) of one or more funds (each a “Selling Fund” and together, the “Selling Funds”) into other corresponding funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below:

Selling Fund	Buying Fund
Columbia Federal Securities Fund, Variable Series	RiverSource Variable Portfolio – Short Duration U.S. Government Fund
Columbia International Fund, Variable Series	Threadneedle Variable Portfolio – International Opportunity Fund
Columbia Large Cap Value Fund, Variable Series	RiverSource Variable Portfolio – Diversified Equity Income Fund
Columbia Mid Cap Value Fund, Variable Series	RiverSource Variable Portfolio – Mid Cap Value Fund

The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and will vote those shares at a joint special meeting of shareholders of the Selling Fund. However, as a

Contract Owner, you are entitled to instruct the Participating Insurance Company how to vote the shares attributable to your Contract.

If the Reorganization of your Selling Fund is approved by the Participating Insurance Companies and the other closing conditions are met, interests in your Selling Fund attributable to your Contract will, in effect, be converted into interests in the corresponding Buying Fund with the same aggregate net asset value as that of your Selling Fund interests at the time of the Reorganization. Selling Funds and Buying Funds are referred to individually or collectively as a “Fund” or the “Funds,” respectively. While the aggregate net asset value of the shares attributable to your Contract will not change as a result of the Reorganization, the number of shares attributable to your Contract may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

On May 1, 2010, Ameriprise Financial, Inc., the parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC), the Funds’ investment manager (“Columbia Management”), acquired the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America, N.A. (the “Transaction”). In connection with the Transaction, Columbia Management became the investment manager of the Columbia-branded funds (the “Columbia Fund Complex”), in addition to the funds that were branded as RiverSource, Seligman and Threadneedle funds (the “RiverSource Fund Complex” and, together with the Columbia Fund Complex, the “Combined Fund Complex”).

The proposed Reorganizations are among the reorganizations recommended by Columbia Management following the Transaction. Columbia Management’s overall goal in proposing the reorganizations is twofold. First, by combining Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds with generally similar investment objectives, strategies and policies, each combined investment portfolio will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the Combined Fund Complex, management, administration, distribution and other resources can be focused more effectively on a smaller group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment strategy.

Q: Are there costs or tax consequences of the Reorganizations?

Reorganization costs will be allocated to each Fund, but will be limited to an amount that is not more than the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, or whether the Buying Fund is treated for U.S. federal income tax purposes as a partnership or a regulated investment company (“RIC”). A portion, which may be substantial, of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders would generally be the same as or lower than the expenses they currently bear, as described in detail in the combined proxy statement/prospectus under “Reorganization Proposals – Summary – Fees and Expenses.”

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close before the end of the second quarter of 2011.

Q: How does my Board recommend that I instruct my Participating Insurance Company to vote?

After careful consideration, your Board recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Fund.

Q: How can I provide voting instructions?

You can instruct your Participating Insurance Company how to vote the shares attributable to your Contract in one of three ways:

•	By telephone (call the toll free number listed on your proxy card)

•	By internet (log on to the internet site listed on your proxy card)

•	By mail (using the enclosed postage prepaid envelope)

We encourage you to provide voting instructions as soon as possible. Please refer to the enclosed voting instruction card for instructions for providing voting instructions by telephone, internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about procedures for providing voting instructions, please call the Participating Insurance Company that issued your Contract. Computershare Fund Services has been engaged to provide mailing and tabulation services. It is not expected that the Selling Funds will require active solicitation services for any proposal or that Computershare Fund Services will receive any amount for solicitation services. Shareholders of Selling Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call 800.345.6611 to request a copy of the Selling Fund’s final report to shareholders for that period.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Columbia Funds Variable Insurance Trust

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

To be held February 15, 2011

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the Funds listed above (each a “Selling Fund”) will be held at 1:00 p.m. on February 15, 2011, at One Financial Center, Boston, MA in Conference Room A on the 5th floor. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund:

To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia Federal Securities Fund, Variable Series, Columbia International Fund, Variable Series, Columbia Large Cap Value Fund, Variable Series and Columbia Mid Cap Value Fund, Variable Series series, RiverSource Variable Series Trust, on behalf of its RiverSource Variable Portfolio – Short Duration U.S. Government Fund, Threadneedle Variable Portfolio – International Opportunity Fund, RiverSource Variable Portfolio – Diversified Equity Income Fund and RiverSource Variable Portfolio – Mid Cap Value Fund series, certain other registered investment companies and Columbia Management Investment Advisers, LLC, pursuant to which each selling fund, as indicated below (each a “Selling Fund”), will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding buying fund, as indicated below (each a “Buying Fund”), in exchange for shares of a corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. Shares of each class of the Buying Fund will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Shareholders of each Selling Fund will vote separately on the proposal, as shown below.

Selling Fund	Buying Fund	Proposal #
Columbia Federal Securities Fund, Variable Series	RiverSource Variable Portfolio – Short Duration U.S. Government Fund	1
Columbia International Fund, Variable Series	Threadneedle Variable Portfolio – International Opportunity Fund	2
Columbia Large Cap Value Fund, Variable Series	RiverSource Variable Portfolio – Diversified Equity Income Fund	3
Columbia Mid Cap Value Fund, Variable Series	RiverSource Variable Portfolio – Mid Cap Value Fund	4

Please take some time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. Shares of the Selling Funds are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. If you held a Contract as of the close of business on December 17, 2010, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please instruct your Participating Insurance Company how to vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call the Participating Insurance Company that issued your Contract. It is important that you instruct your Participating Insurance Company how to vote the shares attributable to your Contract. The board of trustees of each Selling Fund recommends that you instruct your Participating Insurance Company to vote FOR the Reorganization of your Selling Fund.

By order of the board of trustees

Scott R. Plummer, Secretary
December 20, 2010

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

COMBINED PROXY STATEMENT/PROSPECTUS

Dated December 20, 2010

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (as defined below). The address and telephone number of each Selling Fund and each Buying Fund is c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, and 800.345.6611. This combined proxy statement/prospectus and the enclosed proxy card or voting instruction card were first mailed to shareholders of each Selling Fund beginning on or about January 5, 2011. This combined proxy statement/prospectus contains information you should know before providing voting instructions on the following proposals with respect to your Selling Fund, as indicated below. You should retain this document for future reference.

Proposal		To be voted on by shareholders of:
1. .	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia Federal Securities Fund, Variable Series series (a “Selling Fund”), RiverSource Variable Series Trust, on behalf of its RiverSource Variable Portfolio – Short Duration U.S. Government Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC (“Columbia Management”). Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund	Columbia Federal Securities Fund, Variable Series

Selling Fund		Buying Fund
Class A	g	Class 1
Class B	g	Class 2

2.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia International Fund, Variable Series series (a “Selling Fund”), RiverSource Variable Series Trust, on behalf of its Threadneedle Variable Portfolio – International Opportunity Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia International Fund, Variable Series

Selling Fund		Buying Fund
Class A	g	Class 1
Class B	g	Class 2

3.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia Large Cap Value Fund, Variable Series series (a “Selling Fund”), RiverSource Variable Series Trust, on behalf of its RiverSource Variable Portfolio – Diversified Equity Income Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Large Cap Value Fund, Variable Series

Selling Fund		Buying Fund
Class A	g	Class 1
Class B	g	Class 2

4.	To approve an Agreement and Plan of Reorganization by and among Columbia Funds Variable Insurance Trust, on behalf of its Columbia Mid Cap Value Fund, Variable Series series (a “Selling Fund”), RiverSource Variable Series Trust, on behalf of its RiverSource Variable Portfolio – Mid Cap Value Fund series (a “Buying Fund”), certain other registered investment companies and Columbia Management Investment Advisers, LLC. Under the agreement, the Selling Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Buying Fund in exchange for shares of the corresponding class of the Buying Fund (as indicated below) and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.	Columbia Mid Cap Value Fund, Variable Series

Selling Fund		Buying Fund
Class A	g	Class 1
Class B	g	Class 1

The proposals will be considered by shareholders who owned shares of the Selling Funds on December 17, 2010, at a joint special meeting of shareholders (the “Meeting”) that will be held at 1:00 p.m. on February 15, 2011, at One Financial Center, Boston, MA in Conference Room A on the 5th floor. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).

Shares of the Selling Funds are owned of record predominantly by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and therefore holds all voting rights with respect to those shares. That Participating Insurance Company sponsors a separate account that funds your Contract. This separate account, along with any other separate accounts sponsored by a Participating Insurance Company, is the shareholder of your Selling Fund. The separate account is composed of sub-accounts. Because you allocated Contract values to a sub-account that invests in your Selling Fund, you are entitled to instruct the Participating Insurance Company how to vote the shares of your Selling Fund attributable to your Contract. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” refer to a separate account of a Participating Insurance Company. Depending on the context, references to “you” or “your” herein refer to the Contract Owner and/or to the Participating Insurance Company separate account.

Although the board of trustees (the “Board”) of each Selling Fund* recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class 1 shares of the corresponding Buying Fund with the same aggregate net asset value as their Selling Fund Class A shares at the time of the Reorganization.

•

Reorganization costs will be allocated to each Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization. A portion, which may be substantial, of the portfolio assets of Selling Fund may be sold in connection with its Reorganization. Such sales will cause such Selling Fund to incur transaction costs.

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this combined proxy statement/prospectus by reference:

•	the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated December 20, 2010;

Columbia Federal Securities Fund, Variable Series (SEC file no. 811-05199)

•	the prospectuses of Columbia Federal Securities Fund, Variable Series dated April 29, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Federal Securities Fund, Variable Series, dated April 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Federal Securities Fund, Variable Series for the year ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Federal Securities Fund, Variable Series for the period ended June 30, 2010;

Columbia International Fund, Variable Series (SEC file no. 811-05199)

•	the prospectuses of Columbia International Fund, Variable Series dated April 29, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia International Fund, Variable Series, dated April 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia International Fund, Variable Series for the year ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia International Fund, Variable Series for the period ended June 30, 2010;

*	References to the Board of a Selling Fund refer to the Board of Columbia Funds Variable Insurance Trust, of which each Selling Fund is a series.

Columbia Large Cap Value Fund, Variable Series (SEC file no. 811-05199)

•	the prospectuses of Columbia Large Cap Value Fund, Variable Series dated April 29, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Large Cap Value Fund, Variable Series, dated April 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Large Cap Value Fund, Variable Series for the year ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Large Cap Value Fund, Variable Series for the period ended June 30, 2010; and

Columbia Mid Cap Value Fund, Variable Series (SEC file no. 811-05199)

•	the prospectuses of Columbia Mid Cap Value Fund, Variable Series dated April 29, 2010, as supplemented to date;

•	the Statement of Additional Information of Columbia Mid Cap Value Fund, Variable Series, dated April 29, 2010, as supplemented to date;

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Mid Cap Value Fund, Variable Series for the year ended December 31, 2009, and the unaudited financial statements included in the Semiannual Report to Shareholders of Columbia Mid Cap Value Fund, Variable Series for the period ended June 30, 2010.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call the Participating Insurance Company that issued your Contract.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC, Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

As with all open-end mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

Page
Section A — Reorganization Proposals	7
Summary	7
How Each Reorganization Will Work	7
Tax Consequences	7
Fees and Expenses	8
Proposal 1. Reorganization of Columbia Federal Securities Fund, Variable Series into RiverSource Variable Portfolio — Short Duration U.S. Government Fund	8
Proposal 2. Reorganization of Columbia International Fund, Variable Series into Threadneedle Variable Portfolio — International Opportunity Fund	10
Proposal 3. Reorganization of Columbia Large Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Diversified Equity Income Fund	12
Proposal 4. Reorganization of Columbia Mid Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Mid Cap Value Fund	14
Proposal 1. Reorganization of Columbia Federal Securities Fund, Variable Series into RiverSource Variable Portfolio — Short Duration U.S. Government Fund	18
Comparison of the Selling Fund and the Buying Fund	18
Comparison of Investment Objectives	18
Comparison of Principal Investment Strategies	18
Comparison of Fundamental Investment Policies	20
Comparison of Non-Fundamental Investment Policies	22
Comparison of Principal Risks	24
Comparison of Performance	25
Proposal 2. Reorganization of Columbia International Fund, Variable Series into Threadneedle Variable Portfolio — International Opportunity Fund	28
Comparison of the Selling Fund and the Buying Fund	28
Comparison of Investment Objectives	28
Comparison of Principal Investment Strategies	28
Comparison of Fundamental Investment Policies	30
Comparison of Non-Fundamental Investment Policies	32
Comparison of Principal Risks	34
Comparison of Performance	35
Proposal 3. Reorganization of Columbia Large Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Diversified Equity Income Fund	37
Comparison of the Selling Fund and the Buying Fund	37
Comparison of Investment Objectives	37
Comparison of Principal Investment Strategies	37
Comparison of Fundamental Investment Policies	39
Comparison of Non-Fundamental Investment Policies	41
Comparison of Principal Risks	42
Comparison of Performance	44
Proposal 4. Reorganization of Columbia Mid Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Mid Cap Value Fund	46
Comparison of the Selling Fund and the Buying Fund	46
Comparison of Investment Objectives	46
Comparison of Principal Investment Strategies	46
Comparison of Fundamental Investment Policies	48
Comparison of Non-Fundamental Investment Policies	50
Comparison of Principal Risks	51
Comparison of Performance	52

SECTION A — REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities.

•

Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class 1 shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of the Reorganization.

•	After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences

The tax consequences of the Reorganizations differ depending on whether the Buying Fund will be treated as a partnership or as a “regulated investment company” (“RIC”) for U.S. federal income tax purposes. However, as described below, none of the Reorganizations is expected to be a taxable event for Contract Owners.

Each Reorganization in which the Buying Fund is treated as a RIC is expected to be tax-free to separate accounts of the Participating Insurance Companies (“Separate Accounts”) as shareholders for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations – RIC Reorganizations.” Accordingly, no gain or loss is expected to be recognized by the Selling Fund, Separate Accounts or Contract Owners as a direct result of such Reorganization. For Separate Accounts as shareholders in such a Reorganization, the aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

Each Reorganization in which the Buying Fund will be treated as a partnership for U.S. federal income tax purposes is expected to be treated as a contribution of the Selling Fund’s assets to the Buying Fund in exchange for Reorganization Shares, followed by a distribution of Reorganization Shares to Separate Accounts as shareholders of the Selling Fund in liquidation of the Selling Fund. Each of these Reorganizations will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Selling Fund’s tax basis in its assets will carry over to the Buying Fund, the Buying Fund’s holding period in those assets will include the Selling Fund’s holding period therein and the distribution by the Selling Fund of the Reorganization Shares in liquidation will eliminate any tax liability of the Selling Fund on any gain realized in connection with the Reorganization, as described in more detail in the section entitled “Tax Status of the Reorganizations – RIC-to-Partnership Reorganizations.”

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, or whether the Buying Fund is treated as a partnership or a RIC. For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expense ratios incurred during each Fund’s most recently completed fiscal year, adjusted to reflect current and expected fees, as more fully described below, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. Pro forma expense ratios shown are based on each Buying Fund’s average net assets over the twelve-month period ended June 30, 2010. As of the date of this combined proxy statement/prospectus, each Fund’s net assets may be lower or higher than the Fund’s average net assets over such period. In general, a Fund’s annual operating expense ratios will increase as the Fund’s assets decrease and will decrease as the Fund’s assets increase. Accordingly, each Fund’s annual operating expense ratios, if adjusted based on net assets as of the date of this combined proxy statement/prospectus, could be higher or lower than those shown in the tables below.

Certain Selling Funds have voluntary fee waiver and/or expense reimbursement arrangements. For more information, see the Selling Funds’ prospectuses.

The fees and expenses below exclude one-time costs of the Reorganizations. The costs of each Reorganization expected to be borne by each Fund are set forth in Exhibit A.

Proposal 1 Fees and Expenses. Reorganization of Columbia Federal Securities Fund, Variable Series into RiverSource Variable Portfolio — Short Duration U.S. Government Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of August 31, 2010.

Current and Pro Forma Fees and Expenses

The following tables do not reflect fees and expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the table.

Shareholder Fees (fees paid directly from your investment)

Columbia Federal Securities Fund, Variable Series (Current) (Selling Fund)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Current and Pro Forma) (Buying Fund)	Class 1	Class 2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Federal Securities Fund, Variable Series (Current) (Selling Fund)	Class A	Class B
Management fees(1)	0.53%	0.53%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(2)	0.26%	0.26%

Total annual Fund operating expenses	0.79%	1.04%

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Current) (Buying Fund)	Class 1	Class 2
Management fees(3)	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%

Total annual Fund operating expenses	0.51%	0.76%

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Pro Forma) (Buying Fund)	Class 1	Class 2
Management fees(3)	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%

Total annual Fund operating expenses	0.53%	0.78%

1.	Management fees are composed of an investment management services fee of 0.38% and an administration fee of 0.15%.
2.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.
3.	Management fees are composed of an investment management services fee of 0.36% and an administration fee of 0.07%.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher.

These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Columbia Federal Securities Fund, Variable Series (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$81	$252	$439	$978
Class B	$106	$331	$574	$1,271

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Current) (Buying Fund)
Class 1	$52	$164	$286	$643
Class 2	$78	$243	$423	$946

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Pro Forma) (Buying Fund)
Class 1	$54	$170	$297	$668
Class 2	$80	$249	$434	$970

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Federal Securities Fund, Variable Series (Selling Fund)	203%
RiverSource Variable Portfolio – Short Duration U.S. Government Fund (Buying Fund)	428%

Proposal 2 Fees and Expenses. Reorganization of Columbia International Fund, Variable Series into Threadneedle Variable Portfolio — International Opportunity Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of August 31, 2010.

Current and Pro Forma Fees and Expenses

The following tables do not reflect fees and expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the table.

Shareholder Fees (fees paid directly from your investment)

Columbia International Fund, Variable Series (Current) (Selling Fund)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

Threadneedle Variable Portfolio — International Opportunity Fund (Current and Pro Forma) (Buying Fund)	Class 1	Class 2
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A
Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia International Fund, Variable Series (Current) (Selling Fund)	Class A	Class B
Management fees	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.88%	0.88%
Acquired fund fees and expenses(2)	0.01%	0.01%

Total annual Fund operating expenses(3)	1.76%	2.01%

Threadneedle Variable Portfolio — International Opportunity Fund (Current) (Buying Fund)	Class 1	Class 2
Management fees(4)	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.10%	0.10%

Total annual Fund operating expenses(4)	0.97%	1.22%

Threadneedle Variable Portfolio — International Opportunity Fund (Pro Forma) (Buying Fund)	Class 1	Class 2
Management fees(5)	0.86%	0.86%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.11%	0.11%

Total annual Fund operating expenses(5)	0.97%	1.22%

1.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.
2.	Acquired fund fees and expenses include fees and expenses associated with Columbia International Fund, Variable Series’ investments in other investment companies and/or pooled investment vehicles.
3.	“Total annual Fund operating expenses” may not match “Net Expenses” in the Financial Highlights section of the Fund’s prospectus, which does not include, among other things, Acquired fund fees and expenses.
4.

Management fees are composed of an investment management services fee of 0.79% and an administration fee of 0.08%. Management fees have been adjusted to reflect the elimination of the performance incentive adjustment that increased Management fees by 0.07%, expected to be effective in the second quarter of 2011, subject to shareholder approval. The can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.94% (composed of an investment management services fee of 0.79%, a performance incentive adjustment of 0.07% and an administration fee of 0.08%) and Total annual Fund operating expenses shown would have been 1.04% for Class 1 shares and 1.29% for Class 2 shares.
5.	Management fees are composed of an investment management services fee of 0.78% and an administration fee of 0.08%. Management fees have been adjusted to reflect the elimination of the performance incentive adjustment that increased Management fees by 0.07%, expected to be effective in the second quarter of 2011, subject to shareholder approval. If the proposed changes were not reflected, Management fees shown would have been 0.93% (composed of an investment management services fee of 0.78%, a performance incentive adjustment of 0.07% and an administration fee of 0.08%) and Total annual Fund operating expenses shown would have been 1.04% for Class 1 shares and 1.29% for Class 2 shares.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Columbia International Fund, Variable Series (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$179	$554	$954	$2,073
Class B	$204	$630	$1,083	$2,338

Threadneedle Variable Portfolio — International Opportunity Fund (Current) (Buying Fund)
Class 1	$99	$309	$537	$1,194
Class 2	$124	$387	$671	$1,482

Threadneedle Variable Portfolio — International Opportunity Fund (Pro Forma) (Buying Fund)
Class 1	$99	$309	$537	$1,194
Class 2	$124	$387	$671	$1,482

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. Columbia Management expects that Columbia International Fund, Variable Series may experience significant portfolio turnover in connection with its Reorganization. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia International Fund, Variable Series (Selling Fund)	75%
Threadneedle Variable Portfolio – International Opportunity Fund (Buying Fund)	90%

Proposal 3 Fees and Expenses. Reorganization of Columbia Large Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Diversified Equity Income Fund

If the Reorganization occurs, certain Reorganization expenses, as described in Exhibit A, will be allocated to the Selling Fund, which will reduce the Selling Fund’s net asset value prior to the closing of the Reorganization by less than $0.01 per share based on the Selling Fund’s shares outstanding as of August 31, 2010.

Current and Pro Forma Fees and Expense

The following tables do not reflect fees and expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the table.

Shareholder Fees (fees paid directly from your investment)

Columbia Large Cap Value Fund, Variable Series (Current) (Selling Fund)	Class A	Class B

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

RiverSource Variable Portfolio — Diversified Equity Income Fund (Current and Pro Forma) (Buying Fund)	Class 1	Class 2

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Large Cap Value Fund, Variable Series (Current) (Selling Fund)	Class A	Class B
Management fees	0.77%	0.77%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.24%	0.24%

Total annual Fund operating expenses	1.01%	1.26%

RiverSource Variable Portfolio — Diversified Equity Income Fund (Current) (Buying Fund)	Class 1	Class 2
Management fees(2)	0.61%	0.61%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%

Total annual Fund operating expenses(2)	0.69%	0.94%

RiverSource Variable Portfolio — Diversified Equity Income Fund (Pro Forma) (Buying Fund)	Class 1	Class 2
Management fees(3)	0.61%	0.61%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%

Total annual Fund operating expenses(3)	0.69%	0.94%

1.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.
2.	Management fees are composed of an investment management services fee of 0.56% and an administration fee of 0.05%. Management fees have been adjusted to reflect the elimination of the performance incentive adjustment that decreased Management fees by 0.07%, expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.55% (composed of an investment management services fee of 0.57%, a performance incentive adjustment of -0.07% and an administration fee of 0.05%) and Total annual Fund operating expenses shown would have been 0.63% for Class 1 shares and 0.88% for Class 2 shares.

3.	Management fees are composed of an investment management services fee of 0.56% and an administration fee of 0.05%. Management fees have been adjusted to reflect the elimination of the performance incentive adjustment that decreased Management fees by 0.07%, expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.54% (composed of an investment management services fee of 0.56%, a performance incentive adjustment of -0.07% and an administration fee of 0.05%) and Total annual Fund operating expenses shown would have been 0.62% for Class 1 shares and 0.87% for Class 2 shares.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Columbia Large Cap Value Fund, Variable Series (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$103	$322	$558	$1,236
Class B	$128	$400	$692	$1,523

RiverSource Variable Portfolio — Diversified Equity Income Fund (Current) (Buying Fund)
Class 1	$70	$221	$385	$862
Class 2	$96	$300	$521	$1,159

RiverSource Variable Portfolio — Diversified Equity Income Fund (Pro Forma) (Buying Fund)
Class 1	$70	$221	$385	$862
Class 2	$96	$300	$521	$1,159

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. Columbia Management expects that Columbia Large Cap Value Fund, Variable Series may experience significant portfolio turnover in connection with its Reorganization. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Large Cap Value Fund, Variable Series (Selling Fund)	67%
RiverSource Variable Portfolio – Diversified Equity Income Fund (Buying Fund)	49%

Proposal 4 Fees and Expenses. Reorganization of Columbia Mid Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Mid Cap Value Fund

Current and Pro Forma Fees and Expenses

The following tables do not reflect fees and expenses imposed under your Contract, if any. The total fees and expenses you bear may therefore be higher than those shown in the table.

Shareholder Fees (fees paid directly from your investment)

Columbia Mid Cap Value Fund, Variable Series (Current) (Selling Fund)	Class A	Class B

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

RiverSource Variable Portfolio — Mid Cap Value Fund (Current and Pro Forma) (Buying Fund)	Class 1	Class 2

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load) imposed on sales (as a percentage of net asset value at the time of your purchase or sale, whichever is lower)	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Columbia Mid Cap Value Fund, Variable Series (Current) (Selling Fund)	Class A	Class B
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses(1)	0.80%	0.80%

Total annual Fund operating expenses	1.50%	1.75%

RiverSource Variable Portfolio — Mid Cap Value Fund (Current) (Buying Fund)	Class 1
Management fees(2)	0.82%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.08%

Total annual Fund operating expenses(2)	0.90%

RiverSource Variable Portfolio — Mid Cap Value Fund (Pro Forma) (Buying Fund)	Class 1
Management fees(3)	0.82%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.10%

Total annual Fund operating expenses(3)	0.92%
Fee waiver/expense reimbursement(4)	(0.03%	)

Total annual Fund operating expenses after fee waiver/expense reimbursement	0.89%

1.	Other expenses have been adjusted to reflect changes in contractual transfer agency fee rates, effective September 4, 2010, and other changes to contractual fee rates expected to be effective in the second quarter of 2011.
2.	Management fees are composed of an investment management services fee of 0.76% and an administration fee of 0.06%. Management fees have been adjusted to reflect the elimination of the performance incentive adjustment that decreased Management fees by 0.12%, expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.64% (composed of an investment management services fee of 0.70%, a performance incentive adjustment of -0.12% and an administration fee of 0.06%) and Total annual Fund operating expenses shown would have been 0.72%.

3.	Management fees are composed of an investment management services fee of 0.76% and an administration fee of 0.06%. Management fees have been adjusted to reflect the elimination of the performance incentive adjustment that decreased Management fees by 0.12%, expected to be effective in the second quarter of 2011, subject to shareholder approval. There can be no assurance that changes in contractual investment management services fee rates will be approved by shareholders. If the proposed changes were not reflected, Management fees shown would have been 0.64% (composed of an investment management services fee of 0.70%, a performance incentive adjustment of -0.12% and an administration fee of 0.06%) and Total annual Fund operating expenses shown would have been 0.74%.
4.	Columbia Management has contractually agreed, assuming approval by shareholders of the reorganization, effective April 30, 2011, to reimburse a portion of the Buying Fund’s expenses so that Total annual Fund operating expenses (excluding any brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.895% of the average daily net assets on an annualized basis for Class 1 shares. The arrangement shall continue in effect until April 30, 2012. These fee and expense arrangements may only be modified or amended with approval from all parties to such arrangements, including the Fund and Columbia Management.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples do not reflect fees and expenses imposed under your Contract, if any. If these examples reflected those fees and expenses, the figures shown would be higher. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Columbia Mid Cap Value Fund, Variable Series (Current) (Selling Fund)	1 year	3 years	5 years	10 years
Class A	$153	$474	$818	$1,791
Class B	$178	$551	$949	$2,062

RiverSource Variable Portfolio — Mid Cap Value Fund (Current) (Buying Fund)
Class 1	$92	$287	$499	$1,112

RiverSource Variable Portfolio — Mid Cap Value Fund (Pro Forma) (Buying Fund)
Class 1	$91	$291	$507	$1,133

Because none of the share classes have deferred sales charges, you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. Columbia Management expects that Columbia Mid Cap Value Fund, Variable Series may experience significant portfolio turnover in connection with its Reorganization. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Mid Cap Value Fund, Variable Series (Current) (Selling Fund)	64%
RiverSource Variable Portfolio – Mid Cap Value Fund (Current) (Buying Fund)	31%

Proposal 1 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Federal Securities Fund, Variable Series into RiverSource Variable Portfolio — Short Duration U.S. Government Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Funds.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Federal Securities Fund, Variable Series seeks total return, consisting of current income and capital appreciation.

Buying Fund: RiverSource Variable Portfolio – Short Duration U.S. Government Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities.

The Selling Fund seeks total return, consisting of current income and capital appreciation, while the Buying Fund seeks current income and safety of principal consistent with an investment in U.S. government and government agency securities.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in debt securities of the U.S. government and its agencies and instrumentalities, including mortgage-backed securities. Each Fund may invest in debt securities issued by non-governmental entities, but the Selling Fund may invest in such securities only if they are investment grade. The Selling Fund’s duration normally will be between one and ten years, while the Buying Fund normally seeks to maintain an average portfolio duration of one to three years. Each Fund may invest in derivatives for both hedging and non-hedging purposes. The Selling Fund may, as a principal investment strategy, participate in mortgage dollar rolls up to Selling Fund’s then current position in mortgage-backed securities; the Buying Fund has no similar principal investment strategy, though it may invest in mortgage dollar rolls. Currently, the Selling Fund’s 80% policy (described below) may be changed by the Selling Fund’s Board only with shareholder approval, while the Buying Fund’s 80% policy (described below) may be changed by the Buying Fund’s board of trustees with sixty days notice to shareholders.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Federal Securities Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities, including U.S. Treasury securities and securities of various U.S. government agencies and instrumentalities. Agency securities include mortgage-backed securities.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. government.

Under normal market conditions, at least 80% of the Fund’s net assets are invested in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. The Fund invests in direct obligations of the U.S. government, such as Treasury bonds, bills, and notes, and of its agencies and instrumentalities. The Fund may invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the Federal National Mortgage Association (FNMA or Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).

These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury.

The Fund may invest up to 20% of its net assets in corporate bonds or mortgage- and other asset-backed securities issued by non-governmental entities that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality.

The Fund may invest in debt securities that are not issued by the U.S. government, its agencies or instrumentalities, as well as securities denominated in currencies other than the U.S. dollar.
Under normal circumstances, the Fund’s duration will be between one and ten years.	Under normal market conditions, the Fund will seek to maintain an average portfolio duration of one to three years.

The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

Columbia Management may use derivatives such as futures, options, forward contracts and swaps, including credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.
The Fund may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.
The Fund is not authorized to invest in common stock, depository receipts or preferred stock . The Fund is not prohibited from engaging in short sales, however, the Fund will seek board approval prior to utilizing short sales as an active part of its investment strategy.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Buying Fund’s objectives, Columbia Management chooses investments by:

•	Reviewing credit characteristics and the interest rate outlook.

•

Identifying and buying securities that are high quality or have similar qualities, in Columbia Management’s opinion, even though they are not rated or have been given a lower rating by a rating agency.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	Columbia Management wishes to lock in profits.

•	Whether changes are anticipated in the interest rate or economic outlook.

•	Columbia Management identifies a more attractive opportunity.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies (in addition to those noted above) are set forth below:

Policy	Columbia Federal Securities Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)
Borrowing/ Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent

Policy	Columbia Federal Securities Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)
	companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

Policy	Columbia Federal Securities Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Federal Securities Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)
Dealings with Trustees and Officers	The Fund may not purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and trustees of the Trust or of Columbia Management.	No stated policy.
Foreign Investments	No stated policy.	Up to 25% of the Fund’s net assets may be invested in foreign investments.
Illiquid Securities	The Fund may not invest more than 15% of the Fund’s net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments to Control or Manage	The Fund may not invest in companies for the purpose of exercising control or management.	No stated policy.
Options and Futures

The Fund may not write an option on a security unless, in compliance with SEC requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account.

The Fund may buy or sell an option on a security, a futures contract or an option on a futures contract so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets.

The Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

No stated policy.
Pledges, Mortgages and Hypothecation	The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures.	No stated policy.
Warrants	The Fund may not invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.	No stated policy.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk – The Buying Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Buying Fund’s investment objective. Due to its active management, the Buying Fund could underperform other mutual funds with similar investment objectives. The Selling Fund also is subject to this principal risk.

•

Credit Risk – Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Buying Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Buying Fund will depend on Columbia Management’s analysis of credit risk more heavily than usual. The Selling Fund also is subject to this principal risk.

•

Derivatives Risk – Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Buying Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Buying Fund. Derivative instruments in which the Buying Fund invests will typically increase the Buying Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Buying Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Buying Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Buying Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Buying Fund to be in a position to do something Columbia Management would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. See the Merger SAI for more information on derivative instruments and related risks.

The Selling Fund also is subject to this principal risk.

•

Interest Rate Risk – Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. The Selling Fund also is subject to this principal risk.

•

Market Risk – The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. The Selling Fund also is subject to this principal risk.

•

Prepayment and Extension Risk – Prepayment and extension risk is the risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, Columbia Management may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Buying Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. Columbia Management may be unable to capitalize on securities with higher interest rates because the Buying Fund’s investments are locked in at a lower rate for a longer period of time. The Selling Fund also is subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in fees and expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

For RiverSource Variable Portfolio — Short Duration U.S. Government Fund returns shown are for Class 3 shares of the Fund. Class 1 and Class 2 shares are new and therefore performance information for these classes is not shown. Class 1 and Class 2 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. If the returns for Class 3 shares were adjusted to reflect the expenses of Class 1 shares and Class 2 shares, the returns shown would be higher for Class 1 shares and lower for Class 2 shares.

Bar Charts. Class A or Class 3 share information, as applicable, is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

Columbia Federal Securities Fund, Variable Series (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +5.57% (quarter ended December 31, 2008) and the lowest return for a calendar quarter was -2.38% (quarter ended June 30, 2004).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares’ year-to-date return at September 30, 2010 was +6.20%.

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)

CLASS 3 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +3.25% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was -1.94% (quarter ended December 31, 2008).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 3 shares’ year-to-date return at September 30, 2010 was +3.20%.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
Columbia Federal Securities Fund, Variable Series (Selling Fund)
Class A
Return before taxes	+1.90%	+4.47%	+5.65%
Class B(2)
Return before taxes	+1.71%	+4.24%	+5.39%
Citigroup Government/Mortgage Bond Index (reflects no deductions for fees or expenses)	+1.63%	+5.35%	+6.35%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.
(2)

The returns shown for Class B shares for periods prior to June 1, 2000, the date on which Class B shares were initially offered by the Fund, include the returns of the Fund’s Class A shares. Those returns do not reflect differences in expenses between Class A and Class B shares, if any, and would be lower if they did.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Buying Fund)
Class 3
Return before taxes	+5.53%	+2.68%	+3.62%
Barclays Capital U.S. 1-3 Year Government Index (reflects no deduction for fees or expenses)	+1.41%	+4.18%	+4.65%
Lipper Short U.S. Government Funds Index	+3.59%	+3.65%	+4.08%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

Proposal 2 Comparison of Objectives, Policies and Risks. Reorganization of Columbia International Fund, Variable Series into Threadneedle Variable Portfolio — International Opportunity Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as an investment manager. The Buying Fund has Threadneedle International Limited (“Threadneedle”) as a subadviser, while the Selling Fund is not subadvised.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Funds.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia International Fund, Variable Series seeks long-term capital appreciation.

Buying Fund: Threadneedle Variable Portfolio – International Opportunity Fund seeks to provide shareholders with capital appreciation.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests primarily in equity securities of foreign issuers. Both Funds may invest in companies of any size. Both Funds may invest in both developed and emerging markets, but the Selling Fund invests primarily in developed markets. The Selling Fund may invest in investment grade debt securities issued by foreign governments, while the Buying Fund does not invest in debt securities as a principal investment strategy. Both Funds may invest in derivatives as a principal investment strategy, although the Buying Fund may use derivatives only for hedging purposes, while the Selling Fund may invest in derivatives for both hedging and non-hedging purposes.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
Under normal circumstances, the Fund invests primarily in equity securities of companies located in at least three countries other than the United States.	The Fund’s assets primarily are invested in equity securities of foreign issuers that are believed to offer strong growth potential.
The Fund may invest in companies that have market capitalizations of any size.	The Fund can invest in securities of companies of any size, including small and mid-capitalization companies.
The Fund invests primarily in equity securities of companies in developed market countries but also may invest in securities of companies in emerging market countries.	The Fund may invest in developed and in emerging markets.

Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)

The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. The Fund invests mostly in non-dollar denominated stocks.

The Fund will normally have exposure to foreign currencies. The subadviser closely monitors the Fund’s exposure to foreign currency.

The Fund also may invest in debt securities issued by foreign governments that, at the time of purchase, are rated investment grade or are unrated but determined by Columbia Management to be of comparable quality.

The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Buying Fund’s objectives, Threadneedle chooses investments for the Buying Fund by:

•	Deploying an integrated approach to equity research that incorporates regional analyses, an international sector strategy, and stock specific perspectives.

•	Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

•	Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

•	Implementing rigorous risk control processes that seek to ensure that the risk and return characteristics of the Fund’s portfolio are consistent with established portfolio management parameters.

Threadneedle determines the allocation of the Buying Fund’s assets among various regions at a monthly meeting on asset allocation and regional strategy. The allocation is reviewed weekly at a meeting at which all of Threadneedle’s regional teams who cover foreign securities are represented.

Using its extensive research, Threadneedle constructs the Buying Fund’s portfolio using regional “Core Lists of stocks”, which represent the portfolio management team’s ideas and highest convictions. The portfolio is then constructed from these lists along with other securities selected by the various regional experts.

Stocks in the Core Lists are selected by:

•	Evaluating the opportunities and risks within regions and sectors;

•	Assessing valuations; and

•	Evaluating one or more of the following: balance sheets and cash flows, the demand for a company’s products or services, its competitive position, or its management.

A number of factors may prompt Threadneedle to sell securities. A sale may result from a change in the composition of the Buying Fund’s benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company,

Policy	Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
	voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.
Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

Policy	Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
Additional Commodities Limitation	The Fund may not purchase or sell commodities contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.	No stated policy.
Additional Diversification Limitation	With respect to 75% of total assets, the Fund may not purchase any voting security of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.	No stated policy.
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid assets.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Purchases of Securities of other Investment Companies	The Fund may not, as a matter of non-fundamental policy, purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in	No stated policy.

Policy	Columbia International Fund, Variable Series (Selling Fund)	Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Purchases on Margin/ Short Sales

The Fund may not purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.

The Fund may not have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

No stated policy.
Puts and Calls	The Fund may not purchase puts, calls, straddles, spreads, or any combination thereof if, as a result of such purchase, the Fund’s aggregate investment in such securities would exceed 5% of total assets.	No stated policy.
Securities Related Activities

The Fund may not acquire any security issued by a person that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities related activities (within the meaning of Rule 12d3-1 under the 1940 Act) if the Fund would control such person after such acquisition.

The Fund may not acquire any security issued by a person that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities related activities (as so defined) unless (i) immediately after such acquisition of any equity security, the Fund owns 5% or less of the outstanding securities of that class of the issuer’s equity securities, (ii) immediately after such acquisition of a debt security, the Fund owns 10% or less of the outstanding principal amount of the issuer’s debt securities, and (iii) immediately after such acquisition, the Fund has invested not more than 5% of its total assets in the securities of the issuer.

No stated policy.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk – Due to its active management, the Buying Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Derivatives Risk – The Buying Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. The Selling Fund is also subject to this principal risk.

•

Risks of Foreign/Emerging Markets Investing – Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Buying Fund’s portfolio subject the Buying Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Emerging markets risk includes the dramatic pace of change in these countries as well as the other considerations listed above. Because of the less developed markets and economics and less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. The Selling Fund is also subject to these principal risks.

•

Geographic Concentration Risk – The Buying Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which the Buying Fund focuses its investments. The Buying Fund may be more volatile than a more geographically diversified fund. The Selling Fund is not subject to this risk as a principal risk, but may be subject to such risk to the extent it focuses its investments in a geographic region.

•

Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. The Selling Fund is also subject to this risk.

•

Market Risk – The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Buying Fund to underperform other mutual funds if that style falls out of favor with the market. The Selling Fund is also subject to this principal risk.

•

Small and Mid-Sized Company Risk – Investments in small and medium size companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in fees and expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class 3 share information, as applicable, is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

For Threadneedle Variable Portfolio — International Opportunity Fund returns shown are for Class 3 shares of the Fund. Class 1 and Class 2 shares are new and therefore performance information for these classes is not shown. Class 1 and Class 2 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. If the returns for Class 3 shares were adjusted to reflect the expenses of Class 1 shares and Class 2 shares, the returns shown would be higher for Class 1 shares and lower for Class 2 shares.

Columbia International Fund, Variable Series (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +25.32% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.25% (quarter ended September 30, 2008).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares’ year-to-date return at September 30, 2010 was +0.88%.

Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)

CLASS 3 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +19.41% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -21.14% (quarter ended September 30, 2002).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 3 shares’ year-to-date return at September 30, 2010 was +5.97%.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
Columbia International Fund, Variable Series (Selling Fund)
Class A
Return before taxes	+30.34%	+1.88%	-1.00%
Class B(2)
Return before taxes	+30.16%	+1.55%	-1.23%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees or expenses)	+31.78%	+3.54%	+1.17%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract if any, and would be lower if they did.
(2)

The returns shown for periods prior to June 1, 2000, the date on which Class B shares were initially offered by the Fund, include the returns of the Fund’s Class A shares. The returns shown do not reflect differences in expenses between Class A and Class B shares or fees and expenses imposed under your variable annuity contract and/or variable life insurance policy, if any, and would be lower if they did.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
Threadneedle Variable Portfolio — International Opportunity Fund (Buying Fund)
Class 3
Return before taxes	+27.54%	+3.89%	-2.25%
MSCI EAFE Index (Gross) (reflects no deduction for fees, or expenses)	+32.46%	+4.02%	+1.58%
Lipper International Large-Cap Core Funds Index	+29.23%	+3.26%	+0.99%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract if any, and would be lower if they did.

Proposal 3 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Large Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Diversified Equity Income Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Funds.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Large Cap Value Fund, Variable Series seeks long-term capital appreciation.

Buying Fund: RiverSource Variable Portfolio — Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

Each Fund seeks capital growth or appreciation, except that the Buying Fund primarily seeks current income, and seeks capital growth secondarily.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests primarily in equity securities; however, the Buying Fund normally invests at least 80% of its net assets in dividend paying common and preferred stocks and may invest in securities of companies of any size, while the Selling Fund normally invests at least 80% of its net assets in equity securities of U.S. companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase. The Selling Fund may invest up to 20% of its total assets in foreign securities, while the Buying Fund may invest up to 25% of its net assets in foreign securities. The Selling Fund may, as a principal investment strategy, invest in real estate investment trusts; the Buying Fund has no similar principal investment strategy, though it may invest in real estate investment trusts. Currently, the Selling Fund’s 80% policy (described below) may be changed by the Selling Fund’s Board only with shareholder approval, while the Buying Fund’s 80% policy (described below) may be changed by the Buying Fund’s board of trustees with sixty days notice to shareholders.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Large Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Diversified Equity Income Fund (Buying Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase (between $208 million and $311.6 billion as of September 30, 2010) that Columbia Management believes are undervalued and have the potential for long-term growth.

The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund can invest in securities of companies of any size, including small and mid-capitalization companies.

The Fund may invest up to 20% of its total assets in foreign securities.	The Fund may invest up to 25% of its net assets in foreign investments.
The Fund can invest in any economic sector, and, at times, it may emphasize one or more particular sectors.
The Fund may invest in real estate investment trusts.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Buying Fund’s objectives, Columbia Management chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached Columbia Management’s price objective.

•	The company has met Columbia Management’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies (in addition to those noted above) are set forth below:

Policy	Columbia Large Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Diversified Equity Income Fund (Buying Fund)
Borrowing / Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Policy	Columbia Large Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Diversified Equity Income Fund (Buying Fund)
Diversification	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Columbia Large Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Diversified Equity Income Fund (Buying Fund)
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Large Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Diversified Equity Income Fund (Buying Fund)
Commodity Contracts	The Fund may not purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets.	No stated policy.
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid securities.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Investments in Other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.	No stated policy.
Purchasing Securities on Margin	The Fund may not purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.	No stated policy.
Short Selling	The Fund may not have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.	No stated policy.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below.

•

Active Management Risk – The Buying Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Buying Fund’s investment objective. Due to its active management, the Buying Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Risks of Foreign Investing – Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

The Selling Fund is also subject to these principal risks.

•

Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. The Selling Fund is also subject to this risk.

•

Market Risk – The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. These risks are generally greater for small and mid-sized companies, which tend to be more vulnerable than large companies to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Buying Fund to underperform other mutual funds if that style falls out of favor with the market. The Selling Fund is also subject to this principal risk.

•

Sector Risk – If the Buying Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more the Buying Fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility. The Selling Fund is not subject to sector risk as a principal risk, but may be subject to such risk to the extent that its investments emphasize one or more economic sectors.

•

Small and Mid-Sized Company Risk – Investments in small and medium sized companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies. The Selling Fund is not subject to small and mid-sized company risk as a principal risk, but may be subject to such risk to the extent of its investments, if any, in small and medium sized companies.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in fees and expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class 3 share information, as applicable, is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

For RiverSource Variable Portfolio — Diversified Equity Income Fund returns shown are for Class 3 shares of the Fund. Class 1 and Class 2 shares are new and therefore performance information for these classes is not shown. Class 1 and Class 2 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. If the returns for Class 3 shares were adjusted to reflect the expenses of Class 1 shares and Class 2 shares, the returns shown would be higher for Class 1 shares and lower for Class 2 shares.

Columbia Large Cap Value Fund, Variable Series (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +18.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -21.91% (quarter ended December 31, 2008).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A year-to-date return at September 30, 2010 was +1.50%.

RiverSource Variable Portfolio – Diversified Equity Income Fund (Buying Fund)

CLASS 3 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +22.69% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -23.96% (quarter ended December 31, 2008).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 3 shares year-to-date return at September 30, 2010 was +3.97%.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
Columbia Large Cap Value Fund, Variable Series (Selling Fund):
Class A
Return before taxes	+23.99%	+0.15%	+0.99%

Class B
Return before taxes	+23.67%	-0.08%	+0.80%

Russell 1000 Value Index (reflects no deductions for fees or expenses)	+19.69%	-0.25%	+2.47%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	10 years
RiverSource Variable Portfolio — Diversified Equity Income Fund (Buying Fund):
Class 3*
Return before taxes	+27.46%	+2.18%	+4.31%

Russell 1000 Value Index (reflects no deductions for fees or expenses)	+19.69%	-0.25%	+2.47%

Lipper Equity Income Funds Index	+23.85%	+0.63%	+2.25%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

Proposal 4 Comparison of Objectives, Strategies and Risks. Reorganization of Columbia Mid Cap Value Fund, Variable Series into RiverSource Variable Portfolio — Mid Cap Value Fund

Comparison of the Selling Fund and the Buying Fund

Both the Selling Fund and the Buying Fund:

•	Have Columbia Management as investment manager.

•	Have the same policies for buying and selling shares and the same exchange rights. Please see Exhibit B for a description of these policies for the Buying Funds.

•

Are structured as series of an open-end management investment company. Each Fund is organized as a series of a Massachusetts business trust. Please see Exhibit C to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the Buying Fund.

Comparison of Investment Objectives

The investment objectives of the Funds are as follows:

Selling Fund: Columbia Mid Cap Value Fund, Variable Series seeks long-term capital appreciation.

Buying Fund: RiverSource Variable Portfolio – Mid Cap Value Fund seeks to provide shareholders with long-term growth of capital.

Each Fund seeks generally the same investment objective.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved. The investment objective of the Buying Fund may be changed only with shareholder approval, while the investment objective of the Selling Fund may be changed without shareholder approval.

Comparison of Principal Investment Strategies

The Funds have generally similar principal investment strategies. Each Fund normally invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase and, in the case of the Selling Fund only, that Columbia Management believes are undervalued and have the potential for long-term growth. The Selling Fund may, as a principal investment strategy, invest in real estate investment trusts; the Buying Fund has no similar principal investment strategy, though it may invest in real estate investment trusts. The Selling Fund may invest up to 20% of its total assets in foreign securities, while the Buying Fund may invest up to 25% of its net assets in foreign investments. The Buying Fund may invest up to 20% of its net assets in stocks of smaller or larger companies, preferred stocks, convertible securities or other debt securities.

Additional information regarding the principal investment strategies of each Fund is set forth below:

Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Mid Cap Value Fund (Buying Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase (between $208 million and $26.2 billion as of September 30, 2010), that Columbia Management believes are undervalued and have the potential for long-term growth.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap Value Index. The market capitalization range of the companies included within this index was $208 million to $26.2 billion as of September 30, 2010.
The Fund may invest up to 20% of its total assets in foreign securities.	The Fund may invest up to 25% of its net assets in foreign investments.
The Fund may invest in real estate investment trusts.
Up to 20% of the Fund’s net assets may be invested in stocks of smaller or larger companies, preferred stocks, convertible securities or other debt securities.
The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Buying Fund Investment Style

A description of the investment style of the Buying Fund is set forth below.

In pursuit of the Buying Fund’s objective, Columbia Management chooses equity investments for the Buying Fund by seeking to:

•

Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•

underappreciated potential for improvement in industry and thematic trends. Columbia Management may sell a security when the security’s price reaches a target set by Columbia Management; if Columbia Management believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

•	In evaluating whether to sell a security, Columbia Management considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the investment manager’s price objective.

•	The company has met the investment manager’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the fundamental investment policies of the Buying Fund. Columbia Management does not believe that the differences between the fundamental investment policies of the Selling Fund and the Buying Fund result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

The Funds’ fundamental investment policies are set forth below:

Policy	Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Mid Cap Value Fund (Buying Fund)
Borrowing/Issuing Senior Securities	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

The Fund may not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

Policy	Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Mid Cap Value Fund (Buying Fund)
Diversification	Purchase securities (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation.

The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation.

Industry Concentration	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
Lending	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Fund may not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

Policy	Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Mid Cap Value Fund (Buying Fund)
Real Estate	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
Underwriting	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended, except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with the Fund’s investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.	The Fund may not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided under “Comparison of Principal Risks” below.

Comparison of Non-Fundamental Investment Policies

If the Reorganization occurs, the combined Fund will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Buying Fund. Columbia Management does not believe that the differences between the non-fundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The Funds’ non-fundamental investment policies are set forth below:

Policy	Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Mid Cap Value Fund (Buying Fund)
Foreign Investments	The Fund may invest up to 20% of its total assets in foreign securities.	Up to 25% of the Fund’s net assets may be invested in foreign investments.
Illiquid Securities	The Fund may not invest more than 15% of its net assets in illiquid assets.	No more than 15% of the Fund’s net assets will be held in securities and other instruments that are illiquid.
Purchasing Securities on Margin	The Fund may not purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions.	No stated policy.

Policy	Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	RiverSource Variable Portfolio — Mid Cap Value Fund (Buying Fund)
Securities of other Investment Companies	The Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.	The Fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.
Short Selling	The Fund may not have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.	No stated policy.

Differences between the Selling Fund’s principal investment strategies, fundamental and non-fundamental investment policies and holdings and those of the Buying Fund may expose the Selling Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Selling Fund and the Buying Fund is provided below.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are generally similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Buying Fund is subject to the principal risks described below. Similarities and material differences between the Buying Fund’s principal risks and those of the Selling Fund are also identified below.

•

Active Management Risk – Due to its active management, the Buying Fund could underperform other mutual funds with similar investment objectives. The Selling Fund is also subject to this principal risk.

•

Risks of Foreign Investing – Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Buying Fund’s portfolio subject the Buying Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, and other conditions of the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. The Selling Fund is also subject to this principal risk.

•

Issuer Risk – An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Buying Fund’s performance. The Selling Fund is also subject to this risk.

•

Market Risk – The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Buying Fund to underperform other mutual funds if that style falls out of favor with the market. The Selling Fund is also subject to this principal risk.

•

Mid-Sized Company Risk – Investments in mid-sized companies often involve greater risks than investments in larger, more established companies, including less predictable earnings, lack of experienced management, financial resources, product diversification and competitive strengths. Securities of mid-sized companies may trade only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies. The Selling Fund is also subject to this principal risk.

•

Sector Risk – If the Buying Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility. The Selling Fund is also subject to this principal risk.

•

Value Securities Risk – Value securities involve the risk that they may never reach what Columbia Management believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or Columbia Management misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Buying Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). The Selling Fund is also subject to this principal risk.

Comparison of Performance

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

•	how each Fund’s performance has varied for each full calendar year shown in the bar chart; and

•	how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.

Both the bar charts and the tables assume that all distributions have been reinvested. The performance of different classes varies because of differences in fees and expenses. How a Fund has performed in the past does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported. In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Bar Charts. Class A or Class 3 share information, as applicable, is shown in the bar charts.

Tables. The tables below show total returns from hypothetical investments in the indicated classes of shares of each Fund. The returns shown are compared to measures of market performance shown for the same periods.

For RiverSource Variable Portfolio — Mid Cap Value Fund returns shown are for Class 3 shares of the Fund. Class 1 shares are new and therefore performance information for this class is not shown. Class 1 shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. If the returns for Class 3 shares were adjusted to reflect the expenses of Class 1 shares, the returns shown would be higher for Class 1 shares.

Columbia Mid Cap Value Fund, Variable Series (Selling Fund)

CLASS A SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +20.97% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -28.73% (quarter ended December 31, 2008).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class A shares year-to-date return at September 30, 2010 was +7.39%.

RiverSource Variable Portfolio – Mid Cap Value Fund (Buying Fund)

CLASS 3 SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was +23.27% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -28.69% (quarter ended December 31, 2008).

The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did. The performance of other share classes may vary from that shown because of differences in expenses.

The Fund’s Class 3 shares year-to-date return at September 30, 2010 was +7.41%.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	5 years	Since Inception (May 30, 2000)
Columbia Mid Cap Value Fund, Variable Series (Selling Fund):
Class A
Return before taxes	+31.68%	+1.16%	+5.04%

Class B
Return before taxes	+31.67%	+1.09%	+4.94%

Russell Midcap Value Index (reflects no deductions for fees or expenses)	+34.21%	+1.98%	+7.76%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

Average Annual Total Returns (for periods ended December 31, 2009)(1)

	1 year	Since inception May 2, 2005
RiverSource Variable Portfolio – Mid Cap Value Fund (Buying Fund):
Class 3
Returns before taxes	+40.93%	+3.31%

Russell Midcap Value Index (reflects no deduction for fees or expenses)	+34.21%	+2.39%

Lipper Mid-Cap Value Funds Index	+39.74%	+2.90%

(1)	The returns shown do not reflect fees and expenses imposed under your Contract, if any, and would be lower if they did.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The board of trustees of each Fund has approved the Agreement. While shareholders and Contract Owners are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur before the end of the second quarter of 2011, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the corresponding Buying Fund.

•

Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets received from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund.

•

The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•

The Selling Fund will have declared and paid a dividend that, together with all previous dividends, will distribute all of the Selling Fund’s net investment income and net capital gains, if any, to the shareholders of the Selling Fund for its tax years ending on or prior to the closing date of the Reorganization.

•	The Selling Fund and the corresponding Buying Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•	The shareholders of the Selling Fund will have approved the Agreement by the requisite vote.

•

With respect to each RIC Reorganization (as described below), the Selling Fund will have received an opinion of tax counsel to the effect that, as further described below, the Separate Accounts as shareholders of the Selling Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganization.

•

With respect to each RIC-to-Partnership Reorganization (as described below), the Selling Fund will have received an opinion of tax counsel to the effect that the Selling Fund’s tax basis in its assets will carry over to the Buying Fund, the Buying Fund’s holding period in those assets will include the Selling Fund’s holding period therein and the distribution by the Selling Fund of the Reorganization Shares in liquidation will eliminate any tax liability of the Selling Fund on any gain realized in connection with the Reorganization.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Fund and the Buying Fund at any time prior to the closing date thereof, or by either the Selling Fund or the Buying Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination, Columbia Management will bear all costs associated with the Reorganization.

Tax Status of the Reorganizations

Each Selling Fund is treated as a RIC for U.S. federal income tax purposes. The Buying Fund in each Reorganization listed in Table 1 below (“RIC Reorganizations”) is treated as a RIC for U.S. federal income tax purposes, whereas the Buying Fund in each Reorganization listed in Table 2 below (“RIC-to-Partnership Reorganizations”) is treated as a partnership. The tax consequences of the Reorganizations differ depending on whether the Buying Fund is treated as a partnership or as a RIC for U.S. federal income tax purposes.

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Code, or annuity contracts under Section 72 of the Code, a Reorganization will not be a taxable event for Contract Owners regardless of the tax status of the Reorganization, or whether the Buying Fund is treated as a partnership or a RIC.

RIC Reorganizations

Table 1

Selling Fund	Buying Fund
Columbia Federal Securities Fund, Variable Series	RiverSource Variable Portfolio – Short Duration U.S. Government Fund
Columbia International Fund, Variable Series	Threadneedle Variable Portfolio – International Opportunity Fund

Each RIC Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of each RIC Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

The RIC Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund in exchange for Reorganization Shares and the assumption by Buying Fund of all of the liabilities of the Selling Fund, or upon the distribution of the Reorganization Shares by the Selling Fund to the Separate Accounts as shareholders in liquidation.

•

Under Section 354 of the Code, no gain or loss will be recognized by the Separate Accounts as shareholders of the Selling Fund upon the exchange of their Selling Fund shares for Reorganization Shares of the Buying Fund.

•

Under Section 358 of the Code, the aggregate tax basis of Reorganization Shares that a Separate Account receives as a Selling Fund shareholder in the RIC Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, the holding period for the Reorganization Shares received by a Separate Account as a shareholder of the Selling Fund in the RIC Reorganization will be determined by including the holding period for the Selling Fund shares exchanged therefor, provided the Separate Account held such Selling Fund shares as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of assets of the Selling Fund in exchange for Reorganization Shares and the assumption by the Buying Fund of all of the liabilities of the Selling Fund.

•

Under Section 362(b) of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the RIC Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the RIC Reorganization.

•

Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the RIC Reorganization will include the Selling Fund’s holding periods in such assets.

•

The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a RIC Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. Each opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

Although it is not expected to affect Contract Owners, as a result of the RIC Reorganization each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the RIC Reorganization.

RIC-to-Partnership Reorganizations

Table 2

Selling Fund	Buying Fund
Columbia Large Cap Value Fund, Variable Series	RiverSource Variable Portfolio – Diversified Equity Income Fund
Columbia Mid Cap Value Fund, Variable Series	RiverSource Variable Portfolio – Mid Cap Value Fund

Each RIC-to-Partnership Reorganization is expected to be treated for U.S. federal income tax purposes as a contribution of the Selling Fund’s assets to the Buying Fund in exchange for Reorganization Shares, followed by a distribution of Reorganization Shares to Separate Accounts as shareholders of the Selling Fund in liquidation of the Selling Fund. Any capital gain recognized by the Selling Fund in such Reorganization will be distributed to the Separate Accounts as its shareholders in the form of Reorganization Shares. As a condition to the closing of each RIC-to-Partnership Reorganization, the Selling Fund and the Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

Under Section 723 of the Code, the Buying Fund’s tax basis in the assets of the Selling Fund transferred to the Buying Fund in the RIC-to-Partnership Reorganization will be the same as the Selling Fund’s tax basis in such assets immediately prior to the RIC-to-Partnership Reorganization.

•

Under Section 1223(2) of the Code, the Buying Fund’s holding periods in the assets received from the Selling Fund in the RIC-to-Partnership Reorganization will include the Selling Fund’s holding periods in such assets.

•

Under Sections 852(b) and 561(a) of the Code, the Selling Fund’s distribution of the Reorganization Shares will eliminate the tax liability of the Selling Fund with respect to any gain recognized upon the distribution of the Reorganization Shares to Selling Fund shareholders.

Each opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with Ropes & Gray LLP’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

As long as Contracts funded through the Separate Accounts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, any capital gains distributed to the Separate Accounts as shareholders will not be currently taxable to Contract Owners. Accordingly, the Partnership-to-RIC Reorganizations are not expected to result in any tax liability or tax effect to Contract Owners including by virtue of any gain realized by the Selling Fund or the fact that each of the Buying Funds will be treated as a partnership rather than a RIC for U.S. federal income tax purposes.

Tax Considerations Applicable to Contract Owners

Prior to the closing of each Reorganization, the Selling Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to its Separate Accounts as shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, including any undistributed income or gains from prior years. Each Buying Fund may similarly distribute or allocate, as the case may be, its investment income and gains to its respective Separate Accounts as shareholders.

As long as the Contracts funded through the Separate Accounts qualify as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code, these distributions and the Reorganizations, whether or not treated as tax-free for U.S. federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% penalty. For a description of the tax consequences of investing in Contracts, Contract Owners should consult the prospectus or other information provided by the Participating Insurance Company regarding their Contracts.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders and Contract Owners should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganizations.

Reasons for the Proposed Reorganizations and Board Deliberations

Each Reorganization was reviewed by the Board of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board. At regular and special meetings of each Selling Fund’s Board in May, June, August and September 2010, the Board considered the Reorganization of each Selling Fund, as proposed by Columbia Management. In connection with that Board meeting, Columbia Management and its affiliates provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including in response to specific requests by the Board, and responded to questions raised by the Board at that meeting. The Board also considered information provided in connection with various other proposals by Columbia Management to integrate the funds advised by Columbia Management into a single fund family with greater uniformity, including proposals to standardize fees charged by Columbia Management and its affiliates, as well as other service providers, for services provided to similar funds.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund. The Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

1.	various potential benefits of the Reorganization to the shareholders of the Selling Fund;

2.	the Reorganization as part of Columbia Management’s overall commitment to streamline and to improve its fund offerings for the benefit of Fund shareholders;

3.	the investment objectives and principal investment strategies of the Selling Fund and the Buying Fund;

4.	the operating expenses that shareholders of each class of shares of the Selling Fund are expected to experience as shareholders of the Buying Fund after the Reorganization relative to the operating expenses currently borne by such shareholders including that, on a net basis, such expenses generally are expected to decline as a result of the Reorganization (see “Fees and Expenses”);

5.	the current assets of the Selling Fund and the Buying Fund, and the anticipated combined pro forma assets of the Buying Fund after the Reorganization;

6.	the portfolio management team expected to be responsible for management of the combined Fund and the historical performance of the Selling Fund and the Buying Fund, recognizing that no assurances can be given that the Buying Fund will achieve any particular level of performance after the Reorganization;

7.	the likelihood that the Selling Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Buying Fund’s relative prospects for attracting additional assets after the Reorganization;

8.	for each RIC Reorganization, the anticipated tax-free nature of the exchange of shares in the Reorganization, the expectation that the Reorganization would not result in any tax liability or tax effect on Contract Owners, and other expected U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganizations”);

9.	for each RIC-to-Partnership Reorganization, the expectation that neither the Reorganization nor the status of the Buying Fund as a partnership would result in any tax liability or tax effect on Contract Owners, and other expected U.S. federal income tax consequences of the Reorganization (see “Tax Status of the Reorganizations” above);

10.	the potential benefits of the Reorganization to Columbia Management and its affiliates;

11.	that shareholders of the Selling Fund will experience no material change in shareholder services as a result of the Reorganization;

12.	the alternatives to the Reorganization, including maintaining the status quo; and

13.	estimated brokerage costs associated with anticipated purchases and sales of portfolio securities in connection with the Reorganization. With respect to Columbia Mid Cap Value Fund, Variable Series and Columbia International Fund, Variable Series only, Columbia Management has also agreed to monitor any brokerage commissions attributable to the merger (as distinct from ordinary course transactions) and to bear such commissions to the extent they exceed the estimated brokerage costs that would be associated with the liquidation of such Selling Fund’s portfolio; and

14.	that the direct costs (other than brokerage costs) associated with the Reorganization will be borne by the Selling Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of the Selling Fund in the first year following the Reorganization.

In their deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated all information available to it on a Selling Fund-by-Selling Fund basis, and made determinations separately in respect of each Selling Fund it oversees. Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Board considered that the Reorganizations are intended, among other things, to streamline Columbia Management’s product offerings by reducing the number of funds in the Combined Fund Complex. Reducing the number of funds in the complex is intended to enhance the funds’ prospects for attracting additional assets by better differentiating the funds for potential shareholders.

CONTINUITY OF INVESTMENT. The Board took into account the fact that each applicable Selling Fund and its corresponding Buying Fund have similar investment objectives and principal investment strategies. Specifically, the Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Federal Securities Fund, Variable Series into RiverSource Variable Portfolio – Short Duration U.S. Government Fund.

Among other factors, the Board noted that Columbia Federal Securities Fund, Variable Series seeks total return, consisting of current income and capital appreciation, while the Buying Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. The Board also noted that each of Columbia Federal Securities Fund, Variable Series and the Buying Fund normally invests at least 80% of its net assets in debt securities of the U.S. government and its agencies and instrumentalities, including mortgage-backed securities. The Board further noted that each Fund may invest in debt securities issued by non-governmental entities, except the Buying Fund may invest in such securities to a greater extent than may Columbia Federal Securities Fund, Variable Series. Under normal market conditions, the Buying Fund will seek to maintain an average portfolio duration of one to three years, while the Selling Fund’s duration will be between one and ten years.

Proposal 2

Columbia International Fund, Variable Series into Threadneedle Variable Portfolio – International Opportunity Fund.

Among other factors, the Board considered that each Fund seeks capital appreciation by investing primarily in equity securities of foreign issuers. The Board noted that each Fund may invest in companies of any size and may invest in both developed and emerging markets, although Columbia International Fund, Variable Series invests primarily in developed markets. The Board further noted that Columbia International Fund, Variable Series may invest in investment grade debt securities issued by foreign governments, while the Buying Fund does not invest in debt as a principal investment strategy.

Proposal 3

Columbia Large Cap Value Fund, Variable Series into RiverSource Variable Portfolio – Diversified Equity Income Fund.

Among other factors, the Board considered that Columbia Large Cap Value Fund, Variable Series seeks long-term capital appreciation, while the Buying Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. The Board noted each Fund invests primarily in equity securities, but that the Buying Fund normally invests at least 80% of its net assets in dividend paying common and preferred stocks and may invest in securities of companies of any size, while the Selling Fund invests at least 80% of its net assets in equity securities of U.S. companies that have market capitalizations in the range of the companies in the Russell 1000 Value Index at the time of purchase. The Board further noted that Columbia Large Cap Value Fund, Variable Series may invest up to 20% of its total assets in foreign securities, while the Buying Fund may invest up to 25% of its net assets in foreign securities. The Board considered that the Selling Fund may, as a principal investment strategy, invest in real estate investment trusts, but that the Buying Fund has no similar principal investment strategy, though it may invest in real estate investment trusts.

Proposal 4

Columbia Mid Cap Value Fund, Variable Series into RiverSource Variable Portfolio – Mid Cap Value Fund.

Among other factors, the Board considered that the Buying Fund seeks to provide Shareholders with long-term growth of capital, and the Selling Fund’s investment objective is substantially similar. The Board noted that each Fund invests at least 80% of its net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap Value Index at the time of purchase and that, for Columbia Mid Cap Value Fund, Variable Series, Columbia Management believes are undervalued and have the potential for long-term growth. The Board further noted that Columbia Mid Cap Value Fund, Variable Series may invest up to 20% of its total assets in foreign securities, while the Buying Fund may invest up to 25% of its net assets in foreign investments and up to 20% of its net assets in stocks of smaller or larger companies, preferred stocks, convertible securities, or other debt securities. The Board considered that the Selling Fund may, as a principal investment strategy, invest in real estate investment trusts, but that the Buying Fund has no similar principal investment strategy, though it may invest in real estate investment trusts.

EXPENSE RATIO. The Board took into account the fact that the total operating expense ratio expected to be borne by shareholders of each applicable Selling Fund is generally expected to decrease following its Reorganization.

INVESTMENT PERFORMANCE. The Board considered the relative performance record of each Selling Fund overseen by it and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Board noted the following with respect to each Reorganization:

Proposal 1

Columbia Federal Securities Fund, Variable Series into RiverSource Variable Portfolio – Short Duration U.S. Government Fund.

The Board considered the relative performance of the Funds for periods ending February 28, 2010, during which Columbia Federal Securities Fund, Variable Series’ performance was better over the one-, three-, five- and ten- year periods. The Board also considered that Columbia Federal Securities Fund, Variable Series received a higher rating for the three-, five- and ten-year periods from an independent information provider.

Proposal 2

Columbia International Fund, Variable Series into Threadneedle Variable Portfolio – International Opportunity Fund.

The Board considered the relative performance of the Funds for periods ending February 28, 2010, during which Columbia International Fund, Variable Series’ performance was better for the one- and ten- year periods, but the Buying Fund’s performance was better for the three- and five- year periods. The Board also considered that the Buying Fund received a higher rating for the three- and five-year periods, and that the Funds received identical ratings for the ten-year period, from an independent information provider.

Proposal 3

Columbia Large Cap Value Fund, Variable Series into RiverSource Variable Portfolio – Diversified Equity Income Fund.

The Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better over the one-, three-, five- and ten-year periods. The Board also considered that the Funds received identical ratings during the three-year period and the Buying Fund received a higher rating for the five- and ten- year periods, from an independent information provider.

Proposal 4

Columbia Mid Cap Value Fund, Variable Series into RiverSource Variable Portfolio – Mid Cap Value Fund.

The Board considered the relative performance of the Funds for periods ending February 28, 2010, during which the Buying Fund’s performance was better for the one- and three-year periods. The Board also considered that the Buying Fund received a higher rating for the three-year period from an independent information provider.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize economies associated with consolidating a smaller Selling Fund into a larger combined Fund, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may benefit from fee breakpoints, may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Each Board also considered the potential benefits and economies of scale to Columbia Management resulting from the Reorganizations and whether those benefits were shared with Fund shareholders. The Board also considered Columbia Management’s belief that each Buying Fund would be better positioned to experience growth in assets from investor inflows than each Selling Fund overseen by such Board.

Board Recommendation and Required Vote

The Board of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

For each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the shares of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Selling Fund.

If the Agreement is not approved for a Selling Fund, the Board will consider what further action should be taken with respect to such Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would occur before the end of the second quarter of 2011.

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Selling Fund on December 17, 2010 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shares of each of Columbia Federal Securities Fund, Variable Series, Columbia International Fund, Variable Series, Columbia Large Cap Value Fund, Variable Series, and Columbia Mid Cap Value Fund, Variable Series are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share), or a proportional fractional vote for each fractional dollar, represented by those shares on the Record Date. All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date, and the total number of votes to which shareholders of such class are entitled at the Meeting, are set forth below.

	Class A	Class B	Total
Columbia Federal Securities Fund, Variable Series
Shares Outstanding	2,897,879.427	3,857,442.711	6,755,322.138
Total Votes to which Entitled	29,094,709.45	38,342,980.55	67,437,689.99
Columbia International Fund, Variable Series
Shares Outstanding	17,156,626.979	1,590,988.676	18,747,615.655
Total Votes to which Entitled	20,587,952.37	1,893,276.52	22,481,228.90
Columbia Large Cap Value Fund, Variable Series
Shares Outstanding	6,834,328.557	1,155,138.365	7,989,466.922
Total Votes to which Entitled	87,616,092.10	14,751,116.92	102,367,209.02
Columbia Mid Cap Value Fund, Variable Series
Shares Outstanding	69,584.493	1,406,260.210	1,475,844.703
Total Votes to which Entitled	901,815.03	18,168,881.91	19,070,696.94

Shares of the Selling Funds are owned of record predominantly by sub-accounts of separate accounts of Participating Insurance Companies established to fund benefits under Contracts issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of your Selling Fund’s shares and will vote those shares at the Meeting. However, as a Contract Owner, you are entitled to instruct the Participating Insurance Company how to vote the shares attributable to your Contract.

Contract Owner Instructions. The Participating Insurance Companies are mailing copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, will instruct their Participating Insurance Company how they wish the shares of the applicable Selling Fund to be voted. Contract Owners also may provide their instructions to the Participating Insurance Company by telephone or internet. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote the shares attributable to his or her Contract. The Participating Insurance Companies will vote shares of each Selling Fund as instructed by their Contract Owners. If a Contract Owner simply signs and returns the voting instruction card, the Participating Insurance Companies will treat the card as an instruction to vote the shares represented thereby in favor of the Agreement. The Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned. Shares attributable to amounts retained by the Participating Insurance Companies will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Any Contract Owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by providing superseding instructions by mail, telephone or internet. All properly executed instructions received in time for the Meeting will be voted as specified in the instructions. Because the Participating Insurance Companies may vote all Selling Fund shares even if only a small number of Contract Owners forward voting instructions to the Participating Insurance Companies, it is possible that a small number of Contract Owners may determine the outcome of the vote for a Selling Fund.

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For each Selling Fund, the presence at the Meeting in person or by proxy of thirty percent (30%) of the votes entitled to be cast at the Meeting constitutes a quorum. Because the Participating Insurance Companies intend to vote shares for which no voting instruction cards are returned in the same proportion as the shares for which voting instruction cards are returned, it is expected that the presence at the Meeting, in person or by proxy, of Participating Insurance Companies entitled to cast such votes will constitute a quorum regardless of the number of Contract Owners who provide voting instructions.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. For the purpose of determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions will have the effect of votes against the proposal.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with those instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the Reorganization of the shareholder’s Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Not all proposals affect each Selling Fund, and shareholders of a Selling Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 866-492-5763 to obtain important information regarding your attendance at the Meeting, including directions.

Revoking a Shareholder’s Proxy. A shareholder may revoke its proxy prior to the Meeting by providing written notice to Computershare Fund Services at c/o Operations Department, 280 Oser Avenue, Hauppauge, NY 11788, or change its vote by submitting a subsequently executed and dated proxy card, by authorizing its proxy by internet or telephone on a later date or by attending the Meeting and casting its vote in person. If a shareholder authorizes its proxy by internet or telephone, it may change its instructions prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than its last internet or telephone proxy authorization or by attending the Meeting and casting its vote in person. Merely attending the Meeting without voting will not revoke a prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with each proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Selling Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. The expenses of the solicitation will be allocated to each Fund subject to the limitations as described in Exhibit A. Proxies will be solicited primarily through the mailing of this combined prospectus/proxy statement and its enclosures, but proxies may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Selling Fund or by employees or agents of Columbia Management and its affiliated companies.

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

Dissenters’ Right of Appraisal. Neither Contract Owners nor shareholders of the Selling Funds have appraisal or dissenters’ rights.

Other Business. The Board of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. For each Selling Fund, the Meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Buying Funds and the Selling Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Selling Fund and each Buying Fund
C-2	Current and pro forma ownership of shares of each Selling Fund and each Buying Fund
C-3	Financial highlights of each Buying Fund

The Funds’ Investment Manager and Distributor. Columbia Management Investment Advisers, LLC, 100 Federal Street, Boston, MA 02110, is the investment manager for each Fund. Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111, is the distributor for each Fund.

Capitalization of Selling Funds and Buying Funds

The following table shows the capitalization of each Fund as of June 30, 2010 and on a pro forma basis, assuming the proposed Reorganization had taken place as of that date. The pro forma net assets are determined by adding the net assets of the Selling Fund and the net assets of the corresponding Buying Fund. The pro forma shares outstanding are determined by dividing the net assets of the Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the Buying Fund.

Table C-1. Current and Pro Forma Capitalization of each Selling Fund and each Buying Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Columbia Federal Securities Fund, Variable Series (Selling Fund)
Class A	$31,925,156	$10.48	3,047,178
Class B	$42,428,620	$10.37	4,091,405

Total	$74,353,776		7,138,583

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Current) (Buying Fund)
Class 1	$622,345,083	$10.29	60,505,727
Class 2	$5,039	$10.28	490
Class 3	$447,363,484	$10.29	43,490,421

Total	$1,069,713,606		103,996,638

RiverSource Variable Portfolio — Short Duration U.S. Government Fund (Pro Forma)**
Class 1	$654,242,924	$10.29	63,607,679
Class 2	$42,425,598	$10.28	4,127,004
Class 3	$447,348,210	$10.29	43,490,421

Total	$1,144,016,732		111,225,104

Columbia International Fund, Variable Series (Selling Fund)
Class A	$17,930,259	$1.01	17,780,030
Class B	$1,630,534	$1.00	1,632,221

Total	$19,560,793		19,412,251

Fund	Net assets	Net asset value per share	Shares outstanding*
Threadneedle Variable Portfolio — International Opportunity Fund (Current) (Buying Fund)
Class 1	$4,506	$9.53	473
Class 2	$4,506	$9.53	473
Class 3	$458,826,800	$9.53	48,142,547

Total	$458,835,812		48,143,493

Threadneedle Variable Portfolio — International Opportunity Fund (Pro Forma)**
Class 1	$17,928,578	$9.53	1,881,278
Class 2	$1,634,477	$9.53	171,509
Class 3	$458,826,800	$9.53	48,142,547

Total	$478,389,855		50,195,334

Columbia Large Cap Value Fund, Variable Series (Selling Fund)
Class A	$77,845,006	$10.68	7,288,589
Class B	$13,622,645	$10.63	1,281,295

Total	$91,467,651		8,569,884

RiverSource Variable Portfolio — Diversified Equity Income Fund (Current) (Buying Fund)
Class 1	$1,203,235,075	$10.41	115,593,363
Class 2	$4,317	$10.40	415
Class 3	$1,390,736,627	$10.40	133,710,049

Total	$2,593,976,019		249,303,827

RiverSource Variable Portfolio — Diversified Equity Income Fund (Pro Forma)*
Class 1	$1,281,016,331	$10.41	123,066,771
Class 2	$13,618,768	$10.40	1,309,497
Class 3	$1,390,717,064	$10.40	133,710,049

Total	$2,685,352,163		258,086,317

Columbia Mid Cap Value Fund, Variable Series (Selling Fund)
Class A	$844,432	$10.40	81,201
Class B	$15,982,068	$10.37	1,541,648

Total	$16,826,500		1,622,849

RiverSource Variable Portfolio — Mid Cap Value Fund (Current) (Buying Fund)
Class 1	$532,167,028	$8.37	63,570,993
Class 2	$4,218	$8.37	504
Class 3	$118,336,575	$8.37	14,140,254

Total	$650,507,821		77,711,751

Fund	Net assets	Net asset value per share	Shares outstanding*
RiverSource Variable Portfolio – Mid Cap Value Fund (Pro Forma)*
Class 1	$548,993,528	$8.37	65,581,328
Class 2	$4,218	$8.37	504
Class 3	$118,336,575	$8.37	14,140,254

Total	$667,334,321		79,722,086

*	Pro forma shares outstanding are calculated by dividing the net assets of the applicable Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the result to the number of shares of such Buying Fund currently outstanding.
**	Pro forma figures reflect the effect of estimated Reorganization costs as set forth in Exhibit A hereto.

Ownership of Selling Fund and Buying Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of October 31, 2010 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Columbia Federal Securities Fund, VS (Selling Fund)	Sun Life Assurance Company of Canada, Wellesley Hills, MA	72.04%	N/A

RiverSource Variable Portfolio – Short Duration U.S. Government Fund (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership(1)(2)	61.26%	57.64%
	RiverSource Life Insurance Company, Minneapolis, MN	36.56%	34.40%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	4.26%

Columbia International Fund, VS (Selling Fund)	Sun Life Assurance Company of Canada, Wellesley Hills, MA	85.05%	N/A

Threadneedle Variable Portfolio – International Opportunity Fund (Buying Fund)	RiverSource Life Insurance Company, Minneapolis, MN	93.37%	89.50%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	3.51%

Columbia Large Cap Value Fund, VS (Selling Fund)	Sun Life Assurance Company of Canada, Wellesley Hills, MA	54.12%	N/A
	Hartford Life Insurance Company, Hartford, CT	26.63%	N/A

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
RiverSource Variable Portfolio – Diversified Equity Income Fund (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership(3)(2)	48.84%	47.28%
	RiverSource Life Insurance Company, Minneapolis, MN	48.52%	46.97%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	1.73%
	Hartford Life Insurance Company, Hartford, CT	N/A	0.85%

Columbia Mid Cap Value Fund, VS (Selling Fund)	Sun Life Assurance Company of Canada, Wellesley Hills, MA	67.74%	N/A

RiverSource Variable Portfolio – Mid Cap Value Fund (Buying Fund)	Affiliated Funds-of-Funds Aggregate Ownership(4)(2)	83.58%	81.76%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	1.48%

(1)

Includes the aggregate ownership of the following affiliated funds-of-funds: Variable Portfolio – Aggressive Portfolio, Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Moderately Conservative Portfolio.

(2)

Investments by funds-of-funds advised by Columbia Management (Columbia Funds-of-Funds) in shares of certain underlying funds (underlying funds) may represent significant ownership positions in such underlying funds. The Columbia Funds-of-Funds generally vote on underlying fund proposals in the same proportion that other shareholders vote on such proposals except where the Board(s) of Directors/Trustees of the Columbia Funds-of-Funds direct otherwise, including, for example, where the Columbia Funds-of-Funds own, in aggregate, a majority position of the underlying fund.

(3)

Includes the aggregate ownership of the following affiliated funds-of-funds: Variable Portfolio – Aggressive Portfolio, Variable Portfolio – Conservative Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Moderately Conservative Portfolio.

(4)

Includes the aggregate ownership of the following affiliated funds-of-funds: Variable Portfolio – Aggressive Portfolio, Variable Portfolio – Moderate Portfolio, Variable Portfolio – Moderately Aggressive Portfolio and Variable Portfolio – Moderately Conservative Portfolio.

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of October 31, 2010. As of October 31, 2010, the officers and trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
Columbia Large Cap Value Fund, VS (Selling Fund)
Class A	Sun Life Assurance Company of Canada, Wellesley Hills, MA	49.24%	N/A
	Hartford Life Insurance Company, Hartford, CT	31.12%	N/A

Class B	Sun Life Assurance Company of Canada, Wellesley Hills, MA	83.05%	N/A
	Sun Life Insurance and Annuity Company of New York, Wellesley Hills, MA	12.57%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Variable Portfolio – Diversified Equity Income Fund (Buying Fund)
Class 1*	Variable Portfolio – Moderate Portfolio, Minneapolis, MN	43.12%	40.75%
	Variable Portfolio – Moderately Aggressive Portfolio, Minneapolis, MN	34.79%	32.88%
	Variable Portfolio – Aggressive Portfolio, Minneapolis, MN	10.62%	10.04%
	Variable Portfolio – Moderately Conservative Portfolio, Minneapolis, MN	9.06%	8.56%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	2.69%
	Hartford Life Insurance Company, Hartford, CT	N/A	1.70%

Class 2*	RiverSource Life Insurance Company, Minneapolis, MN	97.69%	3.25%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	80.31%
	Sun Life Insurance and Annuity Company of New York, Wellesley Hills, MA	N/A	12.15%

Columbia Mid Cap Value Fund, VS (Selling Fund)
Class A	Transamerica Life Insurance Co., Cedar Rapids, IA	98.07%	N/A

Class B	Sun Life Assurance Company of Canada, Wellesley Hills, MA	70.65%	N/A
	Farm Bureau Life Insurance Company, West Des Moines, IA	12.40%	N/A
	Sun Life Insurance & Annuity Co. of New York, Wellesley Hills, MA	11.52%	N/A

RiverSource Variable Portfolio – Mid Cap Value Fund (Buying Fund)
Class 1*	Variable Portfolio – Moderate Portfolio, Minneapolis, MN	45.16%	45.11%
	Variable Portfolio – Moderately Aggressive Portfolio, Minneapolis, MN	35.21%	35.18%
	Variable Portfolio – Aggressive Portfolio, Minneapolis, MN	11.25%	11.24%
	Variable Portfolio – Moderately Conservative Portfolio, Minneapolis, MN	8.38%	8.37%
	Transamerica Life Insurance Co., Cedar Rapids, IA	N/A	0.11%

Class 2*	RiverSource Life Insurance Company, Minneapolis, MN	86.01%	0.90%
	RiverSource Life Insurance Company of New York, Albany, NY	11.20%	0.12%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	69.88%
	Farm Bureau Life Insurance Company, West Des Moines, IA	N/A	12.27%
	Sun Life Insurance & Annuity Co. of New York, Wellesley Hills, MA	N/A	11.39%

Columbia Federal Securities Fund, VS (Selling Fund)
Class A	Sun Life Assurance Company of Canada, Wellesley Hills, MA	60.58%	N/A
	Independence Life and Annuity Co., Wellesley Hills, MN	17.06%	N/A

Class B	Sun Life Assurance Company of Canada, Wellesley Hills, MA	80.64%	N/A
	Sun Life Assurance Company of New York, Wellesley Hills, MA	18.25%	N/A

Fund	5% Owners	Percent of shares held	Percent of shares held following the Reorganization
RiverSource Variable Portfolio – Short Duration U.S. Government Fund (Buying Fund)
Class 1*	Variable Portfolio – Moderate Portfolio, Minneapolis, MN	41.34%	39.58%
	Variable Portfolio – Moderately Aggressive Portfolio, Minneapolis, MN	25.73%	24.64%
	Variable Portfolio – Moderately Conservative Portfolio, Minneapolis, MN	19.26%	18.44%
	Variable Portfolio – Conservative Portfolio, Minneapolis, MN	10.50%	10.05%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	2.56%
	Independence Life and Annuity Co., Wellesley Hills, MN	N/A	0.72%

Class 2*	RiverSource Life Insurance Company, Minneapolis, MN	99.10%	3.88%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	77.49%
	Sun Life Assurance Company of New York, Wellesley Hills, MA	N/A	17.54%

Columbia International Fund, VS (Selling Fund)
Class A	Sun Life Assurance Company of Canada, Wellesley Hills, MA	84.37%	N/A
	Independence Life and Annuity Co., Wellesley Hills, MN	5.25%	N/A

Class B	Sun Life Assurance Company of Canada, Wellesley Hills, MA	92.44%	N/A
	Sun Life Assurance Company of New York, Wellesley Hills, MA	7.56%	N/A

Threadneedle Variable Portfolio – International Opportunity Fund (Buying Fund)
Class 1*	Columbia Management Investment Advisers, LLC, Minneapolis, MN	100.00%	0.03%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	84.24%
	Independence Life and Annuity Co., Wellesley Hills, MN	N/A	5.25%

Class 2*	RiverSource Life Insurance Company, Minneapolis, MN	91.90%	11.52%
	RiverSource Life Insurance Company of New York, Albany, NY	6.08%	0.76%
	Sun Life Assurance Company of Canada, Wellesley Hills, MA	N/A	80.74%
	Sun Life Assurance Company of New York, Wellesley Hills, MA	N/A	6.60%

*	Class A mapped to Class 1 and Class B mapped to Class 2.

Financial Highlights of Buying Funds

The financial highlights tables are intended to help you understand how each Buying Fund has performed for the past five full fiscal years or, if shorter, the Buying Fund’s period of operations. Certain information reflects financial results for a single Buying Fund share. The total return line indicates how much an investment in the Buying Fund would have earned each period assuming any dividends and distributions had been reinvested. The total return line does not reflect fees and expenses, if any, imposed under your Contract, which, if reflected, would reduce the total returns for all periods shown. The information shown below for each Buying Fund has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with these Funds’ financial statements, is included in these Funds’ annual report to shareholders, except that the information shown for the six-month period ended June 30, 2010 is unaudited. The independent registered public accounting firm’s reports and the Buying Funds’ financial statements are also incorporated by reference into the Merger SAI.

Table C-3. Financial Highlights of Buying Funds

RiverSource Variable Portfolio — Short Duration U.S. Government Fund

Class 1 Per share data

	(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$10.30

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	.08

Total from investment operations	.10

Less distributions:
Dividends from net investment income	(.11)

Net asset value, end of period	$10.29

Total return	.95%

Ratios to average net assets(b)
Total expenses	.65%	(c)
Net investment income (loss)	1.16%	(c)

Supplemental data
Net assets, end of period (in millions)	$622
Portfolio turnover rate(d)	193%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

RiverSource Variable Portfolio — Short Duration U.S. Government Fund

Class 2 Per share data

	(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$10.30

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	.06

Total from investment operations	.08

Less distributions:
Dividends from net investment income	(.10)

Net asset value, end of period	$10.28

Total return	.81%

Ratios to average net assets(b)
Total expenses	.90%	(c)
Net investment income (loss)	.97%	(c)

Supplemental data
Net assets, end of period (in millions)	$—
Portfolio turnover rate(d)	193%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

Threadneedle Variable Portfolio — International Opportunity Fund

Class 1 Per share data

	(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$10.67

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	(1.07)

Total from investment operations	(1.05)

Less distributions:
Dividends from net investment income	(.09)

Net asset value, end of period	$9.53

Total return	(9.88%	)

Ratios to average net assets(b)
Total expenses	1.00%	(c)
Net investment income (loss)	2.72%	(c)
Supplemental data
Net assets, end of period (in millions)	$—
Portfolio turnover rate	43%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

Threadneedle Variable Portfolio — International Opportunity Fund

Class 2 Per share data

	(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$10.67

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	(1.08)

Total from investment operations	(1.06)

Less distributions:
Dividends from net investment income	(.08)

Net asset value, end of period	$9.53

Total return	(9.91%	)

Ratios to average net assets(b)
Total expenses	1.24%	(c)
Net investment income (loss)	2.48%	(c)
Supplemental data
Net assets, end of period (in millions)	$—
Portfolio turnover rate	43%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

RiverSource Variable Portfolio — Diversified Equity Income Fund

Class 1 Per share data

(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$12.05

Income from investment operations:
Net investment income (loss)	.03
Net gains (losses) (both realized and unrealized)	(1.67)

Total from investment operations	(1.64)

Net asset value, end of period	$10.41

Total return	(13.61)%

Ratios to average net assets(b)
Total expenses	.88% (c)
Net investment income (loss)	2.07% (c)

Supplemental data
Net assets, end of period (in millions)	$1,203
Portfolio turnover rate	10%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

RiverSource Variable Portfolio — Diversified Equity Income Fund

Class 2 Per share data

(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$12.05

Income from investment operations:
Net investment income (loss)	.04
Net gains (losses) (both realized and unrealized)	(1.69)

Total from investment operations	(1.65)

Net asset value, end of period	$10.40

Total return	(13.69)%

Ratios to average net assets(b)
Total expenses	1.05% (c)
Net investment income (loss)	2.16% (c)

Supplemental data
Net assets, end of period (in millions)	$—
Portfolio turnover rate	10%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

RiverSource Variable Portfolio — Mid Cap Value Fund

Class 1 Per share data

(Unaudited) Period ended June 30, 2010(a)
Net asset value, beginning of period	$9.92

Income from investment operations:
Net investment income (loss)	.02
Net gains (losses) (both realized and unrealized)	(1.57)

Total from investment operations	(1.55)

Net asset value, end of period	$8.37

Total return	(15.63)%

Ratios to average net assets(b)
Net expenses after expense waiver/reimbursement	.87% (c)
Net investment income (loss)	1.44% (c)

Supplemental data
Net assets, end of period (in millions)	$532
Portfolio turnover rate	48%

(a)	For the period from May 3, 2010 (when shares became available) to June 30, 2010.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.

(c)	Annualized.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 129% for the six months ended June 30, 2010, and 350% and 190% for the years ended Dec. 31, 2009 and 2008 respectively.

Exhibit A

Costs of the Reorganizations

Each Selling Fund and the corresponding Buying Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization. Out-of-pocket expenses associated with a Reorganization include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this proxy statement/prospectus, and any filings with the SEC and/or other governmental authorities in connection with the Reorganization; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization; and (3) the legal and other fees and expenses incurred in connection with the Reorganization.

All fees paid to governmental authorities for the registration or qualification of a Buying Fund’s shares to be issued in a Reorganization and all transfer agency costs related to such shares will be allocated to the applicable Buying Fund. All fees and expenses related to printing and mailing communications to Selling Fund shareholders will be allocated to the applicable Selling Fund. All of the other out-of-pocket expenses of a Reorganization, including without limitation, accounting, legal and custodial expenses, will be allocated equally among the applicable Funds. Following this initial allocation among the Funds, Columbia Management limits the expenses actually borne by a Fund to not more than the anticipated reduction in expenses to be incurred by that Fund over the first year following the Reorganization. With respect to Columbia Mid Cap Value Fund, Variable Series and Columbia International Fund, Variable Series only, Columbia Management has also agreed to monitor any brokerage commissions attributable to the Reorganization (as distinct from ordinary course transactions) and to bear such commissions to the extent they exceed the estimated brokerage costs that would be associated with the liquidation of such Selling Fund’s portfolio. Any Reorganization expenses to be borne by a Fund that are reduced as a result of these limitations are absorbed by Columbia Management, not by any other Fund. The estimated costs of each Reorganization expected to be borne by each Selling Fund and each Buying Fund, in the aggregate and on a per-share basis based on shares outstanding as of August 31, 2010, are set forth below:

	Costs Estimated to be Borne
Fund	Total	Per Share
Columbia Federal Securities Fund, Variable Series (Selling Fund)	$14,127	$0.002
Columbia International Fund, Variable Series (Selling Fund)	$6,750	$0
Columbia Large Cap Value Fund, Variable Series (Selling Fund)	$55,018	$0.007
Columbia Mid Cap Value Fund, Variable Series (Selling Fund)	$0	$0
RiverSource Variable Portfolio – Short Duration U.S. Government Fund (Buying Fund)	$36,523	$0
Threadneedle Variable Portfolio – International Opportunity Fund (Buying Fund)	$0	$0
RiverSource Variable Portfolio – Diversified Equity Income Fund (Buying Fund)	$36,489	$0
RiverSource Variable Portfolio – Mid Cap Value Fund (Buying Fund)	$0	$0

Should any Reorganization fail to occur, Columbia Management will bear all costs associated with that Reorganization.

A-1

Based on the operating expense ratios shown in the Fees and Expenses section above for each Buying Fund, it is projected that, after the Reorganizations, assuming all of the Reorganizations are consummated, each class of each Selling Fund will benefit from expense savings that will offset the allocated Reorganization expenses. However, the benefit of those projected expense savings will not be realized immediately. It is projected that the aggregate expense savings for each Selling Fund will not exceed the allocated Reorganization expenses of that Selling Fund until approximately the number of months after its Reorganization set forth below.

Fund	Number of Months
Columbia Federal Securities Fund, Variable Series	12
Columbia International Fund, Variable Series	12
Columbia Large Cap Value Fund, Variable Series	4
Columbia Mid Cap Value Fund, Variable Series	N/A

If a Contract Owner ceases to have an indirect interest in the corresponding Buying Fund prior to the indicated time, the Contract Owner will receive no net benefit from the projected expense savings.

A-2

Exhibit B

Additional Information Applicable to the Buying Funds

Below is information regarding the Buying Funds. All references to a Fund or the Funds in this Exhibit B refer to a Buying Fund or the Buying Funds, respectively, unless otherwise noted.

Fund Management and Compensation

Columbia Management, 100 Federal Street, Boston, MA 02110, is the investment manager to the combined fund complex (“Combined Fund Complex”) (including the Columbia-, RiverSource-, Seligman- and Threadneedle-branded funds), and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Combined Fund Complex, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the Merger SAI for more information.

Subject to oversight by each Fund’s board of trustees, Columbia Management manages the day-to-day operations of each Fund, determines what securities and other investments each Fund should buy or sell and executes the portfolio transactions. Although Columbia Management is responsible for the investment management of each Fund, Columbia Management may delegate certain of its duties to one or more investment subadvisers. Columbia Management may use the research and other capabilities of its affiliates and third parties in managing investments.

The Combined Fund Complex has received an order from the SEC that permits Columbia Management, subject to the approval of each Fund’s board of trustees, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval. Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to each Fund’s board of trustees to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses the nature of any material relationships it has with a subadviser to the Fund’s board of trustees.

Each Fund pays Columbia Management a fee for managing its assets. The fees paid by each Fund for the most recent fiscal year were the following percentage of each Fund’s average daily net assets:

Buying Fund	Percentage of Fund’s Average Daily Net Assets
RiverSource Variable Portfolio – Short Duration U.S. Government Fund	0.48%
Threadneedle Variable Portfolio – International Opportunity Fund	0.85%
RiverSource Variable Portfolio – Diversified Equity Income Fund	0.50%
RiverSource Variable Portfolio – Mid Cap Value Fund	0.58%

For RiverSource Variable Portfolio – Diversified Equity Income Fund, RiverSource Variable Portfolio – Mid Cap Value Fund and Threadneedle Variable Portfolio – International Opportunity Fund, the fee structure currently includes an adjustment in the form of a performance incentive arrangement. The adjustment is computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The maximum adjustment (increase or decrease) is 0.12% of each Fund’s average net assets on an annual basis. The board of trustees of these Funds has approved an amended investment management services agreement that eliminates the performance incentive adjustment, subject to shareholder approval. The indexes against which these Funds’ performance is currently measured for purposes of the performance incentive adjustment are shown in the following table.

Buying Fund	Lipper Index
RiverSource Variable Portfolio – Diversified Equity Income Fund	Lipper Equity Income Funds
RiverSource Variable Portfolio – Mid Cap Value Fund	Lipper Mid-Cap Value Funds
Threadneedle Variable Portfolio – International Opportunity Fund	Lipper International Large-Cap Core Funds

In certain circumstances, a Fund’s board of trustees may approve a change in the index without shareholder approval.

Under its investment management services agreement (“IMS Agreement”), each Fund also pays taxes, brokerage commissions and nonadvisory expenses. A discussion regarding the basis for each Fund’s board of trustees approving the IMS Agreement is available in each Fund’s semiannual report for the period ended June 30, 2010.

In September 2010, in connection with various initiatives to integrate the Funds into a single Fund family with greater uniformity, the Boards of the Funds each approved amended IMS Agreements and administrative services agreements with Columbia Management. These agreements reflect standardized fee schedules for similar Funds, based on a consistent pricing model. Additionally, as part of achieving a consistent, standardized fee schedule, Columbia Management proposed, and the Board approved, eliminating the performance incentive adjustments (PIA) contained in current IMS Agreements for certain legacy RiverSource Funds (which are not applicable to most funds in the combined fund family) that may increase or decrease the Fund’s fees payable under its IMS Agreement based upon the Fund’s performance measured against its reference performance index. The Boards also approved amended transfer agency agreements with a uniform fee schedule. In connection with the Boards’ approval of various proposals to achieve a consistent pricing model, the Boards and Columbia Management agreed to (and, in the case of RiverSource Funds, maintain) an annual process by which contractual expense limitations for Funds with annual operating expenses that exceed the median expense ratios of their respective peer groups (as determined annually by an independent third-party data provider) are set at or below such median expense ratio. These commitments may help mitigate the impact of any fee changes resulting from the adoption of standardized fee schedules. The estimated proposed expense caps shown in the following table reflect peer group median expense ratios as of early 2010, which are likely to change year over year.

While these changes are expected to reduce the overall fees and expenses of the Funds in the aggregate, certain individual Funds are expected to realize an increase in fees under their proposed IMS Agreements and/or total annual operating expenses. Any proposed amended IMS Agreements that would eliminate a PIA, or that could result in higher IMS Agreement fees (each an IMSA Proposal), is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about each IMSA Proposal have been included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011.

If approved by Fund shareholders, the IMSA Proposals, as well as IMS Agreements not subject to Fund shareholder approval and new administrative services agreements, are expected to be effective in the second quarter of 2011. For Funds with a PIA that, as of September 2010, have performance measured against their reference performance index over their most recent applicable rolling performance fee calculation period that results in Columbia Management incurring negative PIA, Columbia Management has agreed to a transitional period of 6 months (18 months for Funds with a 36 month rolling performance fee calculation period), during which time these Funds will compensate Columbia Management at the lower of (i) the fee calculated under the proposed IMS Agreements or (ii) the fee calculated under the current IMS Agreements (including any applicable negative PIA), regardless of whether the IMSA Proposal (including the elimination of the PIA) is ultimately approved by Fund shareholders.

The information in the Fee Tables included under the Summary Section of this Proxy Statement/Prospectus reflect the proposed revised IMS fee rates (assuming the approval of the IMS Agreements by shareholders, as applicable).

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with that Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions including, for example, investments in money market instruments or holdings of cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively.

Portfolio Managers

Information about the portfolio managers who are primarily responsible for overseeing each Fund’s investments is shown below. The Merger SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds he or she manages.

RiverSource Variable Portfolio — Short Duration U.S. Government Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

Jason J. Callan, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the liquid and structured assets sector team.

•	Joined the investment manager in 2007.

•	Trader, Principal Investment Activities Group, GMAC ResCap, 2004 to 2007.

•	Began investment career in 2004.

•	MBA, University of Minnesota.

Tom Heuer, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the liquid and structured assets sector team since 2002.

•	Joined the investment manager in 1993.

•	MBA, University of Minnesota.

Colin J. Lundgren, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Senior Vice President and Head of Fixed Income.

•	Joined the investment manager in 1986.

•	Began investment career in 1989.

•	BA, Lake Forest College.

Threadneedle Variable Portfolio — International Opportunity Fund

Columbia Management selects, contracts with and compensates Threadneedle International Limited (“Threadneedle”) to manage the investment of the Fund’s assets. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund, reviews the performance of Threadneedle and reports periodically to the Fund’s board of trustees. Threadneedle manages the Fund’s assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund.

Threadneedle

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial. The portfolio managers responsible for the day-to-day management of the Fund are:

Alex Lyle, Portfolio Manager

•	Managed the Fund since 2003.

•	Head of managed funds.

•	Joined Threadneedle in 1994, where he managed the U.K. equity investments for large insurance clients and has run a wide range of portfolios.

•	Began investment career in 1980.

•	MA, Oxford University.

Esther Perkins, CFA, Deputy Portfolio Manager

•	Deputy managed the Fund since 2008.

•	Head of EAFE Equities.

•	Joined Threadneedle in 2008 as a fund manager.

•	Began investment career in 1998 as an equity trader at Goldman Sachs International, 1998-2003. From 2004-2008, she was an Investment Director at Standard Life Investments, managing global portfolios.

•	BA, Oxford University; MA, University of Pennsylvania; MBA, Wharton Business School.

RiverSource Variable Portfolio – Diversified Equity Income Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2009.

•	Joined Columbia Management or its predecessors in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined Columbia Management or its predecessors in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined Columbia Management or its predecessors in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

RiverSource Variable Portfolio — Mid Cap Value Fund

The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2005.

•	Joined Columbia Management or its predecessors in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2005.

•	Joined Columbia Management or its predecessors in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined Columbia Management or its predecessors in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

Legal Proceedings

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial or any of its affiliates is the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on any Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with any Fund. Information regarding certain pending and settled legal proceedings may be found in each Fund’s shareholder reports and in the Merger SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Additional Services and Compensation

In addition to acting as the Funds’ investment manager, Columbia Management and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury and other services.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc., One Financial Center, Boston, MA 02111 (the distributor), provides underwriting and distribution services to the Funds. Under distribution agreements and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees on Class 2 and Class 3 shares. The distributor uses these fees to support its distribution and servicing activity for Class 2 and Class 3 shares. More information on how these fees are used is set forth under “Buying and Selling Shares – Description of Fund Shares” and in the Merger SAI.

Transfer Agency Services. Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 (the transfer agent), provides or compensates others to provide transfer agency services to the Funds. The Funds pay the transfer agent a fee as set forth in the Merger SAI and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these services to the Funds. The transfer agent may pay a portion of these fees to participating insurance companies or other financial intermediaries that provide sub-recordkeeping and other services to persons holding Contracts (“Contract Owners”), qualified pension and retirement plan (“Qualified Plan”) participants and the separate accounts of the Participating Insurance Companies (“Separate Accounts”).

The Merger SAI provides additional information about the services provided under the agreements set forth above.

Payments to Affiliated and Unaffiliated Participating Insurance Companies

The Funds may be sold as underlying investment options under Contracts offered by RiverSource Life Insurance Company (RiverSource Life), its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (together, the Affiliated Insurance Companies) and other unaffiliated participating insurance companies (collectively, the participating insurance companies). Columbia Management and its affiliates may make or support payments out of their own resources to the participating insurance companies including the Affiliated Insurance Companies as a result of their agreement to include the Funds as investment options under the Contracts. These Contracts may also include mutual funds other than the Funds as investment options, and the participating insurance companies including the Affiliated Insurance Companies may receive payments from the sponsors of these other mutual funds as a result of including those funds as underlying investment options under the Contracts. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the Funds in products offered by the Affiliated Insurance Companies, as employee compensation and business unit operating goals at all levels are tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including Columbia Management, and the distributor, and the products they offer, including the Funds. The amount of payment from sponsors of other funds that are offered as investment options under the Contracts or allocation from Columbia Management and its affiliates varies, and may be significant. The amount of the payment or allocation participating insurance companies receive from a fund may create an incentive for the companies and may influence their decision regarding which funds to include under a Contract. These arrangements are sometimes referred to as “revenue sharing payments,” and are in addition to any Rule 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, sub-accounting or recordkeeping services provided directly by the participating insurance companies.

Potential Conflicts of Interest

Shares of the Funds may serve as the underlying investments for both variable annuity contracts and variable life insurance policies issued by participating life insurance companies. Due to differences in tax treatment or other considerations, the interests of various Contract Owners might at some time be in conflict. The Funds currently do not foresee any such conflict. However, if they do arise, each Fund’s board of trustees intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Separate Accounts of the participating insurance companies might be required to withdraw its investments in the Funds. This might force the Funds to sell securities at disadvantageous prices.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to all funds in the Combined Fund Complex, including those that are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other funds (funds-of-funds) in the Combined Fund Complex, including the Funds. These funds-of-funds, individually or collectively, may own a significant percentage of the outstanding shares of the Funds, and Columbia Management seeks to balance potential conflicts between the funds-of-funds and the Funds in which they invest. The funds-of-funds’ investment in the Funds may also have the effect of creating economies of scale (including lower expense ratios) because the funds-of-funds may own substantial portions of the shares of the Funds and, comparatively, a redemption of Fund shares by one or more funds-of-funds could cause the expense ratio of a Fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the funds-of-funds, the Funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the Funds may experience increased expenses as they buy and sell securities to manage these transactions. Substantial redemptions by the funds-of-funds within a short period of time could require a Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the Fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the Fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the funds-of-funds’ assets among the funds in the Combined Fund Complex as it earns different fees from such funds.

Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to each Fund’s board of trustees on the steps it has taken to manage any potential conflicts. See the Merger SAI for information on investors who, as of October 31, 2010, owned 5% or more of any class of a Fund’s shares and those investors who owned 25% or more of a Fund’s shares (all share classes taken together) including ownership by funds-of-funds.

Cash Reserves. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including, but not limited to, RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the Combined Fund Complex and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses, and is expected to operate at a very low expense ratio. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. Each Fund’s board of trustees has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Funds. A description of these policies and procedures is included in the Merger SAI.

Buying and Selling Shares

Description of Fund Shares

The Funds offer different classes of shares. There are differences among the fees and expenses for each share class. The following table shows the key features of each share class. Not all Funds offer all classes of shares and not all Funds or share classes may be available under your variable annuity contract or variable life insurance policy (Contracts) or qualified pension and retirement plans (Qualified Plans).

Investment Options Summary

Class	DISTRIBUTION AND/OR ELIGIBILITY	SERVICE FEE**
Class 1	For Funds that are sold as underlying investment options of Contracts offered by participating life insurance companies. Available in certain Qualified Plans.	0.00%

Class 2	For Funds that are sold as underlying investment options of Contracts offered by participating life insurance companies. Available in certain Qualified Plans.	0.25%

Class 3*	For Funds that are sold as underlying investment options of Contracts offered by participating life insurance companies. Available in certain Qualified Plans.	0.125%

*	Prior to April 30, 2010, Class 3 was known as an unnamed class of shares.
**	Each Fund pays this fee under a Rule 12b-1 plan to the distributor. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract Owners who invest in Class 2 or Class 3 shares, and for distribution related expenses. Additionally, the distributor may use this fee to make payments to Qualified Plan sponsors or their affiliates for similar services provided to Qualified Plans and their participants. Because these service fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Pricing and Valuing of Fund Shares

The net asset value (NAV) is the value of a single share of a Fund. The NAV is determined by dividing the value of the Fund’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by each Fund’s board of trustees. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by each Fund’s board of trustees. These procedures are also used when the value of an investment held by a Fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the Fund’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a Fund’s securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund’s shares may change on days when investors will not be able to purchase or sell the Fund’s shares.

Purchasing Shares

As a Contract Owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to one or more Funds. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund, a participating insurance company or Qualified Plan sponsor.

See your Contract prospectus or Qualified Plan disclosure documents for further information concerning allocations to the Funds, minimum and maximum payments and submission and acceptance of your application.

Transferring/Selling Shares

There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to Separate Accounts that may own shares directly, are described in your Contract prospectus or Qualified Plan disclosure documents.

You may transfer all or part of your investment in a Fund to one or more of the other investment options available under your Contract or Qualified Plan.

You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund or a participating insurance company or Qualified Plan sponsor.

Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.

Short Term or Excessive Trading

Each Fund’s board of trustees has adopted a policy that the Funds will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading in funds that invest in securities that trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in value of securities between the close of overseas markets and the closure of U.S. markets in order to take advantage of inefficiencies in the fund’s pricing of those securities. This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a fund’s performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund’s transaction costs. The Funds, when used as underlying funds for funds-of-funds, may be more susceptible to the risks of market timing. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers. To the extent a Fund has significant holdings in foreign securities, small cap stocks, floating rate loans and/or high yield bonds, the risks of market timing may be greater for that Fund than for other funds. See “Comparison of Principal Investment Strategies” in the discussion of the proposals relating to each Fund in this combined proxy statement/prospectus for a discussion of the types of securities in which your Fund invests. See “Pricing and Valuing of Fund Share” for a discussion of the Funds’ policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The Funds are currently offered as underlying funds for affiliated funds-of funds and as investment options under Contracts offered by affiliated and unaffiliated insurance companies and to Qualified Plans, which are administered by third-party administrations (TPAs). Because the insurance companies and TPAs process Fund trades on an omnibus basis and the Funds cannot generally ascertain the identity of a particular Contract Owner or Qualified Plan participant or whether the same has placed a particular purchase or sale order, each Fund’s Board has adopted procedures intended to detect and deter market timing activities at the omnibus account level.

As required by SEC rules, each Fund has entered or will enter into agreements with participating insurance companies and TPAs (each, a Sponsoring Entity) whereby the Fund or its agents may require a Sponsoring Entity to provide individual account level information about you and your trading activities in the Fund. If the Fund detects market timing activities at the omnibus level, the Fund may require the Sponsoring Entity to take actions to curtail the activity, which may include restricting your trading activity in the Fund.

The procedures that are designed to detect and deter market timing activities at the Contract level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some Contracts may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Fund.

Please refer to your Contract prospectus for specific details on transfers between investment options and market timing policies and procedures.

Distributions and Taxes

Reinvestments

All distributions by the Funds are automatically reinvested in additional Fund shares. The reinvestment price is the next calculated NAV after the distribution is paid.

Taxes

Both RiverSource Variable Portfolio – Short Duration U.S. Government Fund and Threadneedle Variable Portfolio – International Opportunity Fund intend to distribute dividends and capital gains to shareholders in order to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Both RiverSource Variable Portfolio – Diversified Equity Income Fund and RiverSource Variable Portfolio – Mid Cap Value Fund will be treated as partnerships for federal income tax purposes, and do not expect to make regular distributions to shareholders.

Each Fund intends to comply with the regulations relating to the diversification requirements under section 817(h) of the Internal Revenue Code.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in the Funds. Because tax matters are highly individual and complex, you should consult a qualified tax advisor. Please see “Tax Status of the Reorganizations” in the combined proxy statement/prospectus for a discussion of the expected tax consequences of the Reorganizations.

Federal income taxation of subaccounts, life insurance companies and annuity contracts or life insurance policies is discussed in your annuity contract or life insurance policy prospectus.

Exhibit C

Comparison of Organizational Documents

This chart highlights material differences between the terms of the Declarations of Trusts and By-Laws of the Buying Funds and Selling Funds.

Group A:	Selling Funds: Columbia Federal Securities Fund, Variable Series; Columbia International Fund, Variable Series; Columbia Large Cap Value Fund, Variable Series; and Columbia Mid Cap Value Fund, Variable Series.

Group B:	Buying Funds: RiverSource Variable Portfolio – Short Duration U.S. Government Fund; Threadneedle Variable Portfolio – International Opportunity Fund; RiverSource Variable Portfolio – Diversified Equity Income Fund; and RiverSource Variable Portfolio – Mid Cap Value Fund.

Policy	Group A	Group B
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains express disclaimers of shareholder liability for acts, obligations or affairs of the trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.
Shareholder Voting Rights

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of Trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or shareholder, (iii) with respect to termination of the Trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to

At all meetings of shareholders, each shareholder of record is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and each fractional dollar amount is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of Trustees, (ii) to the same extent as shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or shareholder, (iii) with respect to termination of the Trust or any class or series of the trust, (iv) with respect to the approval or termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships or other types of organizations, or individuals as to which shareholder approval is required by the 1940 Act,

Policy	Group A	Group B

which shareholder approval is required by the 1940 Act, and (v) with respect to additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any State, or as the Trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

There is no cumulative voting in the election of Trustees.

and (v) with respect to additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any State, or as the Trustees may consider necessary or desirable.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or class of shares, except that shares may be voted by individual series or classes (1) when required by the 1940 Act, (2) when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, or (3) when the matter affects only the interests of one or more series or classes.

If authorized by the Trustees, shareholders are entitled to vote cumulatively in the election of Trustees.

Shareholder Meetings

The Declaration of Trust and By-Laws do not address annual shareholder meetings. Regular shareholder meetings are not required for business trusts under Massachusetts law.

Shareholder meetings will be held when called by the trustees for the purpose of taking action on any matter requiring the vote or authority of the shareholders, or for any other matter the trustees deem necessary or desirable.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

The presence in person or by proxy of 10% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 10% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast

Policy	Group A	Group B
	A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.	upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.
Shareholder Consent	Except as otherwise provided by law, the Declaration of Trust or the By-Laws, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote consent to the action in writing and the consents are filed with the records of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.
Notice to Shareholders of Record Date

Written notice of any meeting of shareholders must be given by the trustees at least 7 days before the meeting.

The trustees may set a record date for the purpose of determining the shareholders entitled to notice of or to vote at a shareholder meeting. The record date cannot be more than 90 days or less than 7 days before the date of the meeting.

Shareholder Proxies

Shareholders may vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

Trustee Power to Amend Organizational Document

The trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then trustees provided that notice of such amendment is transmitted promptly to shareholders of record.

The trustees need not provide notice of an amendment if the amendment is for the purpose of supplying an omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust, or having any other purpose which is ministerial or clerical in nature.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the trustees then in office at any meeting of the trustees, or by written consent in lieu thereof. In no event, however, are the trustees permitted to adopt By-Laws that conflict or are inconsistent with the Declaration of Trust.

Termination of Trust	The trust may be terminated by the trustees with written notice to shareholders, or by the affirmative vote of at least two-thirds of the shares of each series entitled to vote.	The trust may be terminated by the trustees by written notice to the Shareholders, or by the affirmative vote of shares representing at least two-thirds of the votes entitled to be cast for each series voting separately by series.

Policy	Group A	Group B
	Any series of or class may be terminated by the affirmative vote of at least two-thirds of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.	Any series or class may be terminated by the affirmative vote of shares representing at least two-thirds of the votes entitled to be cast for that series or class, or by the trustees by written notice to the shareholders of that series or class.
Merger or Consolidation	Subject to applicable laws, the trustees may, without shareholder consent, cause the trust or any series to be merged or consolidated with another trust or company. The trustees may also transfer all or a substantial portion of the trust’s assets to another fund or company.
Removal of Trustees	Trustees may be removed with or without cause by majority vote of the trustees.
Trustee Committees	The trustees may appoint from their own number and terminate committees consisting of one or more trustees, which may exercise the powers and authority of the trustees to the extent that the trustees determine.
Trustee Liability

Trustees are not subject to personal liability, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Additionally, trustees are not personally liable for any neglect or wrong-doing of any officer, agent, or employee of the trust or for any act or omission of any other trustee.

Trustees that are singled out as experts on particular issues, such as a chair of a committee, are not held to any higher standard than their non-expert counterparts.

Trustee Indemnification

The trust indemnifies each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in

The trust indemnifies and holds harmless, to the full extent that a Massachusetts business corporation would be authorized by the Massachusetts Business Corporation Act, each of its trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such trustee’s action was in the best interests of the trust; or (ii) where the trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee’s office.

Policy	Group A	Group B
	satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.	Expenses, including counsel fees, so incurred by any such trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such trustee to repay amounts so paid to the trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such trustee shall have provided appropriate security for such undertaking, (b) the trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested trustees acting on the matter (provided that a majority of the disinterested trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such trustee will be found entitled to indemnification under the By-Laws.
Dividends	Dividends and distributions may be paid to shareholders from the trust’s net income with the frequency as the trustees may determine.
Capitalization	The beneficial interest in the trust shall at all times be divided into an unlimited number of shares without par value.
Number of Trustees and Vacancies

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may fix the number of trustees and elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

The trustees may fix the number of trustees, fill vacancies in the trustees, including vacancies arising from an increase in the number of trustees, or remove trustees with or without cause.

Shareholders may elect trustees at any meeting of shareholders called by the trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

Each trustee serves during the continued lifetime of the trust until

Policy	Group A	Group B
	Each trustee serves during the continued lifetime of the trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.	he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
Independent Chair of the Board	The Declaration of Trust and By-Laws do not require an independent chair of the board of trustees.

The board of trustees are required to elect one trustee who is not an “interested person” of the trust (as defined in Section 2(a)(19) of the 1940 Act) to serve as chair of the board.

The chair of the board’s duties include serving as the lead independent trustee and presiding at each meeting of the trustees as chairman of the meeting. In addition, the chair of the board has the duties and powers specified in the By-Laws and has such other duties and powers as may be determined by the trustees.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the trust where it may be inspected by any shareholder.
Involuntary Redemption of Accounts	The trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate net asset value of less than an amount determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the trustees of the outstanding shares of the trust or of any series or class.

M-BOOK 11

COLUMBIA FUNDS
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of a Joint Special Meeting of Shareholders and Combined Proxy Statement/Prospectus for the Joint Special Meeting of Shareholders (the “Meeting”) to be held at 1:00 p.m., Eastern time, on February 15, 2011, at One Financial Center, 5th Floor Conference Room A, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints J. Kevin Connaughton, Michael Clarke, Marybeth Pilat, Joseph F. DiMaria, Julian Quero, Scott R. Plummer, Christopher O. Petersen and Ryan C. Larrenaga (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and any adjournments or postponements thereof and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Combined Proxy Statement/Prospectus.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Additional Signature (if held jointly)
Date	2011
CS_22079_MB11V_122110

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4

VOTING OPTIONS

Read your Combined Proxy Statement/Prospectus and have it at hand when voting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

THE BOARD(S) RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL(S) LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ¢

☐ To vote FOR all Proposals for your Fund or Funds, mark this box. No other vote is necessary.

1.	To approve an Agreement and Plan of Reorganization between Columbia Federal Securities Fund, Variable Series and RiverSource Variable Portfolio – Short Duration U.S. Government Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve an Agreement and Plan of Reorganization between Columbia International Fund, Variable Series and Threadneedle Variable Portfolio – International Opportunity Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve an Agreement and Plan of Reorganization between Columbia Large Cap Value Fund, Variable Series and RiverSource Variable Portfolio – Diversified Equity Income Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve an Agreement and Plan of Reorganization between Columbia Mid Cap Value Fund, Variable Series and RiverSource Variable Portfolio – Mid Cap Value Fund.

Fundname Drop-In 1	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting

to be held on February 15, 2011.

The Combined Proxy Statement/Prospectus for the Meeting and the

Notice of a Joint Special Meeting of Shareholders are available at:

https://www.proxy-direct.com/col22079

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!

CFS_22079_MB11V_122110

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2010

This Statement of Additional Information (the “SAI”) relates to the following proposed reorganizations (the “Reorganizations”):

(1)	Columbia Federal Securities Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (a “Selling Fund”) into RiverSource Variable Portfolio – Short Duration U.S. Government Fund, a series of RiverSource Variable Series Trust (a “Buying Fund”).

(2)	Columbia International Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (a “Selling Fund”) into Threadneedle Variable Portfolio – International Opportunity Fund, a series of RiverSource Variable Series Trust (a “Buying Fund”).

(3)	Columbia Large Cap Value Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (a “Selling Fund”) into RiverSource Variable Portfolio – Diversified Equity Income Fund, a series of RiverSource Variable Series Trust (a “Buying Fund”).

(4)	Columbia Mid Cap Value Fund, Variable Series, a series of Columbia Funds Variable Insurance Trust (a “Selling Fund”) into RiverSource Variable Portfolio – Mid Cap Value Fund, a series of RiverSource Variable Series Trust (a “Buying Fund”).

This SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the combined Prospectus/Proxy Statement dated December 20, 2010 (the “Proxy Statement/Prospectus”) which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Selling Fund in exchange for shares of the corresponding Buying Fund and the assumption of all the liabilities of each Selling Fund by the corresponding Buying Fund. Each Selling Fund would distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to each Buying Fund at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, or calling 800.345.6611.

Additional Information About Each Buying Fund	1

Independent Registered Public Accounting Firms	1

Financial Statements	1

Appendix A – Statement of Additional Information of RiverSource Variable Portfolio – Short Duration U.S. Government Fund, Threadneedle Variable Portfolio – International Opportunity Fund, RiverSource Variable Portfolio – Diversified Equity Income Fund and RiverSource Variable Portfolio – Mid Cap Fund

A-1

i

ADDITIONAL INFORMATION ABOUT EACH BUYING FUND

Attached hereto as Appendix A is the Statement of Additional Information of RiverSource Variable Portfolio – Short Duration U.S. Government Fund, Threadneedle Variable Portfolio – International Opportunity Fund, RiverSource Variable Portfolio – Diversified Equity Income Fund and RiverSource Variable Portfolio – Mid Cap Value Fund dated April 30, 2010 as amended and restated May 1, 2010, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900 is the independent registered public accounting firm for RiverSource Variable Portfolio – Diversified Equity Income Fund, RiverSource Variable Portfolio – Mid Cap Value Fund, RiverSource Variable Portfolio – Short Duration U.S. Government Fund and Threadneedle Variable Portfolio – International Opportunity Fund, providing audit and other accounting and tax-related services as requested by the Funds. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 2009 and the unaudited Financial Statements and Financial Highlights included in the Semiannual Report to Shareholders for the period ended June 30, 2010, for each of RiverSource Variable Portfolio – Short Duration U.S. Government Fund, Threadneedle Variable Portfolio – International Opportunity Fund, RiverSource Variable Portfolio, Diversified Equity Income Fund, and RiverSource Variable Portfolio – Mid CapValue Fund are incorporated by reference into this SAI. The audited financial statements for each Buying Fund incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of Ernst & Young LLP given on their authority as experts in auditing and accounting. The audited financial statements for Columbia Large Cap Value Fund, Variable Series; Columbia Mid Cap Value Fund, Variable Series; Columbia Federal Securities Fund, Variable Series; and Columbia International Fund, Variable Series included in the Annual Report to Shareholders for the fiscal year ended December 31, 2009 and incorporated by reference into the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of each Buying Fund are not provided because, as of August 31, 2010, the net asset value of each corresponding Selling Fund did not exceed ten percent of the net asset value of each corresponding Buying Fund.

FEDERAL INCOME TAX

Congress has passed the Regulated Investment Company Modernization Act of 2010 (H.R. 4337). The bill will change some of the tax rules applicable to regulated investment companies by altering the use and expiration of capital loss carryforwards, providing cures for certain asset and income test failures, smoothing the operation of certain provisions, and eliminating requirements no longer thought to be necessary. Congress also has passed the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010 (H.R. 4853), extending for two years several provisions otherwise expired or due to expire, including reductions of individual income tax rates, special treatment of qualified dividend income, and exemptions from withholding for foreign shareholders. As of December 16, 2010, both bills await presidential signature; their provisions are not reflected in the one or more Statements of Additional Information appended to this SAI.

Appendix A – Statement of Additional Information of RiverSource Variable Portfolio – Short Duration U.S. Government Fund, Threadneedle Variable Portfolio – International Opportunity Fund, RiverSource Variable Portfolio – Diversified Equity Income Fund and RiverSource Variable Portfolio – Mid Cap Value Fund

A-1

Prospectus and Statement of Additional Information (SAI) Supplement Dated October 20, 2010*

Fund Name	Prospectus Form # (date)	SAI Form # (date)
RiverSource Variable Portfolio — Mid Cap Growth Fund	S-6466-99 (4/30/10)	S-6466-20 (4/30/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Trustees of Variable Portfolio —Davis New York Venture Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e. without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the Lipper Large-Cap Core Funds Index, with a maximum allowable adjustment (increase or decrease) of 0.12% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6466-151 A (10/10)

*	Valid until next update.

Prospectus and Statement of Additional Information (SAI) Supplement Dated October 20, 2010*

Fund Name	Prospectus Form # (date)	SAI Form # (date)
Variable Portfolio —Davis New York Venture Fund	S-6466-99 (4/30/10)	S-6466-20 (4/30/10)

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds (the combined fund family), for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager and sponsor, the Board of Trustees of RiverSource Variable Portfolio —Mid Cap Growth Fund (the Fund) approved, subject to approval by shareholders, an amended investment management services agreement (IMSA) that would eliminate the Fund’s performance incentive adjustment (PIA), which was designed to increase or decrease the Fund’s fees payable under its IMSA based upon the Fund’s performance measured over a rolling period against its reference performance index.

Most funds in the combined fund family do not currently have a PIA, and elimination of the PIA would be consistent with the implementation of standardized fee schedules for similar funds in the combined fund family, based on a consistent pricing model.

Furthermore, effective October 1, 2010, CMIA has agreed that for a transitional period of 6 months (which is equal to half of the Fund’s rolling performance fee calculation period), the Fund will compensate CMIA at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA), regardless of whether the proposal to amend the IMSA to eliminate the PIA (the IMSA Proposal) is ultimately approved by Fund shareholders. Under the current IMSA, the Fund’s fees payable to CMIA may increase or decrease based on the PIA which is computed by comparing the Fund’s performance to the performance of the Lipper Mid-Cap Growth Funds Index, with a maximum allowable adjustment (increase or decrease) of 0.12% of the Fund’s average net assets on an annual basis.

The IMSA Proposal is subject to approval by Fund shareholders at a meeting expected to be held in the first half of 2011. More information about the IMSA Proposal will be included in proxy materials that are currently anticipated to be distributed to shareholders in early 2011. If approved by Fund shareholders, the IMSA Proposal is expected to be effective in the second quarter of 2011.

S-6466-150 A (10/10)

*	Valid until next update.

Statement of Additional Information (SAI) Supplement — Sept. 30, 2010*

Fund	SAI Dated
Columbia Emerging Markets Opportunity Fund	Sept. 27, 2010

Columbia Inflation Protected Securities Fund	Sept. 27, 2010

Columbia Minnesota Tax-Exempt Fund	Sept. 27, 2010

Columbia U.S. Government Mortgage Fund	Sept. 27, 2010

RiverSource Intermediate Tax-Exempt Fund	Sept. 27, 2010

RiverSource Short-Duration U.S. Government Fund	Sept. 27, 2010

RiverSource Tax-Exempt High Income Fund	Sept. 27, 2010

RiverSource Variable Portfolio — Global Inflation Protected Securities Fund	April 30, 2010

RiverSource Variable Portfolio — Short Duration U.S. Government Fund	April 30, 2010

Seligman National Municipal Class	Sept. 27, 2010

Threadneedle Variable Portfolio — Emerging Markets Fund	April 30, 2010

Effective Oct. 1, 2010, Table 19. Portfolio Managers, for Columbia Emerging Markets Opportunity Fund, Columbia Minnesota Tax-Exempt Fund, Columbia U.S. Government Mortgage Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Short Duration U.S. Government Fund, RiverSource Tax-Exempt High Income Fund and Seligman National Municipal Class is revised as follows:

Reporting provided as of fiscal year end, unless otherwise noted:

	Portfolio Manager		Other Accounts Managed (excluding the fund)				Ownership of Fund Shares		Potential Conflicts of Interest	Structure of Compensation
Fund			Number and type of account(a)	Approximate Total Net Assets		Performance Based Accounts(b)

For funds with fiscal period ending May 31
Columbia U.S. Government Mortgage	Jason J. Callan		4 RICs		$1.84 billion	None	None		(2)	(23)
			3 other accounts		$0.34 million

	Tom Heuer		4 RICs		$1.84 billion	None	None
			2 other accounts		$0.40 million

RiverSource Short	Leonard A. Aplet(c)		11 RICs		$2.90 billion	None	None		(3)	(32)
Duration U.S.			8 PIVs		$3.56 billion
Government			85 other accounts		$10.93 billion

	Gregory S. Liechty(c)		1 RICs		$2.48 billion	None	None
			13 other accounts		$71.3 million

	Ronald B. Stahl(c)		11 RICs		$2.90 billion	None	None
			6 PIVs		$785.66 million
			53 other accounts		$3.88 billion

For funds with fiscal period ending July 31
Columbia Inflation	Nicholas Pifer(c)		6 RICs		$4.67 billion	None	None		(2)	(23)
Protected Securities			3 PIVs		$21.58 million
			19 other accounts		$4.99 billion

	Vishal Khanduja		1 RIC		$2.24 billion	None	None
			3 other accounts		$0.09 million

For funds with fiscal period ended August 31
Columbia Minnesota	Catherine Stienstra		10 RICs		$4.18 billion	None	None		(2)	(27)
Tax-Exempt			8 other accounts		$6.35 billion

	Mary Grindland(d)		1 RIC		$67.34 million	None	None

For funds with fiscal period ended September 30
Seligman National	Kimberly Campbell(c)		7 RICs		$3.4 billion	None	None		(3)	(32)
Municipal			18 other accounts		$0.93 million

For funds with fiscal period ended October 31
Columbia Emerging	Threadneedle:
Markets Opportunity	Vanessa Donegan(c)		2 PIVs		$1.96 billion	1 other	None	(e)	(14)	(43)
			6 other accounts		$2.76 billion	($156.61 M)

	Rafael Polatinsky(c)		1 PIV 3 other accounts	$ $	224.26 million 554.09 million	None

For funds with fiscal period ended November 30

RiverSource Intermediate	Brian M. McGreevy	(c)	7 RICs		$4.20 billion	None	None		(3)	(32)
Tax-Exempt			7 other accounts		$640.57 million

RiverSource Tax-Exempt	Kimberly Campbell	(c)	7 RICs		$3.4 billion	None	None		(3)	(32)
High Income			18 other accounts		$0.93 million

(a)	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010
(d)	Portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010
(e)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

The rest of this section remains the same.

Effective Oct. 1, 2010, Table 16. Portfolio Managers, is revised as follows for RiverSource Variable Portfolio — Global Inflation Protected Securities Fund, RiverSource Variable Portfolio — Short Duration U.S. Government Fund and Threadneedle Variable Portfolio — Emerging Markets Fund:

Reporting provided as of Dec. 31, 2009, unless otherwise noted:

	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
Emerging Markets	Threadneedle:
	Vanessa Donegan(d)	2 PIVs	$1.96 billion	1 other	None	(2)	(14)
		6 other accounts	$2.76 billion	($156.61 M)

	Rafael Polatinsky(d)	1 PIV	$224.26 million	None
		3 other accounts	$554.09 million

Global Inflation	Nicholas Pifer	5 RICs	$2.77 billion	None	None	(1)	(12)
Protected		3 PIVs	$30.18 million
Securities		17 other accounts(e)	$4.60 billion

	Vishal Khanduja(f)	1 RIC	$616.18 million	None

	Hong Ho(f)	None	N/A	N/A

Short Duration	Leonard A. Aplet(d)	11 RICs	$2.90 billion	None	None	(10)	(24)
U.S. Government		8 PIVs	$3.56 billion
		85 other accounts	$10.93 billion

	Gregory S. Liechty(d)	1 RICs	$2.48 billion	None
		13 other accounts	$71.3 million

	Ronald B. Stahl(d)	11 RICs	$2.90 billion	None
		6 PIVs	$785.66 million
		53 other accounts	$3.88 billion

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.
(d)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting information is provided as of Aug. 31, 2010.
(e)	Reflects each wrap program sponsor as a single client, rather than counting each participant in the program as a separate client.
(f)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting information is provided as of July 31, 2010.

The rest of this section remains the same.

*Valid until next update.

Statement of Additional Information (SAI) Supplement — June 3, 2010*

Fund (SAI date)	Form #
RiverSource Variable Portfolio — Core Equity Fund (4/30/10, amended and restated 5/1/10)	S-6466-20 AE

RiverSource Variable Portfolio — Dynamic Equity Fund (4/30/10, amended and restated 5/1/10)	S-6466-20 AE

Seligman Common Stock Portfolio (4/30, amended and restated 5/1/10)	N/A

Tri-Continental Corporation (5/1/10)	N/A

Effective July 3, 2010, Gina K. Mourtzinou will no longer be responsible for the day-to-day management of each Fund listed above.

*	Valid until next update.

S-6466-141 A (6/10)

Statement of Additional Information (SAI) Supplement — May 14, 2010*

Fund (SAI date)	Form #
RiverSource Variable Portfolio — Balanced Fund (4/30/10, amended and restated 5/1/10)	S-6466-20 AE

RiverSource Variable Portfolio — Diversified Bond Fund (4/30/10, amended and restated 5/1/10)	S-6466-20 AE

RiverSource Variable Portfolio — High Yield Bond Fund (4/30/10, amended and restated 5/1/10)	S-6466-20 AE

Effective May 27, 2010, Table 16. Portfolio Managers, is revised as follows for the funds listed above:

Reporting provided as of Dec. 31, 2009, unless otherwise noted:

	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares(c)	Potential Conflicts of Interest	Structure of Compensation
Fund		Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
Balanced	Laton Spahr	13 RICs	$14.24 billion
		2 PIVs	$52.00 million
		17 other accounts(d)	$513.21 million

	Steve Schroll	13 RICs	$14.24 billion	8 RICs ($13.68 B)	None	(1)	(10)
		2 PIVs	$52.00 million
		19 other accounts(d)	$513.06 million

	Paul Stocking	13 RICs	$14.24 billion
		2 PIVs	$52.00 million
		20 other accounts(d)	$518.02 million

	Tom Murphy	6 RICs	$10.80 billion	2 RICs ($486.48 M)
		2 PIVs	$729.68 million
		17 other accounts	$12.58 billion

	Colin Lundgren(e)	17 RICs	$1.59 billion	None	None	(1)	(11)
		15 other accounts	$203.49 million

	Jennifer Ponce de	4 RICs	$5.49 billion	None
	Leon(f)	1 PIV	$9.56 million
		28 other accounts	$4.89 billion

Diversified	Tom Murphy	6 RICs	$5.55 billion	3 RICs ($821.26 M)
Bond		2 PIVs	$729.68 million
		17 other accounts	$12.58 billion

	Colin Lundgren(e)	17 RICs	$1.59 billion	None	None	(1)	(11)
		15 other accounts	$203.49 million

	Jennifer Ponce de	4 RICs	$5.49 billion	None
	Leon(f)	1 PIV	$9.56 million
		28 other accounts	$4.89 billion

High Yield	Jennifer Ponce de	4 RICs	$5.49 billion	None
Bond	Leon(f)	1 PIV	$9.56 million
		28 other accounts	$4.89 billion		None	(1)	(11)

	Brian Lavin(f)	2 RICs	$2.92 billion	None
		1 PIV	$9.56 million
		4 other account	$1.78 million

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

(d)	Reflects each wrap program sponsor as a single client, rather than counting each participant in the program as a separate client.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.
(f)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.

The rest of this section remains the same.

*	Valid until next update.

2

Prospectus and Statement of Additional Information (SAI) Supplement — May 14, 2010*

Fund (prospectus date)	Form #	SAI Form # (date)
RiverSource Limited Duration Bond Fund (9/29/09)	S-6265-99 J	S-6500 CJ (4/1/10)
RiverSource Variable Portfolio — Limited Duration Bond Fund (4/14/10)	S-6546-99 A	S-6546-20 A (4/14/10)

Timothy J. Doubek, member of the Investment Grade Credit Sector Team and portfolio manager for the above mentioned Funds, is taking a leave of absence from April 18, 2010 through approximately August 23, 2010. The Funds will continue to be managed by Tom Murphy, portfolio manager and Sector Leader of the Investment Grade Credit Sector Team. His biography appears below:

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Tom Murphy, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Sector Leader of the investment grade credit sector team.

•	Joined RiverSource Investments in 2002.

•	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

•	Began investment career in 1986.

•	MBA, University of Michigan.

S-6265-6 A (5/10)

*	Valid until August 24, 2010.

Statement of Additional Information (SAI) Supplement — May 1, 2010*

For the SAI dated April 30, 2010, amended and restated May 1, 2010 (Form # S-6466-20 AE)

RiverSource Variable Series Trust

RiverSource Variable Portfolio — Balanced Fund

RiverSource Variable Portfolio — Cash Management Fund

RiverSource Variable Portfolio — Core Equity Fund

RiverSource Variable Portfolio — Diversified Bond Fund

RiverSource Variable Portfolio — Diversified Equity Income Fund

RiverSource Variable Portfolio — Dynamic Equity Fund

RiverSource Variable Portfolio — Global Bond Fund

RiverSource Variable Portfolio — Global Inflation Protected Securities Fund

RiverSource Variable Portfolio — High Yield Bond Fund

RiverSource Variable Portfolio — Income Opportunities Fund

RiverSource Variable Portfolio — Mid Cap Growth Fund

RiverSource Variable Portfolio — Mid Cap Value Fund

RiverSource Variable Portfolio — S&P 500 Index Fund

RiverSource Variable Portfolio — Short Duration U.S. Government Fund

Seligman Variable Portfolio — Growth Fund

Seligman Variable Portfolio — Larger-Cap Value Fund

Seligman Variable Portfolio — Smaller-Cap Value Fund

Threadneedle Variable Portfolio — Emerging Markets Fund

Threadneedle Variable Portfolio — International Opportunity Fund

Variable Portfolio — Davis New York Venture Fund

Variable Portfolio — Goldman Sachs Mid Cap Value Fund

Variable Portfolio — Partners Small Cap Value Fund

The above-referenced funds are each a “fund” and collectively the “funds.”

On May 1, 2010, Ameriprise Financial, Inc. (“Ameriprise Financial”), the parent company of RiverSource Investments, LLC, the funds’ investment manager, announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the “Columbia Transaction”).

In connection with the Columbia Transaction, effective May 1, 2010, the funds’ investment manager, principal underwriter and transfer agent will change their names to reflect the new, combined business:

New Company Name	Former Name/Service Provider	Services
Columbia Management Investment Advisers, LLC	RiverSource Investments, LLC	Investment Management Services
Columbia Management Investment Distributors, Inc.	RiverSource Fund Distributors, Inc.	Distribution Services
Columbia Management Investment Services Corp.	RiverSource Service Corporation	Transfer Agent Services

In connection with the Columbia Transaction, the Columbia-branded funds (which does not include the Columbia money market funds) are part of a family of funds that includes the RiverSource, Seligman and Threadneedle funds (collectively, the “Fund Family”). Currently, the Columbia-branded funds do not share the same policies and procedures as the other funds in the Fund Family and, except as described below, may not be exchanged for shares of RiverSource, Seligman or Threadneedle funds. Effective May 1, 2010, the Columbia-branded funds may be exchanged for RiverSource Cash Management Fund (Class A, B, C and Z shares). Please see the prospectus for RiverSource Cash Management Fund for more information.

*	Valid until next update

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2010, amended and restated May 1, 2010

RiverSource Variable Series Trust

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Cash Management Fund

RiverSource Variable Portfolio – Core Equity Fund*

RiverSource Variable Portfolio – Diversified Bond Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Dynamic Equity Fund

RiverSource Variable Portfolio – Global Bond Fund

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

RiverSource Variable Portfolio – High Yield Bond Fund

RiverSource Variable Portfolio – Income Opportunities Fund

RiverSource Variable Portfolio – Mid Cap Growth Fund

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – S&P 500 Index Fund

RiverSource Variable Portfolio – Short Duration U.S. Government Fund

Seligman Variable Portfolio – Growth Fund

Seligman Variable Portfolio – Larger-Cap Value Fund

Seligman Variable Portfolio – Smaller-Cap Value Fund

Threadneedle Variable Portfolio – Emerging Markets Fund

Threadneedle Variable Portfolio – International Opportunity Fund

Variable Portfolio – Davis New York Venture Fund (formerly RiverSource Partners Variable Portfolio – Fundamental Value Fund)

Variable Portfolio – Goldman Sachs Mid Cap Value Fund (formerly RiverSource Partners Variable Portfolio – Select Value Fund)

Variable Portfolio – Partners Small Cap Value Fund (formerly RiverSource Partners Variable Portfolio – Small Cap Value Fund)

*	This Fund is closed to new investors.

Each fund, other than RiverSource Variable Portfolio – Core Equity Fund, may offer Class 1, Class 2 and Class 3 shares, with the exception of RiverSource Variable Portfolio – Balanced Fund and RiverSource Variable Portfolio – S&P 500 Index Fund, which only offer Class 3, to separate accounts (Accounts) funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by RiverSource Fund Distributors, Inc. (the distributor). RiverSource Variable Portfolio – Core Equity Fund offers a single class of shares.

This is the Statement of Additional Information (“SAI”) for each of the funds listed above. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus dated May 1, 2010.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to Shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary or write to the RiverSource Family of Funds, which includes RiverSource funds, Seligman funds and Threadneedle funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474 or call 1 (800) 221-2450.

Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, RiverSource Investments, LLC (the “investment manager” or “RiverSource Investments”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following page.

List of Tables

RiverSource Variable Portfolio – Statement of Additional Information – April 30, 2010

Throughout this SAI, the funds are referred to as follows:

RiverSource Variable Portfolio – Balanced Fund (Balanced)

RiverSource Variable Portfolio – Cash Management Fund (Cash Management)

RiverSource Variable Portfolio – Core Equity Fund (Core Equity)

RiverSource Variable Portfolio – Diversified Bond Fund (Diversified Bond)

RiverSource Variable Portfolio – Diversified Equity Income Fund (Diversified Equity Income)

RiverSource Variable Portfolio – Dynamic Equity Fund (Dynamic Equity)

RiverSource Variable Portfolio – Global Bond Fund (Global Bond)

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund (Global Inflation Protected Securities)

RiverSource Variable Portfolio – High Yield Bond Fund (High Yield Bond)

RiverSource Variable Portfolio – Income Opportunities Fund (Income Opportunities)

RiverSource Variable Portfolio – Mid Cap Growth Fund (Mid Cap Growth)

RiverSource Variable Portfolio – Mid Cap Value Fund (Mid Cap Value)

RiverSource Variable Portfolio – S&P 500 Index Fund (S&P 500 Index)

RiverSource Variable Portfolio – Short Duration U.S. Government Fund (Short Duration U.S. Government)

Seligman Variable Portfolio – Growth Fund (Growth)

Seligman Variable Portfolio – Larger-Cap Value Fund (Larger-Cap Value)

Seligman Variable Portfolio – Smaller-Cap Value Fund (Smaller-Cap Value)

Threadneedle Variable Portfolio – Emerging Markets Fund (Emerging Markets)

Threadneedle Variable Portfolio – International Opportunity Fund (International Opportunity)

Variable Portfolio – Davis New York Venture Fund (Davis New York Venture)

Variable Portfolio – Goldman Sachs Mid Cap Value Fund (Goldman Sachs Mid Cap Value)

Variable Portfolio – Partners Small Cap Value Fund (Partners Small Cap Value)

The table that follows lists each fund’s fiscal year end and investment category. The information can be used to identify groups of funds that are referenced throughout this SAI.

Table 1. Fund Fiscal Year Ends and Investment Categories

Fund	Fiscal Year End	Fund Investment Category
Balanced	December 31	Balanced
Cash Management	December 31	Money market
Core Equity	December 31	Equity
Davis New York Venture	December 31	Equity
Diversified Bond	December 31	Fixed Income
Diversified Equity Income	December 31	Equity
Dynamic Equity	December 31	Equity
Emerging Markets	December 31	Equity
Global Bond	December 31	Fixed Income
Global Inflation Protected Securities	December 31	Fixed Income
Goldman Sachs Mid Cap Value	December 31	Equity
Growth	December 31	Equity
High Yield Bond	December 31	Fixed Income
Income Opportunities	December 31	Fixed Income
International Opportunity	December 31	Equity
Larger-Cap Value	December 31	Equity
Mid Cap Growth	December 31	Equity
Mid Cap Value	December 31	Equity
Partners Small Cap Value	December 31	Equity
S&P 500 Index	December 31	Equity
Short Duration U.S. Government	December 31	Fixed Income
Smaller-Cap Value	December 31	Equity

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

For each fund, the fund will not:

•

Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

•

Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements.

•

Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

•	Issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

For each fund except Cash Management, the fund will not:

•

Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

Additionally for Cash Management, the fund will not:

•	Buy on margin or sell short or deal in options to buy or sell securities.

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

•

Intentionally invest more than 25% of the fund’s assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

In addition to the policies described above and any fundamental policies described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

The fund will not:

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer
Balanced	A1	B1	C1	D1
Cash Management	A2	—	C1	D1
Core Equity	A1	B1	C1	D1
Diversified Bond	A1	B1	C1	D1
Diversified Equity Income	A1	B1	C1	D1
Dynamic Equity	A1	B1	C1	D1
Davis New York Venture	A1	B2	C1	D1
Emerging Markets	A1	B1	C1	D1
Global Bond	A1	B1	C1	D1
Global Inflation Protected Securities	A1	B1	—	—
Goldman Sachs Mid Cap Value	A1	B2	C1	D1
Growth	A1	B1	C1	D1
High Yield Bond	A1	B1	C1	D1
Income Opportunities	A1	B1	C1	D1
International Opportunity	A1	B1	C1	D1
Larger-Cap Value	A1	B2	C1	D1
Mid Cap Growth	A1	B1	C1	D1
Mid Cap Value	A1	B1	C1	D1
Partners Small Cap Value	A1	B2	C1	D1
S&P 500 Index	A1	B1	C1	D1
Short Duration U.S. Government	A1	B1	C1	D1
Smaller-Cap Value	A1	B1	C1	D1

A. Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

C. Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation.

D. Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For Cash Management:

•	No more than 10% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds EXCEPT Cash Management, Emerging Markets, Global Bond, Global Inflation Protected Securities, International Opportunity and S&P 500 Index:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment Strategy	Balanced	Equity	Fixed Income	Money Market
Agency and government securities	•	•	•	•
Borrowing	•	•	•	•
Cash/money market instruments	•	•	•	•
Collateralized bond obligations	•	•	•	—
Commercial paper	•	•	•	•
Common stock	•	•	• A	—
Convertible securities	•	•	•	—
Corporate bonds	•	•	•	B
Debt obligations	•	•	•	•
Depositary receipts	•	•	• C	—
Derivative instruments (including options and futures)	•	•	•	—
Exchange-traded funds	•	•	•	—
Floating rate loans	•	—	•	—
Foreign currency transactions	•	•	•	—
Foreign securities	•	•	•	•
Funding agreements	•	•	•	•
High yield debt securities (junk bonds)	•	•	•	—
Illiquid and restricted securities	•	•	•	•
Indexed securities	•	•	•	—
Inflation protected securities	•	•	•	—
Initial Public Offerings (IPOs)	•	•	•	•
Inverse floaters	•	D	•	—
Investment companies	•	•	•	•
Lending of portfolio securities	•	•	•	•
Loan participations	•	•	•	—
Mortgage- and asset-backed securities	•	• E	•	•
Mortgage dollar rolls	•	F	•	—
Municipal obligations	•	•	•	•
Pay-in-kind securities	•	•	•	—
Preferred stock	•	•	G	—
Real estate investment trusts	•	•	•	—
Repurchase agreements	•	•	•	•
Reverse repurchase agreements	•	•	•	•
Short sales	H	H	H	—
Sovereign debt	•	•	•	•
Structured investments	•	•	•	—
Swap agreements	•	•	•	—
Variable- or floating-rate securities	•	•	•	•
Warrants	•	•	•	—
When-issued securities and forward commitments	•	•	•	—
Zero-coupon and step-coupon securities	•	•	•	•

A.	The following funds are not authorized to invest in common stock: Short Duration U.S. Government.
B.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.
C.	The following funds are not authorized to invest in depositary receipts: Short Duration U.S. Government.
D.	The following funds are authorized to invest in inverse floaters: Dynamic Equity.
E.	The following funds are not authorized to invest in mortgage- and asset-backed securities: S&P 500 Index and Small Cap Advantage.

F.	The following funds are authorized to invest in mortgage dollar rolls: Core Equity and Dynamic Equity.
G.	The following funds are not authorized to invest in preferred stock: Short Duration U.S. Government.
H.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Confidential Information Access Risk. In managing the fund, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult or impossible.

Risks of Foreign/Emerging Markets Investing. Foreign securities are defined as securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

Highly Leveraged Transactions Risk. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Industry Concentration Risk. Investments that are concentrated in a particular issuer will make the fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate charges also may increase payments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the fund to underperform other mutual funds if that style falls out of favor with the market.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Agency and Government Securities

The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

*	On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Borrowing Risk and Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The fund’s ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percentage of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

The funds may also invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations.

The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis, New York and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, New York and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2009	2008	2007
Balanced	$869,205	$1,121,735	$912,635
Cash Management	0	0	0
Core Equity	200,188	710,273	753,584
Davis New York Venture	1,048,521	519,727	257,751
Diversified Bond	153,986	126,605	113,273
Diversified Equity Income	3,510,488	2,994,258	2,052,277
Dynamic Equity	1,620,965	5,889,997	6,387,054
Emerging Markets	4,519,114	4,969,369	3,753,339
Global Bond	16,557	34,295	37,446
Global Inflation Protected Securities	36,910	13,433	9,306
Goldman Sachs Mid Cap Value	31,061	41,852	46,356
Growth	1,037,696	2,182,611	2,264,159
High Yield Bond	0	0	0
Income Opportunities	0	0	0
International Opportunity	1,163,590	1,304,080	2,579,729
Larger-Cap Value	6,433	24,071	19,008
Mid Cap Growth	1,517,464	1,087,495	1,641,439
Mid Cap Value	339,159	410,260	462,435
Partners Small Cap Value	1,776,716	2,216,055	1,707,424
S&P 500 Index	116,758	25,248	9,899
Short Duration U.S. Government	16,834	19,489	22,532
Smaller-Cap Value	38,672	1,129,041	886,355

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage Directed for Research*
	Amount of Transactions	Amount of Commissions Imputed or Paid	Turnover Rates
Fund	2009	2009	2009		2008
Balanced	$131,748,009	$161,268	208%		131%
Cash Management	0	0	N/A		N/A
Core Equity	15,677,838	17,197	76		103
Davis New York Venture	0	0	21		18
Diversified Bond	0	0	434	(a)	231
Diversified Equity Income	736,525,800	961,457	49		41
Dynamic Equity	126,947,864	152,264	70		109
Emerging Markets	1,676,298,331	3,968,007	145		140
Global Bond	0	0	77		62
Global Inflation Protected Securities	0	0	135		54
Goldman Sachs Mid Cap Value	1,632,255	4,771	99		96
Growth	61,705,001	98,506	152		150
High Yield Bond	0	0	102		58
Income Opportunities	0	0	70		76
International Opportunity	743,747,676	1,053,413	90		61
Larger-Cap Value	279,247	158	16		75
Mid Cap Growth	250,180,183	426,563	126		70
Mid Cap Value	31,881,125	53,493	39		47
Partners Small Cap Value	220,917,863	418,603	58		76
S&P 500 Index	9,262,292	7,292	31		4
Short Duration U.S. Government	0	0	428	(a)	314
Smaller-Cap Value	341,373	756	6		269

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but because these are bundled commissions for which the research portion is not distinguishable from the execution portion, their amounts have not been included in the table.
(a)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
Balanced	Bear Stearns Adjustable Rate Mtge Trust	$1,328,919
	Bear Stearns Commercial Mtge Securities	1,419,032
	ChaseFlex Trust	1,406,712
	Citigroup	1,588,544
	Citigroup Commercial Mtge Trust	603,611
	Citigroup/Deutsche Bank Commercial Mtge Trust	793,069
	CS First Boston Mtge Securities	871,948
	Goldman Sachs Group	10,252,471
	GS Mortgage Securities II	1,892,219
	JPMorgan Chase & Co.	13,182,475
	JPMorgan Chase Commercial Mtge Securities	4,312,198
	LB-UBS Commercial Mtge Trust	2,947,387
	Lehman Brothers Holdings*	259,375
	Merrill Lynch Mtge Trust	300,282
	Morgan Stanley	6,431,318
	Morgan Stanley Capital I	2,706,839
Cash Management	Citigroup Funding	11,999,349
Core Equity	Citigroup	1,238,774
	Franklin Resources	574,790
	Goldman Sachs Group	5,179,841
	JPMorgan Chase & Co.	1,063,043
	Morgan Stanley	1,866,664
	PNC Financial Services Group	1,649,529
Davis New York Venture	Goldman Sachs Group	11,913,350
	JPMorgan Chase & Co.	50,204,849
Diversified Bond	Bear Stearns Adjustable Rate Mtge Trust	5,189,110
	Bear Stearns Commercial Mtge Securities	20,172,349
	Bear Stearns Asset Backed Securities Trust	6,826,488
	ChaseFlex Trust	200,959
	Citigroup	27,326,989
	Citigroup Commercial Mtge Trust	3,706,174
	Citigroup/Deutsche Bank Commercial Mtge Trust	2,021,046
	Citigroup Mortgage Loan Trust	14,227,235
	Citigroup Mtge Loan Trust	18,744,548
	Credit Suisse Mortgage Capital Ctfs	12,294,401
	CS First Boston Mtge Securities	52,016,362
	GS Mtge Securities II	13,146,458
	JPMorgan Chase Commercial Mtge Securities	76,094,828
	JPMorgan Mtge Trust	4,541,936
	JP Morgan Reremic	7,699,618
	LB-UBS Commercial Mtge Trust	23,980,662
	Lehman Brothers Holdings*	2,916,413
	Merrill Lynch Mtge Trust	2,746,478
	Morgan Stanley	17,517,341
	Morgan Stanley Capital I	17,369,233
	Morgan Stanley Home Equity Loan Trust	7,046,225
	Morgan Stanley Mtge Loan Trust	145,914
Diversified Equity Income	Goldman Sachs Group	$36,566,861
	JPMorgan Chase & Co.	65,851,851

	Morgan Stanley	27,607,002
Dynamic Equity	Citigroup	8,902,444
	Franklin Resources	3,986,549
	Goldman Sachs Group	35,928,139
	Knight Capital Group Cl A	178,409
	Morgan Stanley	12,903,942
	optionsXpress Holdings	85,222
	PNC Financial Services Group	11,854,417
	Stifel Financial	225,882
Emerging Markets	None	N/A
Global Bond	Bear Stearns Commercial Mtge Securities	125,949
	Citigroup	3,282,282
	Citigroup Commercial Mtge Trust	152,068
	Citigroup/Deutsche Bank Commercial Mtge Trust	1,100,063
	CS First Boston Mtge Securities	5,552,115
	Goldman Sachs Group	1,776,677
	GS Mortgage Securities II	2,146,806
	JPMorgan Chase Commercial Mtge Securities	12,687,323
	LB-UBS Commercial Mtge Trust	1,568,810
	Lehman Brothers Holdings*	524,975
	Merrill Lynch & Co.	1,141,069
	Morgan Stanley	7,292,098
	Morgan Stanley Capital I	1,482,469
Global Inflation Protected Securities	Morgan Stanley Home Equity Loan Trust	1,432,845
Goldman Sachs Mid Cap Value	Stifel Financial	127,366
Growth	Goldman Sachs Group	1,381,618
High Yield Bond	Lehman Brothers Holdings*	798,975
Income Opportunities	None	N/A
International Opportunity	Credit Suisse Group	8,693,605
Larger-Cap Value	JPMorgan Chase & Co.	375,030
	Morgan Stanley	384,800
Mid Cap Growth	E*Trade Financial	2,906,532
	Legg Mason	1,541,086
Mid Cap Value	None	N/A
Partners Small Cap Value	Investment Technology Group	1,014,550
	Knight Capital Group Cl A	1,051,050
	Stifel Financial	1,265,959
S&P 500 Index	Ameriprise Financial	259,900
	Charles Schwab	344,105
	Citigroup	1,499,208
	E*Trade Financial	72,678
	Franklin Resources	400,435
	Goldman Sachs Group	1,964,115
	JPMorgan Chase & Co.	3,674,294
	Legg Mason	85,383
	Morgan Stanley	942,404
	PNC Financial Services Group	593,148
Short Duration U.S. Government	Bear Stearns Asset Backed Securities Trust	688,849
	Citigroup Commercial Mtge Trust	760,342
	Citigroup Mtge Loan Trust	$2,267,168
	Jefferies & Co.	718,104
	Morgan Stanley Capital I	1,354,604
	Morgan Stanley Mtge Loan Trust	729,571
	Morgan Stanley Home Equity Loan Trust	899,040
Smaller-Cap Value	None	N/A

*	Subsequent to Aug. 31, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager is contained in the following table.

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

	Broker	Nature of affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund			2009			2008	2007
Balanced	None	—	—	—	—	$0	$0
Cash Management	None	—	—	—	—	0	0
Core Equity	None	—	—	—	—	0	0
Davis New York Ventures	None	—	—	—	—	0	0
Diversified Bond	None	—	—	—	—	0	0
Diversified Equity Income	None	—	—	—	—	0	0
Dynamic Equity	None	—	—	—	—	0	0
Emerging Markets	None	—	—	—	—	0	0
Global Bond	None	—	—	—	—	0	0
Global Inflation Protected Securities	None	—	—	—	—	0	0
Goldman Sachs Mid Cap Value	Gabelli Company	(1)	0	—	—	0	112
Growth	None	—	—	—	—	0	0
High Yield Bond	None	—	—	—	—	0	0
Income Opportunities	None	—	—	—	—	0	0
International Opportunity	None	—	—	—	—	0	0
Larger-Cap Value	None	—	—	—	—	$0	$0
Mid Cap Growth	None	—	—	—	—	0	0
Mid Cap Value	None	—	—	—	—	0	0
Partners Small Cap Value	None	—	—	—	—	0	0
S&P 500 Index	None	—	—	—	—	0	0
Short Duration U.S. Government	None	—	—	—	—	0	0
Smaller-Cap Value	None	—	—	—	—	0	0

(1)	Affiliate of GAMCO Asset Management, Inc., a former subadviser, terminated Sept. 29, 2006.

(2)	Affiliate of Goldman Sachs Management L.P., a former subadviser, terminated April 24, 2006.

(3)	Affiliate of Royce & Associates, LLC., a former subadviser, terminated April 24, 2006.

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. All expenses of a fund, including the management fee, administrative services fee and distribution fees, as applicable, are accrued daily and taken into account for purposes of determining NAV.

Table 8. Valuing Fund Shares

Fund	Net assets	Shares outstanding	Net asset value of one share
Balanced	$1,016,393,614	82,704,084	$12.29
Cash Management	959,022,241	961,242,646	1.00
Core Equity	186,836,401	28,516,187	6.55
Davis New York Venture	2,022,695,506	225,805,975	8.96
Diversified Bond	5,577,210,376	518,273,146	10.76
Diversified Equity Income	3,857,316,519	342,197,091	11.27
Dynamic Equity	1,393,213,480	84,616,864	16.46
Emerging Markets	911,711,066	59,977,772	15.20
Global Bond	1,676,096,719	145,779,078	11.50
Global Inflation Protected Securities	2,348,120,313	249,715,850	9.40
Goldman Sachs Mid Cap Value	13,937,856	1,519,248	9.17
Growth	240,403,628	41,299,711	5.82
High Yield Bond	727,044,732	108,414,334	6.71
Income Opportunities	2,003,909,235	187,059,667	10.71
International Opportunity	561,691,365	52,171,704	10.77
Larger-Cap Value	14,841,031	1,785,086	8.31
Mid Cap Growth	380,077,996	33,032,900	11.51
Mid Cap Value	242,389,912	27,121,003	8.94
Partners Small Cap Value	1,321,825,607	107,785,798	12.26
S&P 500 Index	220,256,979	29,342,785	7.51
Short Duration U.S. Government	519,207,946	51,057,516	10.17
Smaller-Cap Value	78,894,754	8,691,113	9.08

For Funds other than Money Markets Funds. In determining net assets before shareholder transactions, a fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the “Exchange”):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the name of each portfolio security, number of shares held by the fund, value of the security and the security’s percentage of the market value of the fund’s portfolio as of month-end.

•

For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security’s percentage of the market value of the fund’s portfolio as of calendar quarter-end.

•

For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC’s website within sixty (60) days of the end of a fund’s fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percent of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the websites (riversource.com/funds for RiverSource and Threadneedle funds and seligman.com for Seligman funds), approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, sub-custodians, the funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by each fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements:

In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Identity of Recipient	Conditions/restrictions on use of information	Frequency of disclosure
Bitlathe	Website support for fund performance disclosure	Monthly
BlackRock, Inc.	For providing trading operations and portfolio management support.	Daily
Bloomberg, L.P.	For independent research of funds. Sent monthly, approximately 30 days after month end.	Monthly
Bowne & Co.	For printing of proxies and annual updates to prospectuses and SAIs.	As needed
Cenveo, Inc.	For printing of prospectuses, supplements, SAIs and shareholder reports.	As needed
Factset Research Systems	For provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	For evaluation and assessment of trading activity, execution and practices by the investment manager.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities	Daily
Morningstar, Inc.	For independent research and ranking of funds. Sent monthly, approximately 25 days after month end.	Monthly
RiskMetrics Group (formerly Institutional Shareholder Services)	Proxy voting administration and research on proxy matters.	Daily
Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (as defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the RiverSource funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

Investing in a Fund

Purchasing Shares

As a contract owner or participant in a Qualified Plan, you may not buy (nor will you own) shares of the Funds directly. You invest by buying a Contract or contributing to a Qualified Plan and making allocations to one or more Funds. Your purchase price will be the next NAV calculated after your request is received in good order by the Fund, a participating insurance company or Qualified Plan sponsor.

If you own a Contract or participate in a Qualified Plan, see your Contract prospectus or Qualified Plan disclosure documents for further information concerning allocations to the Funds, minimum and maximum payments and submission and acceptance of your application.

Transferring/Selling Shares

There is no sales charge associated with the purchase of fund shares, but there may be charges associated with the surrender or withdrawal of your annuity contract or life insurance policy. Any charges that apply to your Contract are described in your annuity contract or life insurance policy prospectus.

You may transfer all or part of your value in your Account investing in shares of the fund to one or more of the other Accounts investing in shares of other funds with different investment objectives.

You may provide instructions to sell any shares you have allocated to your Account. Proceeds will be mailed within seven days after your surrender or withdrawal request is accepted by an authorized agent. The amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the fund or an authorized insurance company.

A fund will sell any shares presented by the shareholders Accounts of participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the distributor for sale. The policies on when or whether to buy or sell shares are described in your annuity or life insurance prospectus or Qualified Plan disclosure documents.

During an emergency the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of a fund to sell shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all contract owners.

REJECTION OF BUSINESS

Each fund and the distributor of the fund reserve the right to reject any business, in their sole discretion.

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Table 9. Capital Loss Carryover

Fund	Total capital loss carryovers	Amount expiring in 2010	Amount expiring in 2011	Amount expiring in 2012	Amount expiring in 2013	Amount expiring in 2014	Amount expiring in 2015	Amount expiring in 2016	Amount expiring in 2017	Amount expiring in 2018
Balanced	$0	—	—	—	—	—	—	—	—	—
Cash Management	$2,605,753	$0	$0	$0	$150	$0	$1,337	$282,517	$2,314,644	$7,105
Core Equity	$0	—	—	—	—	—	—	—	—	—
Davis New York Venture	$0	—	—	—	—	—	—	—	—	—
Diversified Bond	$178,532,219	$15,651,824	$4,231,263	$0	$7,658,240	$0	$0	$0	$148,201,528	$2,789,364
Diversified Equity Income	$0	—	—	—	—	—	—	—	—	—
Dynamic Equity	$0	—	—	—	—	—	—	—	—	—
Emerging Markets	$134,805,438	$0	$0	$0	$0	$0	$0	$113,436,613	$20,721,932	$646,893
Global Bond	$5,799,019	$0	$0	$0	$0	$0	$0	$1,831,824	$3,967,195	$0
Global Inflation Protected Securities	$1,939,295	$0	$0	$0	$0	$0	$0	$0	$0	$1,939,295
Goldman Sachs Mid Cap Value	$0	—	—	—	—	—	—	—	—	—
Growth	$0	—	—	—	—	—	—	—	—	—
High Yield Bond	$252,118,480	$106,316,242	$0	$0	$760,493	$0	$0	$72,914,336	$72,127,409	$0
Income Opportunities	$76,483,626	$0	$0	$0	$0	$0	$1,606,700	$45,189,910	$29,687,016	$0
International Opportunity	$291,142,141	$90,583,079	$21,881,478	$0	$0	$0	$0	$28,239,702	$148,996,565	$1,441,317
Larger-Cap Value	$0	—	—	—	—	—	—	—	—	—
Mid Cap Growth	$0	—	—	—	—	—	—	—	—	—
Mid Cap Value	$0	—	—	—	—	—	—	—	—	—
Partners Small Cap Value	$0	—	—	—	—	—	—	—	—	—
S&P 500 Index	$0	—	—	—	—	—	—	—	—	—
Short Duration U.S. Government	$21,344,123	$0	$0	$275,317	$3,894,750	$3,130,115	$0	$0	$13,312,436	$731,505
Smaller-Cap Value	$0	—	—	—	—	—	—	—	—	—

Taxes

Each Fund other than RiverSource Variable Portfolio — Cash Management Fund, RiverSource Variable Portfolio — Core Bond Fund, RiverSource Variable Portfolio — Diversified Bond Fund, RiverSource Variable Portfolio — Emerging Markets Fund, RiverSource Variable Portfolio — Global Bond Fund, RiverSource Variable Portfolio — Global Inflation Protected Securities Fund, RiverSource Variable Portfolio — High Yield Bond Fund, RiverSource Variable Portfolio — Income Opportunities Fund, RiverSource Variable Portfolio — International Opportunity Fund and RiverSource Variable Portfolio — Short Duration U.S. Government Fund (the “non-RIC Funds”) intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).

To qualify as a RIC, the fund must distribute, for its taxable year, at least 90% of its investment company taxable income plus at least 90% of its net tax-exempt income. The RIC funds intend to distribute 100% of all net income, including net capital gain, to avoid federal income tax. The Funds intend to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements in order for participating insurance companies and their “separate accounts” which hold shares in the Fund to qualify for special tax treatment described below. Under a Section 817(h) safe harbor for separate accounts, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships. If no more than 55% of the assets of the funds are invested in cash, cash items, government securities and securities of other regulated investment companies, the subchapter M diversification requirement will also satisfy the Section 817(h) requirement. If the safe harbor cannot be utilized, the assets of the fund must meet the following requirement. No more than 55% of the value of total assets can be invested in one security, no more than 70% of the value of total assets can be invested in two securities, no more than 80% of the value of total assets can be invested in three securities, and no more than 90% of the value of total assets can be invested in four securities.

Under federal tax law, by the end of a calendar year a fund that is a RIC must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. Such a fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each Fund other than the non-RIC Funds intends to comply with this federal tax law related to annual distributions and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses (i.e. certain foreign currency gains and losses) are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

Each non-RIC Fund other than the RiverSource Variable Portfolio — Core Equity Fund will be treated as a partnership for federal income purposes. A partnership is not subject to U.S. federal income tax itself, although it must file an annual information return. Rather, each partner of a partnership, in computing its federal income tax liability for a taxable year, is required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction or credit for the taxable year of the Fund ending within or with the taxable year of the partner, regardless of whether such partner has received or will receive corresponding distributions from the Fund.

The RiverSource Variable Portfolio — Core Equity Fund will be treated as an entity disregarded from its owner for federal income tax purposes (a so-called “disregarded entity”). A disregarded entity itself is not subject to U.S. federal income tax nor to any annual tax return filing requirements.

The non-RIC Funds will not need to make distributions to their shareholders to preserve their tax status. For purposes of the latter diversification requirement, the Fund’s beneficial interest in a regulated investment company, a real estate investment trust, a partnership or a grantor trust will not be treated as a single investment of a segregated asset account if the Fund meets certain requirements related to its ownership and access. Instead, a pro rata portion of each asset of the investment company, partnership, or trust will be treated as an asset of the segregated asset account. The Funds intend to meet such requirements.

The Funds other than the non-RIC Funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). To avoid taxation, a Fund may make an election to mark to market its PFIC stock. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. The partners or owners in non-RIC Funds may similarly be subject to U.S. taxes resulting from holdings in a PFIC. To the extent possible, such non-RIC Funds may similarly make an election to mark to market any PFIC stock.

Income earned by a Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

Service Providers

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreement, the investment manager, subject to the policies set by the Board, provides investment management services.

For its services, the investment manager is paid a monthly fee based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 10. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Daily rate on last day of most recent fiscal period
Balanced	First $1.0	0.530%	0.530%
	Next 1.0	0.505
	Next 1.0	0.480
	Next 3.0	0.455
	Next 1.5	0.430
	Next 2.5	0.410
	Next 5.0	0.390
	Next 9.0	0.370
	Over 24.0	0.350
Cash Management	First $1.0	0.330	0.330%
	Next 0.5	0.313
	Next 0.5	0.295
	Next 0.5	0.278
	Next 2.5	0.260
	Next 1.0	0.240
	Next 1.5	0.220
	Next 1.5	0.215
	Next 1.0	0.190
	Next 5.0	0.180
	Next 5.0	0.170
	Next 4.0	0.160
	Over 24.0	0.150
Diversified Bond	First $1.0	0.480	0.432%
	Next 1.0	0.455
	Next 1.0	0.430
	Next 3.0	0.405
	Next 1.5	0.380
	Next 1.5	0.365
	Next 1.0	0.360
	Next 5.0	0.350
	Next 5.0	0.340
	Next 4.0	0.330
	Next 26.0	0.310
	Over 50.0	0.290
Core Equity	All	0.400	0.400%
Davis New York Venture	First $0.5	0.730	0.698%
	Next 0.5	0.705
	Next 1.0	0.680
	Next 1.0	0.655

	Next 3.0	0.630
	Over 6.0	0.600
Diversified Equity Income	First $1.0	0.600	Diversified Equity Income – 0.564%
Dynamic Equity	Next 1.0	0.575	Dynamic Equity – 0.593%
Growth	Next 1.0	0.550	Growth – 0.600%
Larger-Cap Value	Next 3.0	0.525	Larger-Cap Value – 0.600%
	Next 1.5	0.500
	Next 2.5	0.485
	Next 5.0	0.470
	Next 5.0	0.450
	Next 4.0	0.425
	Next 26.0	0.400
	Over 50.0	0.375
Emerging Markets	First $0.25	1.100	1.073%
	Next 0.25	1.080
	Next 0.25	1.060
	Next 0.25	1.040
	Next 1.0	1.020
	Next 5.5	1.000
	Next 2.5	0.985
	Next 5.0	0.970
	Next 5.0	0.960
	Next 4.0	0.935
	Next 26.0	0.920
	Over 50.0	0.900
Global Bond	First $0.25	0.720	0.657%
	Next 0.25	0.695
	Next 0.25	0.670
	Next 0.25	0.645
	Next 6.5	0.620
	Next 2.5	0.605
	Next 5.0	0.590
	Next 5.0	0.580
	Next 4.0	0.560
	Next 26.0	0.540
	Over 50.0	0.520
Global Inflation Protected Securities	First $1.0	0.440	0.422%
	Next 1.0	0.415
	Next 1.0	0.390
	Next 3.0	0.365
	Next 1.5	0.340
	Next 1.5	0.325
	Next 1.0	0.320
	Next 5.0	0.310
	Next 5.0	0.300
	Next 4.0	0.290
	Next 26.0	0.270
	Over 50.0	0.250
Goldman Sachs Mid Cap Value	First $0.50	0.780	0.780%
	Next 0.50	0.755
	Next 1.00	0.730
	Next 1.00	0.705
	Next 3.00	0.680
	Over 6.00	0.650
High Yield Bond	First $1.0	0.590	0.590%
	Next 1.0	0.565
	Next 1.0	0.540

	Next 3.0	0.515
	Next 1.5	0.490
	Next 1.5	0.475
	Next 1.0	0.450
	Next 5.0	0.435
	Next 5.0	0.425
	Next 4.0	0.400
	Next 26.0	0.385
	Over 50.0	0.360
Income Opportunities	First $1.0	0.610	0.597%
	Next 1.0	0.585
	Next 1.0	0.560
	Next 3.0	0.535
	Next 1.5	0.510
	Next 1.5	0.495
	Next 1.0	0.470
	Next 5.0	0.455
	Next 5.0	0.445
	Next 4.0	0.420
	Next 26.0	0.405
	Over 50.0	0.380
International Opportunity	First $0.25	0.800	0.783%
	Next 0.25	0.775
	Next 0.25	0.750
	Next 0.25	0.725
	Next 1.0	0.700
	Next 5.5	0.675
	Next 2.5	0.660
	Next 5.0	0.645
	Next 5.0	0.635
	Next 4.0	0.610
	Next 26.0	0.600
	Over 50.0	0.570
Mid Cap Growth	First $1.0	0.700	0.700%
Mid Cap Value	Next 1.0	0.675
	Next 1.0	0.650
	Next 3.0	0.625
	Next 1.5	0.600
	Next 2.5	0.575
	Next 5.0	0.550
	Next 9.0	0.525
	Next 26.0	0.500
	Over 50.0	0.475
Partners Small Cap Value	First $0.25	0.970	0.917%
	Next 0.25	0.945
	Next 0.25	0.920
	Next 0.25	0.895
	Over 1.00	0.870
S&P 500 Index	First $1.0	0.220	0.220%
	Next 1.0	0.210
	Next 1.0	0.200
	Next 4.5	0.190
	Next 2.5	0.180
	Next 5.0	0.170
	Next 9.0	0.160
	Next 26.0	0.140
	Over 50.0	0.120

Short Duration U.S. Government	First $1.0	0.480	0.480%
	Next 1.0	0.455
	Next 1.0	0.430
	Next 3.0	0.405
	Next 1.5	0.380
	Next 1.5	0.365
	Next 1.0	0.340
	Next 5.0	0.325
	Next 5.0	0.315
	Next 4.0	0.290
	Next 26.0	0.275
	Over 50.0	0.250
Smaller-Cap Value	First $0.25	0.790	0.790%
	Next 0.25	0.765
	Next 0.25	0.740
	Next 0.25	0.715
	Next 1.00	0.690
	Over 2.00	0.665

Under the agreement, the management fee is paid monthly. For all funds other than Core Equity, under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by a fund, approved by the Board. For Core Equity, under the agreement, the fund also pays brokerage commissions and expenses properly payable by the fund, approved by the Board.

For Balanced and Equity Funds, except for Core Equity and S&P 500 Index, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table.

Table 11. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Balanced	Lipper Balanced Funds Index	$(713,641)
Davis New York Venture	Lipper Large-Cap Core Funds Index	(398,999)
Diversified Equity Income	Lipper Equity Income Funds Index	(2,265,646)
Dynamic Equity	Lipper Large-Cap Core Funds Index	(1,912,717)
Emerging Markets	Lipper Emerging Markets Funds Index	(7,088)
Goldman Sachs Mid Cap Value	Lipper Mid-Cap Value Funds Index	3,589
Growth	Lipper Large-Cap Growth Funds Index	(191,672)
International Opportunity	Lipper International Large-Cap Core Funds Index	346,649
Larger-Cap Value	Lipper Large-Cap Value Funds Index	772
Mid Cap Growth	Lipper Mid-Cap Growth Funds Index	313,533
Mid Cap Value	Lipper Mid-Cap Value Funds Index	(284,507)
Partners Small Cap Value	Lipper Small-Cap Value Funds Index	623,579
Smaller-Cap Value	Lipper Small-Cap Core Funds Index	3,613

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class 3 share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table. The table is organized by fund category. You can find your fund’s category in Table 1.

Table 12. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate

0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA, a fund’s performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates.

Table 13. Management Fees and Nonadvisory Expenses

	Management Fees			Nonadvisory Expenses
Fund	2009	2008	2007	2009	2008	2007
Balanced	$4,358,029	$5,660,193	$10,207,597	$328,336	$603,763	$702,148
Cash Management	4,260,259	4,822,786	3,948,685	(1,328,379)	756,032	434,267
Core Equity	663,143	1,093,082	1,642,137	7,357	64	10
Davis New York Venture	9,259,332	6,684,742	4,175,080	320,167	154,845	292,709
Diversified Bond	21,852,431	20,594,612	15,781,102	1,391,946	1,723,001	1,465,620
Diversified Equity Income	15,923,618	20,576,046	23,103,173	684,469	1,187,136	1,305,345
Dynamic Equity	5,645,020	9,714,186	20,273,195	281,599	929,172	1,446,945
Emerging Markets	8,659,092	9,687,546	8,164,229	675,903	1,701,303	876,161
Global Bond	9,958,933	9,713,843	6,973,229	586,488	746,219	622,142
Global Inflation Protected Securities	6,733,638	4,287,772	3,236,715	445,545	274,409	195,305
Goldman Sachs Mid Cap Value	97,939	166,318	256,311	13,915	949	(7,715)
Growth	1,311,431	2,015,754	4,008,245	76,063	265,669	287,271
High Yield Bond	3,826,311	4,734,214	6,901,243	130,015	357,818	394,044
Income Opportunities	8,002,259	4,897,354	3,617,325	318,073	427,309	250,862
International Opportunity	4,383,429	7,078,303	8,874,024	222,536	620,517	719,475
Larger-Cap Value	70,871	72,009	152,872	22,785	31,004	53,422
Mid Cap Growth	2,552,962	2,510,358	3,768,124	97,226	227,247	291,133
Mid Cap Value	$1,370,736	$2,342,804	$3,056,368	$67,922	$198,692	$227,842
Partners Small Cap Value	10,479,008	9,813,595	7,915,970	113,009	82,967	(19,551)
S&P 500 Index	430,200	636,430	880,002	65,553	130,130	120,025
Short Duration U.S. Government	2,432,037	2,383,501	2,229,664	130,296	266,108	254,181
Smaller-Cap Value	547,309	692,220	1,358,098	19,558	83,715	136,488

Manager of Managers Exemption

The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Cash Management, Diversified Bond, Global Bond, High Yield Bond and Short Duration U.S. Government funds: if the fund was to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 15.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers.

Table 14. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
Davis New York Venture	Davis Selected Advisers, LP (Davis)(a),(b) (effective April 24, 2006)	N/A	0.45% on the first $100 million, reducing to 0.25% as assets increase

Emerging Markets	Threadneedle International Limited(a) (Threadneedle) (effective July 9, 2004)	A	0.45% on the first $150 million, reducing to 0.30% as assets increase, and subject to a performance incentive adjustment(c)

Goldman Sachs	Goldman Sachs Asset Management, L.P.	B	0.45% on all assets
Mid Cap Value	(GSAM) (effective Feb. 19, 2010)

International Opportunity	Threadneedle(a) (effective July 9, 2004)	A	0.35% on the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

Partners Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(b) (effective March 12, 2004)	C	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Denver Investment Advisors LLC (Denver) (effective July 16, 2007)	N/A	0.55% on all assets

	Donald Smith & Co. Inc. (Donald Smith)(b) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase

	Turner Investment Partners, Inc. (Turner) (effective June 6, 2008)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase

	River Road Asset Management LLC (River Road) (effective April 24, 2006)	D	0.50% on all assets

(a)	Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial. Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager’s parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager and an indirect partially-owned subsidiary of Ameriprise Financial.
(b)	This fee is calculated based on the combined net assets subject to the subadviser’s investment management.
(c)	The adjustment for Threadneedle is based on the performance of one share of the fund and the change in the PIA Index described in Table 11. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle’s fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.
(d)	The adjustment will increase or decrease based on the performance of the subadviser’s allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).

A –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

B –	Goldman Sachs Asset Management L.P. is a wholly-owned direct and indirect subsidiary of the Goldman Sachs Group, Inc., a publicly traded financial services company.

C –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

D –	River Road Asset Management LLC is a wholly-owned subsidiary of Aviva Investors, a subsidiary of Aviva plc.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods.

Table 15. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2009		2008		2007
Davis New York Venture	Davis	$4,163,844		$2,714,658		$1,860,765
Emerging Markets	Threadneedle	3,200,561		3,663,559		3,071,641
Goldman Sachs Mid Cap Value	GSAM	N/A	(a)	N/A		N/A
	Former subadviser: Systematic Financial Management, L.P. (Sept. 29, 2006 to Feb. 19, 2010)	25,890		40,382		59,588
	Former subadviser: WEDGE Capital Management, L.L.P. (Sept. 29, 2006 to Feb. 19, 2010)	31,754		39,026		59,368
International Opportunity	Threadneedle	1,750,791		2,811,094		3,174,884
Partners Small Cap Value	BHMS	1,029,098		936,632		819,207
Denver		1,032,044		1,081,799		469,441	(b)
Donald Smith		1,411,987		1,213,286		964,656
Turner Investments		819,136		470,813	(c)	N/A
River Road		1,161,679		1,159,140		1,068,635
	Former subadviser: Franklin Portfolio Associates LLC (March 12, 2004 to June 6, 2008)	N/A		516,539	(d)	962,173
Smaller-Cap Value	Former subadviser: Kenwood Capital Management LLC (from Sept. 13, 1999 to Nov. 21, 2008)	N/A		608,557	(e)	1,002,437

(a)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(b)	For the fiscal period from July 16, 2007 to Dec. 31, 2007.
(c)	For fiscal period from June 6, 2008 to Dec. 31, 2008.
(d)	For fiscal period from Jan. 1, 2008 to June 6, 2008.
(e)	For the fiscal period from Jan. 1, 2008 to Nov. 21, 2008.

Portfolio Managers. For all funds other than money market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2009.

Table 16. Portfolio Managers

		Other Accounts Managed (excluding the fund)					Potential Conflicts of Interest
Fund	Portfolio Manager	Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Ownership of Fund Shares(c)			Structure of Compensation
Balanced	Laton Spahr	13 RICs	$14.24 billion
		2 PIVs	$52.00 million
		17 other accounts(d)	$513.21 million
	Steve Schroll	13 RICs	$14.24 billion
		2 PIVs	$52.00 million	8 RICs ($13.68 B)	None		(1)	(11)
		19 other accounts(d)	$513.06 million
	Paul Stocking	13 RICs	$14.24 billion
		2 PIVs	$52.00 million
		20 other accounts(d)	$518.02 million
	Tom Murphy	6 RICs	$10.80 billion	2 RICs ($486.48 M)
		2 PIVs	$729.68 million
		17 other accounts	$12.58 billion
	Scott Schroepfer	7 RICs	$12.92 billion	2 RICs ($486.48 M)	None		(1)	(12)
		2 other accounts	$8.37 million
	Colin Lundgren(g)	17 RICs	$1.59 billion	None
		15 other accounts	$203.49 million
Davis New York Venture	Davis:
	Christopher C. Davis	27 RICs	$57.0 billion
		14 PIVs	$1.0 billion
		118 other accounts(d)	$9.0 billion
	Kenneth C. Feinberg	25 RICs	$57.0 billion	None	None	(f)	(3)	(15)
		13 PIVs	$1.0 billion
		109 other accounts(d)	$8.0 billion
Core Equity	Brian M. Condon(h)	3 RICs	$594.0 million	1 PIV ($22 M)	None		(10)	(24)
		8 PIVs	$864.0 million
		40 other accounts	$2.72 billion
	Gina Mourtzinou	9 RICs	$8.87 billion	7 RICs ($7.92 B)	None		(1)	(13)
		14 other accounts	$116.72 million
Diversified Bond	Tom Murphy	6 RICs	$5.55 billion	3 RICs ($821.26 M)
		2 PIVs	$729.68 million
		17 other accounts	$12.58 billion
	Scott Schroepfer	7 RICs	$7.67 billion	3 RICs ($821.26 M)	None		(1)	(12)
		2 other accounts	$8.37 million
	Colin Lundgren(g)	17 RICs	$1.59 billion	None
		15 other accounts	$203.49 million
Diversified Equity	Laton Spahr	13 RICs	$11.07 billion
Income		2 PIVs	$52.00 million
		17 other accounts(d)	$513.21 million
	Steve Schroll	13 RICs	$11.07 billion
		2 PIVs	$52.00 million	8 RICs ($10.51 B)	None		(1)	(11)
		19 other accounts(d)	$513.06 million
	Paul Stocking	13 RICs	$11.07 billion
		2 PIVs	$52.00 million
		20 other accounts(d)	$518.02 million
Dynamic Equity	Brian M. Condon(h)	3 RICs	$594.0 million	1 PIV ($22 M)	None		(10)	(24)
		8 PIVs	$864.0 million

		40 other accounts	$2.72 billion
	Gina Mourtzinou	9 RICs	$7.66 billion	6 RICs ($6.52 B)	None	(1)		(13)
		14 other accounts	$116.72 million
Emerging Markets	Threadneedle:
	Julian Thompson	1 RIC	$643.43 million	1 RIC $643.43 M	None	(2)		(14)
	Jules Mort	3 PIVs	$1.09 billion
		2 other accounts	$33.20 million
Global Bond	Nicolas Pifer	5 RICs	$3.44 billion	None	None	(1)		(12)
		3 PIVs	$30.18 million
		17 other accounts(d)	$4.60 billion
Global Inflation Protected Securities	Colin Lundgren(g)	17 RICs	$1.59 billion	None
		15 other accounts	$203.49 million
	Nicholas Pifer	5 RICs	$2.77 billion	None	None	(1)		(12)
		3 PIVs	$30.18 million
		17 other accounts(d)	$4.60 billion
Goldman Sachs Mid Cap Value	GSAM:
	Sean Gallagher	9 RICs	$12.06 billion	2 PIVs ($88.7 M);
	Andrew Braun	2 PIVs	$88.70 million	2 other accounts
		181 other accounts	$10.60 billion	($130.4 M)
	Dolores Bamford	10 RICs	$13.71 billion	2 PIVs ($88.7 M);	None	(4)		(18)
	Scott Carroll	2 PIVs	$88.70 million	3 other accounts
		198 other accounts	$11.67 billion	($252.6 M)
Seligman Growth	John Wilson(h)	5 RICs	$1.65 billion	None	None	(10)		(24)
		1 PIV	$310.0 million
		19 other accounts	$350.0 million
	Peter Deininger(h)	1 PIV	$315.0 million	None	None
		15 other accounts	$275.0 million
High Yield Bond	Scott Schroepfer	7 RICs	$12.53 billion	3 RICs ($821.26 M)	None	(1)		(12)
		2 other accounts	$8.37 million
Income Opportunities	Brian Lavin	1 RIC	$764.23 million	None
		1 PIV	$12.46 million		None	(1)		(12)
		3 other account	$1.58 billion
International Opportunity	Threadneedle:
	Alex Lyle	1 RIC	$427.29 million	1 RIC ($427.29 M)
		16 PIVs	$1.16 billion
		40 other accounts	$2.87 billion		None	(2)		(14)
	Esther Perkins	5 other accounts	$608.68 million	None
Larger-Cap Value	Neil T. Eigen	6 RICs	$910.39 million
		2 PIVs	$149.37 million
		65 other accounts(d)	$2.92 billion
	Richard S. Rosen	6 RICs	$910.39 million	1 RIC ($137.29 M)	None	(1)		(16)
		2 PIVs	$149.37 million
		70 other accounts(d)	$2.88 billion
Mid Cap Growth	John K. Schonberg	8 RICs	$1.48 billion
		2 PIVs	$19.14 million
		6 other accounts	$1.14 million
	Michael Marzolf	2 RICs	$1.06 billion	2 RICs ($1.06 B)	None	(1	)(17)
		2 other accounts	$0.05 million
	Samuel Murphy	2 RICs	$1.06 billion
		3 other accounts	$0.13 million
Mid Cap Value	Laton Spahr	13 RICs	$14.69 billion
		2 PIVs	$52.00 million
		17 other accounts(d)	$513.21 million
	Steve Schroll	13 RICs	$14.69 billion
		2 PIVs	$52.00 million	8 RICs ($14.12 B)	None	(1	)(11)
		19 other accounts(d)	$513.06 million
	Paul Stocking	13 RICs	$14.69 billion
		2 PIVs	$52.00 million
		20 other accounts(d)	$518.02 million
Partners Small Cap Value	BHMS:
	James S. McClure	4 RICs	$549.9 million	None	None	(5	)(19)
	John P. Harloe	1 PIV	$4.8 million
		15 other accounts	$556.5 million
Denver:
	Kris Herrick	7 RICs	$491.52 million
		423 other accounts(e)	$643.45 million
	Troy Dayton	6 RICs	$489.69 million	1 RIC ($16 M);	None	(6)		(20)

	Mark Adelmann	423 other accounts(e)	$643.45 million	2 other accounts
	Derek Anguilm			($117.9 M)
Lisa Ramirez
Donald Smith:
	Donald G. Smith	2 RICs	$864.00 million	1 RIC ($811 M);	None	(7)	(21)
	Richard L. Greenberg	1 PIV	$94.00 million	1 other account
		32 other accounts	$2.09 billion	($70 M)
Turner:
	David Kovacs	3 RICs	$49.0 million	1 PIV ($1 M)
		9 PIVs	$91.0 million
		7 other accounts	$242.0 million
	Jennifer C. Boden	4 RICs	$71.0 million	2 PIVs ($9 M)	None	(8)	(22)
		11 PIVs	$100.0 million
		7 other accounts	$242.0 million
River Road:
	James C. Shircliff	4 RICs	$950.80 million
	Henry W. Sanders	9 PIVs	$1.33 billion
		100 other accounts	$1.08 billion
	R. Andrew Beck	3 RICs	$766.70 million	None	None	(9)	(23)
		3 PIVs	$79.90 million
		88 other accounts	$1.03 billion
S&P 500 Index	Cheryl D’Hollander(h)	4 RICs	$6.5 billion	None	None	(10)	(24)
		1 PIV	$120.0 million
		12 other accounts	$3.8 billion
	Alfred F. Alley III(h)	4 RICs	$6.5 billion	None	None
		3 PIVs	$175.0 million
		19 other accounts	$4.0 billion
Short Duration U.S. Government	Colin Lundgren(g)	17 RICs	$1.59 billion	None	None
		15 other accounts	$203.49 million			(1)	(12)
	Jason J. Callan(g)	1 RIC	$191.95 million	None	None
		3 other accounts	$0.34 million
	Tom Heuer(g)	2 other accounts	$0.42 million	None	None
Smaller-Cap Value	Neil T. Eigen	6 RICs	$846.14 million
		2 PIVs	$149.37 million
		65 other accounts(d)	$2.92 billion
	Richard S. Rosen	6 RICs	$846.14 million	1 RIC ($137.29 M)	None	(1)	(16)
		2 PIVs	$149.37 million
		70 other accounts(d)	$2.88 billion

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.
(d)	Reflects each wrap program sponsor as a single client, rather than counting each participant in the program as a separate client.
(e)	Primarily managed money/wrap accounts.
(f)	Neither Christopher Davis nor Kenneth Feinberg own any shares of Davis New York Venture Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.
(g)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.
(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.

Potential Conflicts of Interest

(1)	RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(3)	Davis: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

•

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

•

Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(4)	GSAM: GSAM’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

(5)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(6)	Denver: Denver Investment Advisors LLC (“Denver Investments”) has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the fund and its other managed funds and accounts have been reasonably designed.

(7)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(8)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(9)	River Road: Portfolio managers at River Road Asset Management (River Road) may manage one or more mutual funds as well as other types of accounts, including separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

In addition, River Road monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics.

River Road has a fiduciary responsibility to all of the clients for which it manages accounts. River Road seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. River Road has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(10)	Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

Structure of Compensation

(11)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(12)

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(13)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year, five-year and ten-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(14)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(15)	Davis: Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’s annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(16)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, and by the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(17)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(18)	GSAM: GSAM’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

•	Individual performance (relative, absolute)

•	Team performance (relative, absolute)

•	Consistent performance that aligns with clients’ objectives

•	Achievement of top rankings (relative and competitive)

The benchmark for this Fund is the Russell Mid Cap® Value Index.

(19)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semiannually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(20)	Denver: Denver Investments is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool include the following factors: investment performance, growth and/or retention of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investments, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites compared to the applicable benchmark index and peer group data, rather than any specific Fund or account result.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus. A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners. The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in Denver Investments’ defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

(21)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(22)	Turner: Investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Compensation for investment professionals is tied to the performance of all accounts within the relevant composite. Turner evaluates investment professionals’ performance over multiple time frames, including 1, 3, 5 year and since inception, relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies is responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(23)	River Road: River Road’s portfolio managers currently receive an annual fixed base salary plus potential incentive compensation up to a pre-determined fixed percentage rate of base salary. Incentive compensation is based on multiple factors, including risk-adjusted 3- and 5-year performance for the strategy composite, versus peer group and benchmark indices. Composite performance criteria are not applied independently for the Fund, but are assumed to be encompassed among the like managed accounts in the strategy composite.

(24)	As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Primary Benchmark(s)	Peer Group
Alfred F. Alley III	S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

Peter Deininger and John Wilson	Growth	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification

Cheryl D’Hollander	S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

ADMINISTRATIVE SERVICES

For funds other than Core Equity

Each fund, except for Core Equity (which is closed to new investors), has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fees are calculated as follows:

Table 17. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – 12,000,000,000	$12,000,000,001 +
Emerging Markets	0.080%	0.075%	0.070%	0.060%	0.050%
Global Bond
International Opportunity
Partners Small Cap Value
Smaller-Cap Value
Diversified Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Global Inflation Protected Securities
High Yield Bond
Income Opportunities
Short Duration U.S. Government
Balanced	0.060%	0.055%	0.050%	0.040%	0.030%
Cash Management
Davis New York Venture
Diversified Equity Income
Dynamic Equity
Goldman Sachs Mid Cap Value
Growth
Larger-Cap Value
Mid Cap Growth
Mid Cap Value
S&P 500 Index

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund’s net assets as of the last day of the most recent fiscal period.

Table 18. Administrative Fees

	Administrative Services Fees Paid In			Daily rate applied to fund assets
Fund	2009	2008	2007
Balanced	$551,091	$742,180	$1,046,093	0.057%
Cash Management	729,115	819,350	678,873	0.058
Davis New York Venture	755,897	502,656	354,756	0.054
Diversified Bond	2,887,639	2,732,326	2,137,262	0.057
Diversified Equity Income	1,635,524	1,768,738	1,941,348	0.050
Dynamic Equity	710,424	1,177,281	1,763,984	0.055
Emerging Markets	628,632	657,275	575,282	0.078
Global Bond	1,126,031	1,101,169	790,122	0.074
Global Inflation Protected Securities	1,015,022	658,123	503,285	0.063
Goldman Sachs Mid Cap Value	7,258	11,240	18,530	0.060
Growth	$150,307	$270,442	$389,898	0.060%
High Yield Bond	446,540	546,559	781,583	0.068
Income Opportunities	868,564	546,859	410,104	0.064
International Opportunity	409,567	674,285	972,158	0.079
Larger-Cap Value	7,010	9,071	15,635	0.060
Mid Cap Growth	191,947	259,156	385,269	0.060
Mid Cap Value	141,875	191,902	251,524	0.060
Partners Small Cap Value	816,185	793,172	637,920	0.076
S&P 500 Index	117,325	173,568	239,995	0.060
Short Duration U.S. Government	354,233	347,387	325,157	0.070
Smaller-Cap Value	55,059	89,242	159,701	0.080

TRANSFER AGENCY SERVICES

For funds other than Core Equity

Each fund, other than Core Equity (which is closed to new investors), has a Transfer Agency and Servicing Agreement with RiverSource Service Corporation located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation’s responsibility for administering and/or performing transfer agent functions and for acting as service agent in connection with dividend and distribution functions in connection with the sale and redemption of the fund’s shares. Under the agreement, RiverSource Service Corporation will earn a fee equal to 0.06% of the average daily net assets of the fund. The transfer agent may hire third parties to perform services under this agreement. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

RiverSource Fund Distributors, Inc. (“RiverSource Fund Distributors” or the “distributor”), 50611 Ameriprise Financial Center, Minneapolis, MN 55474, an indirect wholly-owned subsidiary of RiverSource Investments, LLC, is the funds’ principal underwriter and distributor. Prior to May 2009, RiverSource Distributors, Inc. served as the funds’ principal underwriter and distributor. Each fund’s shares are offered on a continuous basis.

PLAN AND AGREEMENT OF DISTRIBUTION

For funds other than Core Equity

To help defray the cost of distribution and servicing, each fund, other than Core Equity (which is closed to new investors), approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act with RiverSource Distributors. Under the Plan, of the type known as a reimbursement plan, the fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% on Class 2 shares and 0.125% on Class 3 shares. These fees are not applicable to Class 1 shares of the fund’s average daily net assets.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the RiverSource Variable Portfolio Funds. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

The Plan must be approved annually by the Board, including a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the fund (Independent Directors), if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of the Independent Directors of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the fund or by RiverSource Distributors. Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Independent Directors of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of the Independent Directors is the responsibility of the other the Independent Directors. Independent Directors do not have any direct or indirect financial interest in the operation of the Plan or any related agreement.

For its most recent fiscal period, each fund, other than Core Equity, paid 12b-1 fees as shown in the following table.

Table 19. 12b-1 Fees

Fund	Fees paid during last fiscal year
Balanced	$1,196,662
Cash Management	1,635,518
Davis New York Venture	1,709,040
Diversified Bond	6,281,686
Diversified Equity Income	3,981,805
Dynamic Equity	1,588,691
Emerging Markets	1,006,059
Global Bond	1,881,865
Global Inflation Protected Securities	1,958,981
Goldman Sachs Mid Cap Value	15,120
Growth	313,150
High Yield Bond	810,668
Income Opportunities	1,659,845
International Opportunity	642,162
Larger-Cap Value	14,604
Mid Cap Growth	399,903
Mid Cap Value	295,583
Partners Small Cap Value	1,328,107
S&P 500 Index	244,434
Short Duration U.S. Government	633,350
Smaller-Cap Value	86,029

CUSTODIAN SERVICES

The fund’s securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

Each fund is owned by subaccounts, its shareholders. The shares of a fund represent an interest in that fund’s assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance contract prospectus. All shares have voting rights over the fund’s management and fundamental policies. Each share is entitled to vote based on the total dollar interest in the fund. All shares have cumulative voting rights with respect to the election of Board members. This means that shareholders have as many votes as the dollar amount owned, including the fractional amount, multiplied by the number of members to be elected.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 20. Fund History Table for RiverSource Family of Funds

Fund*	Date of Organization		Date Began Operations	Form of Organization	State of Organization	Fiscal Year End		Diversified**
RiverSource Bond Series, Inc.(2)	4/29/81, 4/8/86	(1)		Corporation	NV/MN	7/31
RiverSource Floating Rate Fund			2/16/06					Yes
RiverSource Income Opportunities Fund			6/19/03					Yes
RiverSource Inflation Protected Securities Fund			3/4/04					No
RiverSource Limited Duration Bond Fund			6/19/03					Yes
RiverSource California Tax-Exempt Trust	4/7/86			Business Trust	MA	8/31	(10)
RiverSource California Tax-Exempt Fund			8/18/86					No
RiverSource Dimensions Series, Inc.	2/20/68, 4/8/86	(1)		Corporation	NV/MN	7/31
RiverSource Disciplined Small and Mid Cap Equity Fund			5/18/06					Yes
RiverSource Disciplined Small Cap Value Fund			2/16/06					Yes
RiverSource Diversified Income Series, Inc.(2)	6/27/74, 4/8/86	(1)		Corporation	NV/MN	8/31
RiverSource Diversified Bond Fund(3)			10/3/74					Yes
RiverSource Equity Series, Inc.	3/18/57, 4/8/86	(1)		Corporation	NV/MN	11/30
RiverSource Mid Cap Growth Fund(4)			6/4/57					Yes
RiverSource Global Series, Inc.	10/28/88			Corporation	MN	10/31
RiverSource Absolute Return Currency and Income Fund			6/15/06					Yes
RiverSource Emerging Markets Bond Fund			2/16/06					No
RiverSource Global Bond Fund			3/20/89					No
Threadneedle Emerging Markets Fund(4), (5), (11)			11/13/96					Yes
Threadneedle Global Equity Fund(5), (6), (11)			5/29/90					Yes
Threadneedle Global Equity Income Fund			8/1/08					Yes
Threadneedle Global Extended Alpha Fund			8/1/08					Yes
RiverSource Government Income Series, Inc.	3/12/85			Corporation	MN	5/31
RiverSource Short Duration U.S. Government Fund(3)			8/19/85					Yes
RiverSource U.S. Government Mortgage Fund			2/14/02					Yes
RiverSource Government Money Market Fund, Inc.(17)	6/29/76		1/31/77	Corporation	MD	12/31		Yes
RiverSource High Yield Income Series, Inc.	8/17/83			Corporation	MN	5/31
RiverSource High Yield Bond Fund(3)			12/8/83					Yes
RiverSource Income Series, Inc.	2/10/45; 4/8/86	(1)		Corporation	NV/MN	1/31	(7)
RiverSource Income Builder Basic Income Fund			2/16/06					Yes
RiverSource Income Builder Enhanced Income Fund			2/16/06					Yes
RiverSource Income Builder Moderate Income Fund			2/16/06					Yes

RiverSource International Managers Series, Inc.(2)	5/9/01			Corporation	MN	10/31
RiverSource Partners International Select Growth Fund(11)			9/28/01				Yes
RiverSource Partners International Select Value Fund(11)			9/28/01				Yes
RiverSource Partners International Small Cap Fund(11)			10/3/02				Yes
RiverSource International Series, Inc.(2)	7/18/84			Corporation	MN	10/31
RiverSource Disciplined International Equity Fund			5/18/06				Yes
Threadneedle Asia Pacific Fund			7/15/09				Yes
Threadneedle European Equity Fund(5), (11)			6/26/00				Yes
Threadneedle International Opportunity Fund(4), (5), (11)			11/15/84				Yes
RiverSource Investment Series, Inc.	1/18/40; 4/8/86	(1)		Corporation	NV/MN	9/30
RiverSource Balanced Fund(4)			4/16/40				Yes
RiverSource Disciplined Large Cap Growth Fund			5/17/07				Yes
RiverSource Disciplined Large Cap Value Fund			8/1/08				Yes
RiverSource Diversified Equity Income Fund			10/15/90				Yes
RiverSource Mid Cap Value Fund			2/14/02				Yes
RiverSource Large Cap Series, Inc.(2)	5/21/70, 4/8/86	(1)		Corporation	NV/MN	7/31
RiverSource Disciplined Equity Fund(4)			4/24/03				Yes
RiverSource Managers Series, Inc.(2)	3/20/01			Corporation	MN	5/31
RiverSource Partners Fundamental Value Fund(11)			6/18/01				Yes
RiverSource Partners Small Cap Value Fund(11)			6/18/01				Yes
RiverSource Market Advantage Series, Inc.	8/25/89			Corporation	MN	1/31
RiverSource Portfolio Builder Conservative Fund			3/4/04				Yes
RiverSource Portfolio Builder Moderate Conservative Fund			3/4/04				Yes
RiverSource Portfolio Builder Moderate Fund			3/4/04				Yes
RiverSource Portfolio Builder Moderate Aggressive Fund			3/4/04				Yes
RiverSource Portfolio Builder Aggressive Fund			3/4/04				Yes
RiverSource Portfolio Builder Total Equity Fund			3/4/04				Yes
RiverSource S&P 500 Index Fund			10/25/99				Yes
RiverSource Small Company Index Fund			8/19/96				Yes
RiverSource Money Market Series, Inc.	8/22/75; 4/8/86	(1)		Corporation	NV/MN	7/31
RiverSource Cash Management Fund			10/6/75				Yes
RiverSource Sector Series, Inc.	3/25/88			Corporation	MN	6/30
RiverSource Dividend Opportunity Fund(8)			8/1/88				Yes
RiverSource Real Estate Fund			3/4/04				No
RiverSource Selected Series, Inc.	10/5/84			Corporation	MN	3/31
RiverSource Precious Metals and Mining Fund(9)			4/22/85				No
RiverSource Series Trust(14)	1/27/06			Business Trust	MA	4/30
RiverSource 120/20 Contrarian Equity Fund			10/18/07				Yes
RiverSource Recovery and Infrastructure Fund			2/19/09				No
RiverSource Retirement Plus 2010 Fund			5/18/06				Yes
RiverSource Retirement Plus 2015 Fund			5/18/06				Yes
RiverSource Retirement Plus 2020 Fund			5/18/06				Yes
RiverSource Retirement Plus 2025 Fund			5/18/06				Yes

RiverSource Retirement Plus 2030 Fund			5/18/06					Yes
RiverSource Retirement Plus 2035 Fund			5/18/06					Yes
RiverSource Retirement Plus 2040 Fund			5/18/06					Yes
RiverSource Retirement Plus 2045 Fund			5/18/06					Yes
RiverSource Short Term Investments Series, Inc.(15)	4/23/68, 4/8/86	(1)		Corporation	NV/MN	7/31
RiverSource Short-Term Cash Fund			9/26/06					Yes
RiverSource Special Tax-Exempt Series Trust	4/7/86			Business Trust	MA	8/31	(10)
RiverSource Minnesota Tax-Exempt Fund			8/18/86					No
RiverSource New York Tax-Exempt Fund			8/18/86					No
RiverSource Strategic Allocation Series, Inc.(2)	10/9/84			Corporation	MN	9/30
RiverSource Strategic Allocation Fund(4)			1/23/85					Yes
RiverSource Strategic Income Allocation Fund			5/17/07					Yes
RiverSource Strategy Series, Inc.	1/24/84			Corporation	MN	3/31
RiverSource Equity Value Fund			5/14/84					Yes
RiverSource Tax-Exempt Income Series, Inc.(2)	12/21/78; 4/8/86	(1)		Corporation	NV/MN	11/30
RiverSource Tax-Exempt High Income Fund(4)			5/7/79					Yes
RiverSource Tax-Exempt Series, Inc.	9/30/76, 4/8/86	(1)		Corporation	NV/MN	11/30
RiverSource Intermediate Tax-Exempt Fund			11/13/96					Yes
RiverSource Tax-Exempt Bond Fund			11/24/76					Yes
RiverSource Variable Series Trust(12)	9/11/07			Business Trust	MA	12/31
Disciplined Asset Allocation Portfolios — Aggressive			5/1/08					Yes
Disciplined Asset Allocation Portfolios — Conservative			5/1/08					Yes
Disciplined Asset Allocation Portfolios — Moderate			5/1/08					Yes
Disciplined Asset Allocation Portfolios — Moderately Aggressive			5/1/08					Yes
Disciplined Asset Allocation Portfolios — Moderately Conservative			5/1/08					Yes
RiverSource Variable Portfolio — Balanced Fund(4)			4/30/86					Yes
RiverSource Variable Portfolio — Cash Management Fund			10/31/81					Yes
RiverSource Variable Portfolio — Core Equity Fund			9/10/04					Yes
RiverSource Variable Portfolio — Diversified Bond Fund(3)			10/13/81					Yes
RiverSource Variable Portfolio — Diversified Equity Income Fund			9/15/99					Yes
RiverSource Variable Portfolio — Dynamic Equity Fund(5), (16)			10/13/81					Yes
RiverSource Variable Portfolio — Global Bond Fund			5/1/96					No
RiverSource Variable Portfolio — Global Inflation Protected Securities Fund(13)			9/13/04					No
RiverSource Variable Portfolio — High Yield Bond Fund(3)			5/1/96					Yes
RiverSource Variable Portfolio — Income Opportunities Fund			6/1/04					Yes
RiverSource Variable Portfolio — Limited Duration Bond Fund			4/14/10					Yes

RiverSource Variable Portfolio — Mid Cap Growth Fund(4)	5/1/01	Yes
RiverSource Variable Portfolio — Mid Cap Value Fund	5/2/05	Yes
RiverSource Variable Portfolio — S&P 500 Index Fund	5/1/00	Yes
RiverSource Variable Portfolio — Short Duration U.S. Government Fund(3)	9/15/99	Yes
RiverSource Variable Portfolio — Strategic Income Fund	4/14/10	Yes
Seligman Variable Portfolio — Growth Fund(16)	9/15/99	Yes
Seligman Variable Portfolio — Larger-Cap Value Fund(16)	02/4/04	Yes
Seligman Variable Portfolio — Smaller-Cap Value Fund(16)	9/15/99	Yes
Threadneedle Variable Portfolio — Emerging Markets Fund(4), (5), (11)	5/1/00	Yes
Threadneedle Variable Portfolio — International Opportunity Fund(4), (5), (11)	1/13/92	Yes
Variable Portfolio — Aggressive Portfolio	4/14/10	Yes
Variable Portfolio — AllianceBernstein International Value Fund	4/14/10	Yes
Variable Portfolio — American Century Diversified Bond Fund	4/14/10	Yes
Variable Portfolio — American Century Growth Fund	4/14/10	Yes
Variable Portfolio — Columbia Wanger International Equities Fund	4/14/10	Yes
Variable Portfolio — Columbia Wanger U.S. Equities Fund	4/14/10	Yes
Variable Portfolio — Conservative Portfolio	4/14/10	Yes
Variable Portfolio — Davis New York Venture Fund(11), (18)	5/1/06	Yes
Variable Portfolio — Eaton Vance Floating-Rate Income Fund	4/14/10	Yes
Variable Portfolio — Goldman Sachs Mid Cap Value Fund(11), (18)	2/4/04	Yes
Variable Portfolio — Invesco International Growth Fund	4/14/10	Yes
Variable Portfolio — J.P. Morgan Core Bond Fund	4/14/10	Yes
Variable Portfolio — Jennison Mid Cap Growth Fund	4/14/10	Yes
Variable Portfolio — Marsico Growth Fund	4/14/10	Yes
Variable Portfolio — MFS Value Fund	4/14/10	Yes
Variable Portfolio — Moderate Portfolio	4/14/10	Yes
Variable Portfolio — Moderately Aggressive Portfolio	4/14/10	Yes
Variable Portfolio — Moderately Conservative Portfolio	4/14/10	Yes
Variable Portfolio — Mondrian International Small Cap Fund	4/14/10	Yes
Variable Portfolio — Morgan Stanley Global Real Estate Fund	4/14/10	No
Variable Portfolio — NFJ Dividend Value Fund	4/14/10	Yes

Variable Portfolio — Partners Small Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Partners Small Cap Value Fund(11), (18)		8/14/01				Yes
Variable Portfolio — PIMCO Mortgage-Backed Securities Fund		4/14/10				Yes
Variable Portfolio — Pyramis International Equity Fund		4/14/10				Yes
Variable Portfolio — UBS Large Cap Growth Fund		4/14/10				Yes
Variable Portfolio — Wells Fargo Short Duration Government Fund		4/14/10				Yes
Seligman Capital Fund, Inc.	10/21/68	10/9/69	Corporation	MD	12/31	Yes
Seligman Communications and Information Fund, Inc.	10/8/82	6/23/83	Corporation	MD	12/31	Yes
Seligman Frontier Fund, Inc.	7/9/84	12/10/84	Corporation	MD	10/31	Yes
Seligman Global Fund Series, Inc.	11/22/91		Corporation	MD	10/31
Seligman Global Technology Fund		5/23/94				Yes
Seligman Growth Fund, Inc.	1/26/37	4/1/37	Corporation	MD	12/31	Yes
Seligman LaSalle Real Estate Fund Series, Inc.	5/30/03		Corporation	MD	12/31
RiverSource LaSalle Global Real Estate Fund(17)		12/29/06				No
RiverSource LaSalle Monthly Dividend Real Estate Fund(17)		7/16/03				Yes
Seligman Municipal Fund Series, Inc.	8/8/83		Corporation	MD	9/30
Seligman National Municipal Class		12/31/83				Yes
Seligman Minnesota Municipal Class		12/30/83				No
Seligman New York Municipal Class		1/3/84				No
Seligman Municipal Series Trust	7/25/84		Business Trust	MA	9/30
Seligman California Municipal High-Yield Series		11/20/84				No
Seligman California Municipal Quality Series		11/20/84				No
Seligman Portfolios, Inc.	7/1/87		Corporation	MD	12/31
Seligman Capital Portfolio		6/21/88				Yes
Seligman Common Stock Portfolio		6/21/88				Yes
Seligman Communications and Information Portfolio		10/11/94				Yes
Seligman Global Technology Portfolio		5/1/96				Yes
Seligman International Growth Portfolio		5/3/93				Yes
Seligman Investment Grade Fixed Income Portfolio		6/21/88				Yes
Seligman Large-Cap Value Portfolio		5/1/98				Yes
Seligman Smaller-Cap Value Portfolio		5/1/98				Yes
Seligman TargetHorizon ETF Portfolios,
Inc.	7/6/05		Corporation	MD	9/30
Seligman TargETFund 2015		10/3/05				Yes
Seligman TargETFund 2025		10/3/05				Yes
Seligman TargETFund 2035		10/2/06				Yes
Seligman TargETFund 2045		10/2/06				Yes
Seligman TargETFund Core		10/3/05				Yes
Seligman Value Fund Series, Inc.	1/27/97		Corporation	MD	12/31
Seligman Large-Cap Value Fund		4/25/97				Yes
Seligman Smaller-Cap Value Fund		4/25/97				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.
(2)	Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.
(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio — Bond Fund changed its name to Variable Portfolio — Diversified Bond Fund, Variable Portfolio — Extra Income Fund changed its name to Variable Portfolio — High Yield Bond Fund and Variable Portfolio — Federal Income Fund changed its name to Variable Portfolio — Short Duration U.S. Government Fund.
(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio — Equity Select Fund changed its name to Variable Portfolio — Mid Cap Growth Fund, Variable Portfolio — Threadneedle Emerging Markets Fund changed its name to Variable Portfolio — Emerging Markets Fund, Variable Portfolio — Threadneedle International Fund changed its name to Variable Portfolio — International Opportunity Fund, and Variable Portfolio — Managed Fund changed its name to Variable Portfolio — Balanced Fund.
(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio — Capital Resource Fund changed its name to Variable Portfolio — Large Cap Equity Fund, Variable Portfolio — Emerging Markets Fund changed its name to Variable Portfolio — Threadneedle Emerging Markets Fund and Variable Portfolio — International Fund changed its name to Variable Portfolio — Threadneedle International Fund.
(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(9)	Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.
(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(11)

Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to

RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio — Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio — Fundamental Value Fund; RiverSource Variable Portfolio — Select Value Fund changed its name to RiverSource Partners Variable Portfolio — Select Value Fund; and RiverSource Variable Portfolio — Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio — Small Cap Value Fund.

(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.
(13)	Effective June 8, 2005, Variable Portfolio — Inflation Protected Securities Fund changed its name to Variable Portfolio — Global Inflation Protected Securities Fund.
(14)	Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(15)	Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.
(16)	Effective May 1, 2009, RiverSource Variable Portfolio — Growth Fund changed its name to Seligman Variable Portfolio — Growth Fund, RiverSource Variable Portfolio — Large Cap Equity Fund changed its name to RiverSource Variable Portfolio — Dynamic Equity Fund, RiverSource Variable Portfolio — Large Cap Value Fund changed its name to Seligman Variable Portfolio — Larger-Cap Value Fund, and RiverSource Variable Portfolio — Small Cap Advantage Fund changed its name to Seligman Variable Portfolio — Smaller-Cap Value Fund.
(17)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.
(18)	Effective May 1, 2010, RiverSource Partners Variable Portfolio — Fundamental Value Fund changed its name to Variable Portfolio — Davis New York Venture Fund; RiverSource Partners Variable Portfolio — Select Value Fund changed its name to Variable Portfolio — Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio — Small Cap Value Fund changed its name to Variable Portfolio — Partners Small Cap Value Fund.

Board Members and Officers

Shareholders elect a Board that oversees a fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund’s Board members. The RiverSource Family of Funds each member oversees consists of 152 funds. Under current Board policy, members may serve until the next regular shareholders’ meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Table 21. Board Members

Independent Board Members*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Board Governance, Compliance Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 1/5/99	Chair, RiverSource Family of Funds, 1999-2006; former Governor of Minnesota	None	Board Governance, Compliance Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since 11/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since 3/1/85	Attorney and Consultant	None	Board Governance, Compliance, Executive,Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since 11/1/05	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/7/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 11/7/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Distribution, Executive, Investment Review

*	Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.

Board Member Affiliated with the Investment Manager*

Name, address, age	Position held with funds and length of service	Principal occupation during past five years	Other present or past directorships (within past 5 years)	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; former Chief Investment Officer and Managing Director, Zurich Scudder Investments	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds’ other officers are:

Table 22. Fund Officers

Name, address, age	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers,LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003-December 2004; President, Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004-October 2004

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President – Asset Management and Trust Company Services, 2006-2009 and Vice President – Operations and Compliance, 2004-2006); Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Treasurer since 7/10/02	Vice President, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010; Chief Financial Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) and of Seligman Data Corp. since 2008; Vice President – Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Vice President, General Counsel and Secretary since 12/5/06	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010 and Vice President – Asset Management Compliance,

2004-2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Mike Jones 100 Federal Street Boston, MN 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007-April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006-April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Director and Chief Investment Officer, Columbia Management Investment Advisers,LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005-April 2010; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004-May 2005

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President – Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

Responsibilities of Board with respect to fund management

The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds’ service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not “interested persons” of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 21.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Distribution; Marketing	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Carlson	MN		X			X
Carlton	NY			X	X				X
Flynn	MA						X
Jones	MD				X				X
Laikind	NY	X		X				X	X
Lewis	MN		X				X
Maher	CT	X		X					X
Paglia	NY	X		X					X
Richie	MI	X			X
Taunton-Rigby	MA	X		X					X

With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. The committee held 5 meetings during the last fiscal year.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds’ CCO to meet with Independent Directors on a regular basis to discuss compliance matters. The committee held 5 meetings during the last fiscal year.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The committee held 6 meetings during the last fiscal year.

Distribution Committee — Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate. The committee held 4 meetings during the fiscal year.

Executive Committee — Acts for the Board between meetings of the Board. The committee held 2 meeting during the last fiscal year.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 6 meetings during the last fiscal year.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures. The committee held 6 meetings during the last fiscal year.

BOARD MEMBER HOLDINGS

The following table shows the dollar range of equity securities beneficially owned on Dec. 31, 2009 of all funds overseen by the Board members. All shares of the Variable Portfolio funds are owned by life insurance companies and are not available for purchase by individuals. Consequently no Board member owns any shares of Variable Portfolio funds.

Table 23. Board Member Holdings — All Funds

Based on net asset values as of Dec. 31, 2009:

Board Member	Aggregate Dollar Range of Equity Securities of All Funds Overseen by Board Member
Kathleen Blatz	Over $100,000
Arne H. Carlson	Over $100,000
Pamela G. Carlton	$50,001-$100,000
Patricia M. Flynn	Over $100,000*
Anne P. Jones	Over $100,000
Jeffrey Laikind	Over $100,000
Stephen R. Lewis, Jr.	Over $100,000*
John F. Maher	Over $100,000*
Catherine James Paglia	Over $100,000*
Leroy C. Richie	Over $100,000
Alison Taunton-Rigby	Over $100,000
William F. Truscott	Over $100,000

*	Includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the RiverSource Family of Funds in the fiscal year ended Dec. 31, 2009.

Table 24. Board Member Compensation — All Funds

Board Member(a)	Total Cash Compensation from RiverSource Funds Paid to Board Member
Kathleen Blatz	$172,500
Arne H. Carlson	177,500
Pamela G. Carlton	160,000(b)
Patricia M. Flynn	165,000(b)
Anne P. Jones	172,500
Jeffrey Laikind	160,000
Stephen R. Lewis, Jr.	400,000(b)
John F. Maher	155,000(b)
Catherine James Paglia	177,500
Leroy C. Richie	165,000
Alison Taunton-Rigby	165,000

(a)	Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board.
(b)	Ms. Carlton, Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $64,000, $49,500, $60,000 and $155,000, respectively. Amount deferred by fund is set forth in Table 25. Additional information regarding the deferred compensation plan is described below.

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Directors, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other Independent Directors.

Effective Jan. 1, 2010, Independent Directors will be paid an annual retainer of $125,000. Committee and subcommittee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. In 2010, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during the fiscal year ended Dec. 31, 2009.

Table 25. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Carlson	Carlton	Flynn	Jones	Laikind	Lewis	Maher	Paglia	Richie	Taunton- Rigby
Balanced – total	$2,421	$2,495	$2,246	$2,319	$2,421	$2,246	$5,640	$2,175	$2,495	$2,320	$2,319
Amount deferred	0	0	898	696	0	0	846	2,175	0	0	0
Cash Management – total	3,262	3,391	3,019	3,148	3,262	3,019	7,720	2,931	3,391	3,148	3,148
Amount deferred	0	0	1,208	944	0	0	1,158	2,931	0	0	0
Core Equity – total	425	437	394	405	424	394	981	381	437	406	406
Amount deferred	0	0	157	122	0	0	147	381	0	0	0
Davis New York Venture – total	3,480	3,550	3,239	3,310	3,480	3,239	7,976	3,119	3,550	3,310	3,310
Amount deferred	0	0	1,296	993	0	0	1,176	3,119	0	0	0
Diversified Bond – total	12,934	13,334	11,991	12,391	12,934	11,991	30,078	11,642	13,334	12,392	12,391
Amount deferred	0	0	4,796	3,717	0	0	4,512	11,642	0	0	0
Diversified Equity Income – total	8,081	8,297	7,502	7,717	8,081	7,502	18,666	7,256	8,297	7,717	7,717
Amount deferred	0	0	3,001	2,315	0	0	2,800	7,256	0	0	0
Dynamic Equity – total	3,213	3,306	2,979	3,071	3,213	2,979	7,432	2,885	3,306	3,071	3,071
Amount deferred	0	0	1,191	921	0	0	1,115	2,885	0	0	0

Emerging Markets – total	2,054	2,115	1,904	1,966	2,054	1,904	4,761	1,849	2,115	1,966	1,966
Amount deferred	0	0	762	590	0	0	714	1,849	0	0	0
Global Bond – total	3,865	3,981	3,582	3,698	3,865	3,582	8,969	3,478	3,981	3,698	3,698
Amount deferred	0	0	1,433	1,110	0	0	1,345	3,478	0	0	0
Global Inflation Protected Securities – total	4,000	4,085	3,728	3,813	4,000	3,728	9,226	3,588	4,086	3,813	3,813
Amount deferred	0	0	1,491	1,144	0	0	1,384	3,588	0	0	0
Goldman Sachs Mid Cap Value – total	31	32	28	29	31	28	71	28	32	29	29
Amount deferred	0	0	11	9	0	0	11	28	0	0	0
Growth – total	640	662	592	614	640	592	1,484	576	662	613	613
Amount deferred	0	0	237	184	0	0	223	576	0	0	0
High Yield Bond – total	1,662	1,707	1,541	1,586	1,662	1,541	3,855	1,491	1,707	1,587	1,587
Amount deferred	0	0	617	476	0	0	578	1,491	0	0	0
Income Opportunities – total	3,410	3,480	3,176	3,246	3,410	3,176	7,846	3,059	3,480	3,246	3,246
Amount deferred	0	0	1,271	974	0	0	1,177	3,059	0	0	0
International Opportunity – total	1,300	1,338	1,206	1,243	1,300	1,206	3,015	1,167	1,337	1,243	1,243
Amount deferred	0	0	482	373	0	0	452	1,168	0	0	0
Larger-Cap Value – total	30	30	28	28	30	28	68	27	30	28	28
Amount deferred	0	0	11	8	0	0	10	27	0	0	0
Mid Cap Growth – total	815	835	756	776	815	756	1,877	731	835	777	777
Amount deferred	0	0	302	233	0	0	282	731	0	0	0
Mid Cap Value – total	605	624	560	579	605	560	1,396	545	624	578	578
Amount deferred	0	0	224	174	0	0	209	545	0	0	0
Partners Small Cap Value – total	2,713	2,783	2,517	2,586	2,713	2,517	6,231	2,436	2,782	2,587	2,587
Amount deferred	0	0	1,007	776	0	0	935	2,436	0	0	0
S&P 500 Index – total	$496	$510	$460	$474	$497	$460	$1,147	$446	$510	$474	$474
Amount deferred	0	0	184	142	0	0	172	446	0	0	0
Short Duration U.S. Government – total	1,283	1,326	1,190	1,232	1,190	1,283	3,003	1,154	1,326	1,232	1,232
Amount deferred	0	0	476	370	0	0	451	1,154	0	0	0
Smaller-Cap Value – total	174	178	161	166	174	161	399	156	178	166	165
Amount deferred	0	0	64	50	0	0	60	156	0	0	0

The funds in the RiverSource Family of Funds, RiverSource Investments, unaffiliated and affiliated subadvisers, and RiverSource Fund Distributors have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Control Persons and Principal Holders of Securities

RiverSource Life and its subsidiaries are the record holders of all outstanding shares of the funds. All shares were purchased and are held by RiverSource Life and its subsidiaries pursuant to instructions from owners of variable annuity and variable life insurance contracts issued by RiverSource Life and its subsidiaries. Accordingly, RiverSource Life disclaimed beneficial ownership of all shares of the funds.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendant’s motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J.&W. Seligman & Co., Inc. (“Seligman”). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

THE FOLLOWING MATTER IS UNRELATED TO AMERIPRISE FINANCIAL OR COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC OR ITS AFFILIATES

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed or GSAM-subadvised funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed or GSAM-subadvised funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser, subadviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

Independent Registered Public Accounting Firm

The financial statements contained in the funds’ Annual Report for the fiscal years ended Dec. 31, 2007 or later were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402-3900. The financial statements for periods ended on or before Dec. 31, 2006 were audited by other auditors. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements — their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Appendix B

S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S-6466-20 AE (5/10)

B-1

RIVERSOURCE VARIABLE SERIES TRUST

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15.	Indemnification

The Agreement and Declaration of Trust of the registrant provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Trust may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the registrant provide that present or former trustees or officers of the Trust made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Trust to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16.	Exhibits

(1)	(a) Amendment No. 1 to the Agreement and Declaration of Trust effective Sept. 11, 2007, filed electronically on or about Sept. 28, 2007 as Exhibit (a) to Registrant’s Registration Statement No. 333-146374 is incorporated by reference.

(1)	(b) Amendment No. 2 to the Agreement and Declaration of Trust effective April 9, 2008, filed electronically on or about April 21, 2008 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(c) Amendment No. 3 to the Agreement and Declaration of Trust effective Jan. 8, 2009 filed electronically on or about April 29, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(d) Amendment No. 4 to the Agreement and Declaration of Trust effective Jan. 14, 2010, filed electronically on or about April 14, 2010 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(1)	(e) Amendment No. 5 to the Agreement and Declaration of Trust effective April 6, 2010, filed electronically on or about April 30, 2010 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(2)	By-laws filed electronically on or about Sept. 28, 2007 as Exhibit (b) to Registrant’s Registration Statement No. 333-146374 are incorporated by reference.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is filed electronically herewith.

(5)	Not applicable.

(6)	(a) Investment Management Services Agreement, between Registrant and RiverSource Investments, LLC, dated November 8, 2007, amended and restated April 6, 2010, filed electronically on or about April 30, 2010 as Exhibit (d)(1) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(6)	(b) Form of Subadvisory Agreement between RiverSource Investments, LLC and a Subadviser filed electronically on or about April 14, 2010 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(6)	(c) Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC and Threadneedle International Limited, filed electronically on or about Oct. 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(6)	(d) Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between RiverSource Investments, LLC and Threadneedle International Limited filed electronically on or about Dec. 29. 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(7)	Distribution Agreement between Registrant and RiverSource Fund Distributors, Inc., dated May 1, 2009, amended and restated April 6, 2010, filed electronically on or about April 30, 2010 as Exhibit (e) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(8)	Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource Equity Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-13188 is incorporated by reference.

(9)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Mangers, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(10)	(a) Plan and Agreement of Distribution between Registrant and RiverSource Fund Distributors, Inc., dated May 1, 2009, amended and restated April 6, 2010, filed electronically on or about April 30, 2010 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(10)	(b) Rule 18f – 3(d) Plan, amended and restated April 6, 2010, filed electronically on or about April 30, 2010 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(11)	Opinion and consent of counsel as to the legality of the securities being registered filed electronically on or about September 27, 2010 as Exhibit (11) to the Registrant’s Registration Statement on Form N-14 (File No. 333-169602) is incorporated by reference.

(12)	Opinion of Counsel – to be filed by amendment.

(13)	(a) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(13)	(b) Transfer Agency and Servicing Agreement, dated November 8, 2007, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, filed electronically on or about April 30, 2010 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 9 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(c) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between RiverSource Investments, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, RiverSource Fund Distributors, Inc. and the Registrant filed electronically on or about April 29, 2010 as Exhibit (h)(4) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(13)	(d) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource Family of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(e) Form of License Agreement, dated July 10, 2004, between Threadneedle Asset Management Holdings Limited and the Registrant filed electronically on or about Dec. 24, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 33-25824 is incorporated by reference.

(13)	(f) Form of License Agreement Amendment, dated May 15, 2008, between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about June 30, 2008 as Exhibit (h)(10) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(13)	(g) Form of License Agreement Amendment between Threadneedle Asset Management Holdings Limited and RiverSource Global Series, Inc., RiverSource International Series, Inc. and RiverSource Variable Series Trust filed electronically on or about July 8, 2009 as Exhibit (h)(10) to RiverSource International Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-92309 is incorporated by reference.

(13)	(h) Agreement and Plan of Reorganization, dated Sept. 11, 2007, between RiverSource Variable Portfolio Funds, as series of Minnesota corporations, and corresponding RiverSource Variable Portfolio Funds, each a series of RiverSource Variable Portfolio Trust, a Massachusetts business trust, and between RiverSource Variable Portfolio – Core Bond Fund, a series of RiverSource Variable Series Trust, and RiverSource Variable Portfolio – Diversified Bond Fund, a series of RiverSource Variable Series Trust, filed electronically on or about April 21, 2008 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(i) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to Registrant’s Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(ii) Code of Ethics adopted under Rule 17j-1 for Registrant’s principal underwriter, dated April 2008, filed electronically on or about April 25, 2008 as Exhibit (p)(2) to Registrant’s Post-Effective Amendment No. 3 to Registration StatementNo. 333-146374 is incorporated by reference.

(13)	(i)(iii) Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser, dated Nov. 15, 2009, filed electronically on or about Nov. 30, 2009 as Exhibit (p)(3) to RiverSource Tax-Exempt Income Series, Inc. Post-Effective Amendment No. 51 to Registration Statement No. 2-63552 is incorporated by reference.

(13)	(i)(iv) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio – Fundamental Value and RiverSource Partners Fundamental Value Funds’ Subadviser Davis Selected Advisers, L.P., as amended effective Feb. 1, 2005, filed electronically on or about April 21, 2006, as Exhibit (p)(8) to AXP Variable Portfolio – Partners Series, Inc. Post-Effective Amendment No. 15 to Registration Statement No. 333-61346 is incorporated by reference.

(13)	(i)(v) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Small Cap Value and RiverSource Partners Variable Portfolio – Small Cap Value Funds’ Subadviser Donald Smith & Co., Inc., adopted Jan. 1, 2005, revised June 1, 2006 filed electronically on or about April 24, 2007 as Exhibit (p)(4) to RiverSource Variable Portfolio – Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-61346 is incorporated by reference.

(13)	(i)(vi) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Small Cap Value and RiverSource Partners Variable Portfolio – Small Cap Value Funds’ Subadviser Barrow, Hanley, Mewhinney & Strauss, Inc., dated Jan. 2007, filed electronically on or about April 24, 2007 as Exhibit (p)(5) to RiverSource Variable Portfolio – Managers Series, Inc. Post-Effective Amendment No. 19 to Registration Statement No. 333-61346 is incorporated by reference.

(13)	(i)(vii) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio – Small Cap Value Fund’s Subadviser River Road Asset Management, LLC, dated Jan 1, 2008, filed electronically on or about April 29, 2009 as Exhibit (p)(7) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(viii) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio – Small Cap Value Fund’s Subadviser Denver Investment Advisors LLC effective Feb. 15, 2007, filed electronically on or about April 21, 2008 as Exhibit (p)(10) to Registrant’s Post-Effective Amendment No. 2 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(ix) Code of Ethics adopted under Rule 17j-1 for RiverSource Partners Variable Portfolio – Small Cap Value Fund’s Subadviser Turner Investment Partners, Inc. filed electronically on or about April 29, 2009 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(x) Code of Ethics, dated March 2006, adopted under Rule 17j-1, for Threadneedle Asia Pacific Fund, Threadneedle Emerging Markets Fund’s, Threadneedle Global Equity Fund’s, Threadneedle Global Equity Income Fund’s, Threadneedle Global Extended Alpha Fund’s, Threadneedle Variable Portfolio – Emerging Markets Fund and Threadneedle Variable Portfolio – International Opportunity Fund’s Subadviser Threadneedle International Ltd., filed electronically on or about June 30, 2008, as Exhibit (p)(3) to RiverSource Global Series, Inc. Post-Effective Amendment No. 56 to Registration Statement No. 33-25824 is incorporated by reference.

(13)	(i)(xi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – American Century Diversified Bond Fund’s and Variable Portfolio – American Century Growth Fund’s Subadviser American Century Investment Management, Inc. filed electronically on or about April 14, 2010 as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Invesco International Growth Fund’s Subadviser Invesco Advisers, Inc. filed electronically on or about April 14, 2010 as Exhibit (p)(12) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xiii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Morgan Stanley Global Real Estate Fund’s Subadviser Morgan Stanley Investment Management Inc. filed electronically on or about April 14, 2010 as Exhibit (p)(13) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xiv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – MFS Value Fund’s Subadviser Massachusetts Financial Services Company filed electronically on or about April 14, 2010 as Exhibit (p)(14) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – J.P. Morgan Core Bond Fund’s Subadviser J.P. Morgan Investment Management Inc. filed electronically on or about April 14, 2010 as Exhibit (p)(15) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xvi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – NFJ Dividend Value Fund’s Subadviser NFJ Investment Group LLC filed electronically on or about April 14, 2010 as Exhibit (p)(16) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xvii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – PIMCO Mortgage-Backed Securities Fund’s Subadviser Pacific Investment Management Company, LLC filed electronically on or about April 14, 2010 as Exhibit (p)(17) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xviii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser TCW Investment Management Company filed electronically on or about April 14, 2010 as Exhibit (p)(19) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xix) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s Subadviser The London Company filed electronically on or about April 14, 2010 as Exhibit (p)(20) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xx) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Partners Small Cap Growth Fund’s and Variable Portfolio – Wells Fargo Short Duration Government Fund’s Subadviser Wells Capital Management Incorporated filed electronically on or about April 14, 2010 as Exhibit (p)(21) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xxi) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – UBS Large Cap Growth Fund’s Subadviser UBS Global Asset Management (Americas) Inc. filed electronically on or about April 14, 2010 as Exhibit (p)(22) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xxii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – AllianceBernstein International Value Fund’s Subadviser AllianceBernstein L.P. filed electronically on or about April 14, 2010 as Exhibit (p)(23) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xxiii) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Mondrian International Small Cap Fund’s Subadviser Mondrian Investment Partners Limited filed electronically on or about April 14, 2010 as Exhibit (p)(24) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xxiv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Marsico Growth Fund’s Subadviser Marsico Capital Management, LLC filed electronically on or about April 14, 2010 as Exhibit (p)(25) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(13)	(i)(xxv) Code of Ethics adopted under Rule 17j-1 for Variable Portfolio – Eaton Vance Floating-Rate Income Fund’s Subadviser Eaton Vance Management filed electronically on or about April 14, 2010 as Exhibit (p)(26) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(14)	(a) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(14)	(b) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(15)	Not applicable.

(16)	Trustees Power of Attorney to sign Amendments to this Registration Statement, dated September 7, 2010, filed electronically on or about September 27, 2010 as Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (File No. 333-169602) is incorporated by reference.

(17)	Not applicable.

Item 17.	Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant, RIVERSOURCE VARIABLE SERIES TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 28th day of December, 2010.

RIVERSOURCE VARIABLE SERIES TRUST

By	/s/ J. KEVIN CONNAUGHTON
J. Kevin Connaughton
President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of December, 2010.

Signature	Capacity	Signature	Capacity

/s/ J. KEVIN CONNAUGHTON J. Kevin Connaughton	President (Principal Executive Officer)	/s/ ANNE P. JONES* Anne P. Jones	Trustee

/s/ JEFFREY P. FOX Jeffrey P. Fox	Treasurer (Principal Financial Officer and Principal Accounting Officer)	/s/ JOHN F. MAHER* John F. Maher	Trustee

/s/ STEPHEN R. LEWIS, JR.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ CATHERINE JAMES PAGLIA* Catherine James Paglia	Trustee

/s/ KATHLEEN A. BLATZ* Kathleen A. Blatz	Trustee	/s/ LEROY C. RICHIE* Leroy C. Richie	Trustee

/s/ ARNE H. CARLSON* Arne H. Carlson	Trustee	/s/ ALISON TAUNTON-RIGBY* Alison Taunton-Rigby	Trustee

/s/ PAMELA G. CARLTON* Pamela G. Carlton	Trustee	/s/ WILLIAM F. TRUSCOTT* William F. Truscott	Trustee

/s/ PATRICIA M. FLYNN* Patricia M. Flynn	Trustee

*By:	/s/ SCOTT R. PLUMMER
Scott R. Plummer**
December 28, 2010

**	Executed by Scott R. Plummer on behalf of each of the Trustees pursuant to a Power of Attorney pursuant to a Power of Attorney incorporated by reference to the Registration Statement of the Registrant on Form N-14, filed with the Commission on or about November 5, 2010.

Exhibit Index

Exhibit No.	Description

(4)	Agreement and Plan of Reorganization

(14)(a)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)

(14)(b)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)